SEC Registration Nos.
811-3591 and 2-80154

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 51 XX
and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT ACT OF 1940

Amendment No. 51 XX

Calvert Variable Series, Inc.

(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Registrant's Telephone Number: (301) 951-4800

William M. Tartikoff
4550 Montgomery Avenue
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

__ Immediately upon filing pursuant to paragraph (b) of Rule 485.	XX on May 2, 2005 pursuant to paragraph (b) of Rule 485.
__ 60 days after filing pursuant to paragraph (a) of Rule 485.	__ on (date) pursuant to paragraph (a) of Rule 485.


Prospectus

Calvert Variable Series, Inc.

Calvert Portfolios

o Social Money Market Portfolio

o Social Small Cap Growth Portfolio

o Social Mid Cap Growth Portfolio

o Social International Equity Portfolio

o Social Balanced Portfolio

o Social Equity Portfolio

o Income Portfolio

May 2, 2005

PROSPECTUS
May 2, 2005

CALVERT VARIABLE SERIES, INC.
CALVERT PORTFOLIOS

1	SOCIAL MONEY MARKET PORTFOLIO
7	SOCIAL SMALL CAP GROWTH PORTFOLIO
18	SOCIAL MID CAP GROWTH PORTFOLIO
29	SOCIAL INTERNATIONAL EQUITY PORTFOLIO
40	SOCIAL BALANCED PORTFOLIO
52	SOCIAL EQUITY PORTFOLIO
63	INCOME PORTFOLIO

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SOCIAL MONEY MARKET PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
2 Investment Objective, Strategy, Risks, Past Performance
2 Fees and Expenses
3 Principal Investment Strategies and Risks

About Social Investing
3 Investment Selection Process
3 Socially Responsible Investment Criteria

About Your Investment
4 The Fund and Its Management
4 Advisory Fees
4 Purchase, Exchange and Redemption of Shares
5 Dividends and Distributions
5 Taxes
5 Financial Highlights

The Social Money Market Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS SOCIAL MONEY MARKET

Advisor: Calvert Asset Management Company, Inc. ("Calvert")

Objective

CVS Social Money Market seeks to provide current income by investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.

Principal Investment Strategies

CVS Social Money Market invests in high quality money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

o The Portfolio's yield will change in response to market interest rates. In general, as market rates go up so will the Portfolio's yield, and vice versa.

o Although the Portfolio tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and or sudden credit deterioration of a holding could cause the value to decrease.

o Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's returns over time to the Lipper Variable Annuity Money Market Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Money Market
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '00	1.51%
Worst Quarter (of periods shown)	Q1 '04	0.09%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years
CVS Social Money Market	0.72%	2.47%	3.78%
Lipper VA Money Market
Funds Average	0.83%	2.49%	3.82%

For current yield information call 800-368-2745, or visit Calvert's website at www.calvert.com

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.36%
Total Fund Operating Expenses2	0.86%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Total Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be .79%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments.

For further information on the Portfolio's investment strategies and restrictions, as well as a description of the types of securities that may be purchased, see the Statement of Additional Information ("SAI").

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert believes there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

o Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

o Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

o Are the subject of serious labor related actions by federal, state or local regulatory agencies.

o Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

o Have a pattern and practice of violating the rights of indigenous peoples.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

o Manufacture tobacco products.

o Are significantly involved in the manufacture of weapons.

o Are significantly involved in the manufacture of alcoholic beverages.

o Have direct involvement in gambling operations.

o Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.30% of the Portfolio's average daily net assets. Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

The net asset value of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open. The Portfolio is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

To protect the interests of investors, the Portfolio and the distributor may reject any order considered market-timing activity.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses. Distributions of net investment income are paid by the Portfolio monthly. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any applicable charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.007	.006
Net realized gain (loss)	**	--
Total from investment operations	.007	.006
Distributions from
Net investment income	(.007)	(.006)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	0.72%	0.64%
Ratios to average net assets: A
Net investment income	.72%	.65%
Total expenses	.86%	.77%
Expenses before offsets	.80%	.73%
Net expenses	.79%	.72%
Net assets, ending (in thousands)	$12,863	$15,150

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.014	.037	.058
Total from investment operations	.014	.037	.058
Distributions from
Net investment income	(.014)	(.037)	(.058)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.44%	3.74%	5.94%
Ratios to average net assets: A
Net investment income	1.40%	3.67%	5.85%
Total expenses	.74%	.67%	.66%
Expenses before offsets	.71%	.67%	.66%
Net expenses	.70%	.63%	.61%
Net assets, ending (in thousands)	$22,449	$21,781	$22,969

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Amount was less than .001 per share.

SOCIAL SMALL CAP GROWTH PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
8 Investment Objective, Strategy, Risks, Past Performance
9 Fees and Expenses
10 Principal Investment Strategies and Risks

About Social Investing
12 Investment Selection Process
12 Socially Responsible Investment Criteria

About Your Investment
13 The Fund and its Management
14 Subadvisor and Portfolio Manager
15 Advisory Fees
15 Purchase, Exchange and Redemption of Shares
15 How Shares are Priced
16 Market Timing Policy
16 Dividends and Distributions
16 Taxes
16 Financial Highlights

The Social Small Cap Growth Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert New Vision Small Cap Fund. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS SOCIAL SMALL CAP GROWTH
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Awad Asset Management, Inc.

Objective

CVS Social Small Cap Growth seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. Returns in the Portfolio will be mostly from the changes in the price of the Portfolio's holdings (capital appreciation).

The Portfolio currently defines small-cap companies as those with market capitalizations of $2 billion or less at the time the Portfolio initially invests.

Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o Prices of small-cap stocks may respond to market activity differently than larger or more established companies and can be more volatile than those of larger issuers.

o The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

o The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Small Cap Growth
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '99	21.90%
Worst Quarter (of periods shown)	Q1 '97	-27.24%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	Since
			Inception
			(3/15/95)*
CVS Social Small Cap
Growth	10.45%	7.07%	7.81%
Russell 2000 Index	18.33%	6.61%	11.46%
Lipper VA Small-Cap
Core Funds Average	17.47%	7.82%	N/A

* For comparison purposes to Lipper, performance as of 3/31/95 is as follows: CVS Social Small Cap Growth is 7.85%; Lipper VA Small-Cap Core Funds Average is 12.60%.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.39%
Total Fund Operating Expenses2	1.39%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Total Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 1.31%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q 35T

Conventional Securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

q1

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q 35T

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q 35T

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged derivative securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

q

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q

Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T2

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

q 5T

1 The Portfolio may invest only in American Depositary Receipts (ADRs), dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the Statement of Additional Information ("SAI").

2 Based on net premium payments.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the SAI.

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

o Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

o Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

o Are the subject of serious labor related actions by federal, state or local regulatory agencies.

o Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

o Have a pattern and practice of violating the rights of indigenous peoples.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

o Manufacture tobacco products.

o Are significantly involved in the manufacture of weapons.

o Are significantly involved in the manufacture of alcoholic beverages.

o Have direct involvement in gambling operations.

o Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Subadvisor and Portfolio Manager

Awad Asset Management, Inc. ("Awad"), 250 Park Avenue, New York, New York 10177, a subsidiary of Raymond James & Associates, Inc., has managed the Portfolio since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

Information is provided below identifying the individual who is employed by or associated with the Subadvisor of the Portfolio and who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

James D. Awad	President, Chief Investment Officer	Mr. Awad has been with Awad (and its predecessor, the Awad & Associates Division of Raymond James & Associates, Inc.) since its founding by Mr. Awad in 1992.

Chairman of the Board of Directors and Chief Investment Officer of Awad. In addition, in May 2001, Mr. Awad was elected President of Awad.
President of Awad & Associates, Inc., which acts as general partner and adviser to Awad & Associates, LP, a hedge fund.
Registered Representative of Raymond James & Associates, Inc.
Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003, and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Small Cap Growth Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$15.21	$11.03
Income from investment operations
Net investment income (loss)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.62	4.41
Total from investment operations	1.60	4.37
Distributions from
Net investment income	--	(.19)
Total increase (decrease) in net asset value	1.60	4.18
Net asset value, ending	$16.81	$15.21

Total return*	10.52%	39.57%
Ratios to average net assets: A
Net investment income (loss)	(.15%)	(.36%)
Total expenses	1.39%	1.42%
Expenses before offsets	1.35%	1.36%
Net expenses	1.31%	1.31%
Portfolio turnover	77%	63%
Net assets, ending (in thousands)	$17,939	$16,328

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$14.80	$13.58	$13.27
Income from investment operations
Net investment income (loss)	.37	(.06)	(.10)
Net realized and unrealized gain (loss)	(3.71)	1.54	.94
Total from investment operations	(3.34)	1.48	.84
Distributions from
Net investment income	(.19)	--	--
Net realized gains	(.24)	(.26)	(.53)
Total distributions	(.43)	(.26)	(.53)
Total increase (decrease) in net asset value	(3.77)	1.22	.31
Net asset value, ending	$11.03	$14.80	$13.58

Total return*	(22.55%)	10.86%	6.29%
Ratios to average net assets: A
Net investment income (loss)	2.66%	(.52%)	(.86%)
Total expenses	1.38%	1.39%	1.61%
Expenses before offsets	1.32%	1.39%	1.61%
Net expenses	1.28%	1.22%	1.26%
Portfolio turnover	66%	59%	106%
Net assets, ending (in thousands)	$12,004	$12,603	$7,204

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

SOCIAL MID CAP GROWTH PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
19 Investment Objective, Strategy, Risks, Past Performance
20 Fees and Expenses
21 Principal Investment Strategies and Risks

About Social Investing
23 Investment Selection Process
23 Socially Responsible Investment Criteria

About Your Investment
24 The Fund and its Management
25 Subadvisor and Portfolio Manager
26 Advisory Fees
26 Purchase, Exchange and Redemption of Shares
26 How Shares are Priced
27 Market Timing Policy
27 Dividends and Distributions
27 Taxes
27 Financial Highlights

The Social Mid Cap Growth Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert World Values Fund, Inc. Capital Accumulation Fund. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS SOCIAL MID CAP GROWTH
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Brown Capital Management, Inc.

Objective

CVS Social Mid Cap Growth seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. This objective may be changed by the Portfolio's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size companies. Returns in the Portfolio will be mostly from the changes in the price of the Portfolio's holdings (capital appreciation.)

The Portfolio currently defines mid-cap companies as those within the range of market capitalizations of the Russell MidCap Growth Index. Most companies in the Index have a capitalization of $500 million to $15 billion. Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

o The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic condition.

o The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell MidCap Growth Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Mid Cap Growth

Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '98	25.32%
Worst Quarter (of periods shown)	Q3 '01	-24.86%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years
CVS Social Mid Cap
Growth	9.33%	0.24%	10.05%
Russell MidCap
Growth Index	15.48%	-3.36%	11.23%
Lipper VA Mid-Cap
Growth Funds Average	14.75%	-3.04%	9.72%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.90%
Other Expenses	0.27%
Total Fund Operating Expenses2	1.17%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Total Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 1.15%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized in the earlier summary along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies
Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity, Market and Transaction.

q

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

25N

Conventional Securities

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q 5N

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged derivative securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

q

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

5T
Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

q 5T

1 Based on net premium payments.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

o Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

o Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

o Are the subject of serious labor related actions by federal, state or local regulatory agencies.

o Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

o Have a pattern and practice of violating the rights of indigenous peoples.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

o Manufacture tobacco products.

o Are significantly involved in the manufacture of weapons.

o Are significantly involved in the manufacture of alcoholic beverages.

o Have direct involvement in gambling operations.

o Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Subadvisor and Portfolio Manager

Brown Capital Management, Inc. ("Brown"), 1201 North Calvert Street, Baltimore, Maryland 21202, has managed the Portfolio since 1996. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Brown uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Eddie C. Brown, CFA, CIC	President	22 years

Portfolio Manager/Analyst
Mr. Brown, who founded the firm, brings over 24 years of management experience to the Portfolio, and has held positions with T. Rowe Price Associates and Irwing Management Company.

Portfolio Manager/Analyst

Calvin H. Baker	Vice President	5 years	Portfolio Manager/Analyst	Portfolio Manager/Analyst

Maurice L. Haywood, CFA	Vice President	5 years	Portfolio Manager/Analyst	Portfolio Manager/Analyst

Stephon A. Jackson, CFA	Vice President	8 years	Portfolio Manager/Analyst	Portfolio Manager/Analyst

Brown's large/mid cap team is team managed, as each member of the investment team serves as both portfolio manager and analyst, generating investment ideas and conducting in house fundamental research in the security selection process. By design, every portfolio manager is a generalist as it relates to his investment research responsibilities. The team generally meets twice a week, in addition to informal daily discussions, to unearth new ideas and growth opportunities and evaluate existing investments. This process fosters consensus team decisions with no bureaucracy.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.65% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies.

If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003, and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Mid Cap Growth Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$24.11	$18.31
Income from investment operations
Net investment income (loss)	(.20)	(.17)
Net realized and unrealized gain (loss)	2.45	5.97
Total from investment operations	2.25	5.80
Total increase (decrease) in net asset value	2.25	5.80
Net asset value, ending	$26.36	$24.11

Total return*	9.33%	31.68%
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(.87%)
Total expenses	1.17%	1.20%
Expenses before offsets	1.16%	1.19%
Net expenses	1.15%	1.17%
Portfolio turnover	89%	148%
Net assets, ending (in thousands)	$69,492	$62,596

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$25.51	$31.04	$30.03
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.15)
Net realized and unrealized gain (loss)	(7.01)	(3.58)	3.69
Total from investment operations	(7.20)	(3.76)	3.54
Distributions from
Net realized gains	--	(1.77)	(2.53)
Total distributions	--	(1.77)	(2.53)
Total increase (decrease) in net asset value	(7.20)	(5.53)	1.01
Net asset value, ending	$18.31	$25.51	$31.04

Total return*	(28.22%)	(12.20%)	11.57%
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.77%)	(.60%)
Total expenses	1.19%	1.13%	1.12%
Expenses before offsets	1.18%	1.13%	1.12%
Net expenses	1.16%	1.10%	1.02%
Portfolio turnover	134%	60%	97%
Net assets, ending (in thousands)	$44,176	$65,090	$64,027

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

SOCIAL INTERNATIONAL EQUITY PORTFOLIO
PROSPECTUS
MAY 2, 2005

About the Portfolio
30 Investment Objective, Strategy, Risks, Past Performance
31 Fees and Expenses
32 Principal Investment Strategies and Risks

About Social Investing
34 Investment Selection Process
34 Socially Responsible Investment Criteria

About Your Investment
35 The Fund and its Management
36 Subadvisor and Portfolio Manager
36 Advisory Fees
36 Purchase, Exchange and Redemption of Shares
37 How Shares are Priced
37 Market Timing Policy
38 Dividends and Distributions
38 Taxes
38 Financial Highlights

The Social International Equity Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert World Values Fund, Inc. International Equity Fund. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS SOCIAL INTERNATIONAL EQUITY
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC

Objective

CVS Social International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of equity securities.

Principal investment strategies

CVS Social International Equity invests primarily in non-U.S. large cap stocks using a core investment approach. The Portfolio will generally hold stocks of companies from the constituent countries of the Morgan Stanley Capital International (MSCI) EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to those of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index.

No more than 5% of the Portfolio's net assets will be invested in U.S. companies.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock markets go down (including markets outside the U.S.).

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

o Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the MSCI EAFE Index GD. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Portfolio's returns compared to the Lipper Variable Annuity International Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social International Equity
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '99	21.14%
Worst Quarter (of periods shown)	Q3 '02	-18.37%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years
CVS Social International
Equity	17.95%	-3.87%	6.53%
MSCI EAFE Index GD	20.70%	-0.80%	5.94%
Lipper VA International
Core Funds Average	17.94%	-2.32%	6.77%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	1.10%
Other Expenses	1.08%
Total Fund Operating Expenses2	2.18%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Total Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 2.02%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$221	$682	$1,170	$2,513

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized in the earlier summary along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities
Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

J

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q 35N

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

5T

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged derivative securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

q

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Correlation, Liquidity and Opportunity.

5T

Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

q 5T

1 Based on net premium payments.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

o Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.

o Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

o Directly contribute to the systematic denial of basic human rights.

o Demonstrate a pattern of employing forced, compulsory or child labor.

o Have poor environmental records, do not comply with local environmental regulations or, in Calvert's judgment, significantly contribute to environmental problems, regardless of local compliance; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have poor corporate governance or engage in harmful or unethical business practices.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Derive more than 10% of revenues from the production of weapons systems.

o Derive more than 10% of revenues from the production of tobacco or alcohol products.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Subadvisor and Portfolio Manager

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), 40 Rowes Wharf, Boston, Massachusetts 02110, has managed the Portfolio since March 2002. The firm's philosophy is to create a disciplined portfolio that uses fundamental investment principles and quantitative applications to provide broad international equity exposure, while controlling risk relative to the MSCI EAFE benchmark.

Information is provided below identifying the individual who is employed by or associated with the Subadvisor of the Portfolio and who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

Thomas Hancock	Head of International Developed Quantitative Equity, and Partner	Dr. Hancock joined GMO in 1995.

Dr. Hancock has served as the fund's portfolio manager since 2002 and became a member (partner) of GMO in 2000.
In GMO's International Quantitative Equity (Long Only) Division, Dr. Hancock leads the portfolio management team responsible for the management of international developed market and global quantitative equities portfolios.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

CVS Social International Equity has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed; it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

International Equity Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$14.09	$10.93
Income from investment operations
Net investment income	.06	.02
Net realized and unrealized gain (loss)	2.47	3.43
Total from investment operations	2.53	3.45
Distributions from
Net investment income	(.13)	(.29)
Total distributions	(.13)	(.29)
Total increase (decrease) in net asset value	2.40	3.16
Net asset value, ending	$16.49	$14.09

Total return*	17.95%	31.56%
Ratios to average net assets: A
Net investment income	.43%	.33%
Total expenses	2.18%	2.42%
Expenses before offsets	2.08%	2.28%
Net expenses	2.02%	2.24%
Portfolio turnover	68%	86%
Net assets, ending (in thousands)	$18,712	$14,171

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$12.85	$19.37	$25.66
Income from investment operations
Net investment income	.05	.02	.01
Net realized and unrealized gain (loss)	(1.97)	(4.81)	(4.49)
Total from investment operations	(1.92)	(4.79)	(4.48)
Distributions from
Net investment income	--	(.02)	--
Net realized gains	--	(1.71)	(1.81)
Total distributions	--	(1.73)	(1.81)
Total increase (decrease) in net asset value	(1.92)	(6.52)	(6.29)
Net asset value, ending	$10.93	$12.85	$19.37

Total return*	(14.94%)	(24.69%)	(17.40%)
Ratios to average net assets: A
Net investment income	.40%	.08%	.06%
Total expenses	2.24%	1.61%	1.53%
Expenses before offsets	2.10%	1.61%	1.53%
Net expenses	2.01%	1.54%	1.36%
Portfolio turnover	143%	86%	70%
Net assets, ending (in thousands)	$9,681	$11,283	$18,572

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

SOCIAL BALANCED PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
41 Investment Objective, Strategy, Risks, Past Performance
42 Fees and Expenses
43 Principal Investment Strategies and Risks

About Social Investing
44 Investment Selection Process
45 Socially Responsible Investment Criteria

About Your Investment
46 The Fund and its Management
46 Subadvisors and Portfolio Managers
49 Advisory Fees
49 Purchase, Exchange and Redemption of Shares
49 How Shares are Priced
50 Market Timing Policy
50 Dividends and Distributions
50 Taxes
50 Financial Highlights

The Social Balanced Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS Social Balanced

Advisor:	Calvert Asset Management Company, Inc. ("Calvert")
Subadvisors:	New Amsterdam Partners LLC
SSgA Funds Management, Inc.

Objective

CVS Social Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria. This objective may be changed by the Portfolio's Board of Directors without shareholder approval.

Principal Investment Strategies

CVS Social Balanced typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

The Portfolio may invest in unrated debt securities and asset-backed securities as well.

The Portfolio invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Portfolio is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Portfolio seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Portfolio depending upon its view of market conditions and economic outlook.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The market prices of stocks or bonds decline.

o The individual stocks and bonds in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o For the fixed-income portion of the Portfolio, the Advisor's forecast as to interest rates is not correct.

o For the fixed-income securities held in the Portfolio, the credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

o The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

o For the foreign securities held in the Portfolio, there are additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

o The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

o The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock or bond may have greater impact on the Portfolio.

An investment in the Portfolio is not a bank deposit and is not issued or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 1000 Index and the Lehman U.S. Credit Index. These are widely recognized, unmanaged indexes of common stock and bond prices. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Balanced

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '97	12.64%
Worst Quarter (of periods shown)	Q3 '01	-9.18%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	5 years	10 years
CVS Social Balanced	8.26%	0.46%	8.89%
Russell 1000 Index	11.40%	-1.76%	12.16%
Lehman U.S. Credit Index	5.24%	8.63%	8.41%
Lipper VA Balanced
Funds Average	8.55%	2.96%	9.27%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.70%
Other Expenses	0.21%
Total Fund Operating Expenses2	0.91%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Total Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized in the earlier summary along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities
Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

10T

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

20T

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15T

Unleveraged derivative securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

J

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Correlation, Liquidity and Opportunity.

q

Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

q 5N1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N

1 Based on net premium payments.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities and swap agreements. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

o Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

o Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

o Are the subject of serious labor related actions by federal, state or local regulatory agencies.

o Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

o Have a pattern and practice of violating the rights of indigenous peoples.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

o Manufacture tobacco products.

o Are significantly involved in the manufacture of weapons.

o Are significantly involved in the manufacture of alcoholic beverages.

o Have direct involvement in gambling operations.

o Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Steve Falci, Calvert's Chief Investment Officer for Equities, handles the allocation of assets and Portfolio Managers for the Portfolio.

Gregory Habeeb and Matt Nottingham, CFA, manage the day-to-day investments of the Portfolio's fixed-income investments.

Subadvisors and Portfolio Managers

New Amsterdam Partners LLC ("New Amsterdam"), 475 Park Avenue South, 20th Floor, New York, NY 10016, has managed part of the equity investments of the Portfolio since June 30, 2004.

SSgA Funds Management, Inc. ("SSgA FM"), One Lincoln Street, Boston, MA 02111, a subsidiary of State Street Corporation, has managed part of the equity investments of the Portfolio since March 2002. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

Calvert, New Amsterdam and SSgA FM each use a team approach to their management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with Calvert (with respect to asset and Portfolio Manager allocations for the Portfolio, and with respect to the fixed income portion of the Portfolio's investments), and each member of the team who is employed by or associated with the respective Subadvisor of the Portfolio (with respect to the equity portion of the Portfolio's investments), and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Calvert Asset Management Company, Inc.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Steve Falci	Chief Investment Officer, Equities, and Senior Vice President	1 year	2000-2004: Senior Portfolio Manager, Mellon Equity Associates 2004-2005: CIO, Equities, Calvert Mr. Falci has 18 years of experience in the securities industry.	Asset and Portfolio Manager Allocations

Fixed Income Investments of the Portfolio

Calvert Asset Management Company, Inc.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of the Portfolio since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Joint and Primary Lead Portfolio Manager

Matt Nottingham, CFA	Portfolio Manager	Since July 1999	Co-lead portfolio manager of the Portfolio since 2001 Mr. Nottingham has 8 years of experience as an analyst, trader and portfolio manager.	Co-Portfolio Manager

Equity Investments of the Portfolio

1. New Amsterdam Partners LLC

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	19 years	New Amsterdam Partners LLC Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	9 years	New Amsterdam Partners LLC	Portfolio Manager

2. SSgA Funds Management, Inc.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Arlene Rockefeller	Managing Director of Equities	22 Years with affiliates; with SSgA FM since inception on April 30, 2001

2000-2003:
Leader of the Evaluation Group as well as Portfolio Manager in the Enhanced Equities Group
2003-2004:
Director of the Global Enhanced Equities Group as well as a Senior Portfolio Manager within the Group
2004:
Named Managing Director of Equities.
Continues to act as Director of the Global Enhanced Equities Group and a Senior Portfolio Manager within the Enhanced Equities Group

Ms. Rockefeller is responsible for direction of the Enhanced Equities Group. She takes part in the research process of SSgA FM's stock-ranking models and reviews portfolios in an oversight role to ensure compliance with client objectives and guidelines.

Ric Thomas	Portfolio Manager	6 Years with affiliates; with SSgA FM since inception on April 30, 2001	Portfolio Manager in the Enhanced Equities Group	Mr. Thomas focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisors without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.425% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisors are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisors, if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Balanced Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$1.758	$1.500
Income from investment operations
Net investment income	.029	.026
Net realized and unrealized gain (loss)	.116	.264
Total from investment operations	.145	.290
Distributions from
Net investment income	(.031)	(.032)
Total distributions	(.031)	(.032)
Total increase (decrease) in net asset value	.114	.258
Net asset value, ending	$1.872	$1.758

Total return*	8.26%	19.32%
Ratios to average net assets: A
Net investment income	1.67%	1.76%
Total expenses	.91%	.93%
Expenses before offsets	.91%	.93%
Net expenses	.91%	.93%
Portfolio turnover	186%	374%
Net assets, ending (in thousands)	$467,771	$404,898

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.759	$2.003	$2.168
Income from investment operations
Net investment income	.042	.053	.060
Net realized and unrealized gain (loss)	(.256)	(.192)	(.125)
Total from investment operations	(.214)	(.139)	(.065)
Distributions from
Net investment income	(.045)	(.070)	(.036)
Net realized gains	--	(.035)	(.064)
Total distributions	(.045)	(.105)	(.100)
Total increase (decrease) in net asset value	(.259)	(.244)	(.165)
Net asset value, ending	$1.500	$1.759	$2.003

Total return*	(12.15%)	(6.98%)	(3.04%)
Ratios to average net assets: A
Net investment income	2.57%	3.00%	3.09%
Total expenses	.91%	.88%	.88%
Expenses before offsets	.91%	.88%	.88%
Net expenses	.91%	.87%	.86%
Portfolio turnover	552%	751%	762%
Net assets, ending (in thousands)	$310,369	$354,131	$360,335

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

SOCIAL EQUITY PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
53 Investment Objective, Strategy, Risks, Past Performance
54 Fees and Expenses
55 Principal Investment Strategies and Risks

About Social Investing
57 Investment Selection Process
57 Socially Responsible Investment Criteria

About Your Investment
58 The Fund and its Management
59 Subadvisor and Portfolio Manager
60 Advisory Fees
60 Purchase, Exchange and Redemption of Shares
60 How Shares are Priced
61 Market Timing Policy
61 Dividends and Distributions
61 Taxes
61 Financial Highlights

The Social Equity Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS Social Equity
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Atlanta Capital Management Company, L.L.C.

Objective

CVS Social Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Portfolio's investment and social criteria.

Principal Investment Strategies

CVS Social Equity invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Portfolio's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.

o The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Equity

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	14.70%
Worst Quarter (of periods shown)	Q1 '03	-4.94%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	Since
		Inception*
CVS Social Equity	7.16%	4.69%
S&P 500 Index	10.87%	6.46%
Lipper VA Multi-Cap
Core Funds Average	12.06%	6.54%

*Portfolio Inception is 4/30/02.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.70%
Other Expenses	0.65%
Total Fund Operating Expenses	1.35%
Less fee waiver and/or expense reimbursement2	(0.27%)
Net expenses	1.08%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Calvert has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where the Advisor has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned. The amount the Advisor benefited from the credit was 0.04% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See "Investment Advisor and Subadvisor" in the Statement of Additional information ("SAI").

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$110	$401	$714	$1,600

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized in the earlier summary along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities
Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25N

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

20N

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Initial Public Offerings ("IPOs"). IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Portfolio assets are small or when the Portfolio contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Portfolio provided such purchases are within the Portfolio's stated objectives and guidelines. Portfolio performance driven by IPO purchases may not continue if assets grow or IPO Portfolio trading changes. Risks: Market.

q

Unleveraged derivative securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

q

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Correlation, Liquidity and Opportunity.

q

Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

q 5N

1 Based on net premium payments.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities and swap agreements. These policies and restrictions are discussed in the SAI.

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

o Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

o Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

o Are the subject of serious labor related actions by federal, state or local regulatory agencies.

o Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

o Have a pattern and practice of violating the rights of indigenous peoples.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

o Manufacture tobacco products.

o Are significantly involved in the manufacture of weapons.

o Are significantly involved in the manufacture of alcoholic beverages.

o Have direct involvement in gambling operations.

o Have poor corporate governance or engage in harmful or unethical business practices.

High Social Impact Investments

High Social Impact Investments is a program that targets a percentage of the Portfolio's assets (up to 1%) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. The Portfolio may engage in this program upon reaching $50 million in assets. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Portfolio believes that these investments have a significant social return through their impact in our local communities. High Social Impact Investments are valued under the direction of the Fund's Board of Directors.

Pursuant to an exemptive order, the Portfolio invests those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Portfolio may also invest directly in high social impact issuers.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Subadvisor and Portfolio Manager

Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the Portfolio since its inception.

Atlanta Capital uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Daniel W. Boone, III, CFA	Portfolio Manager	29 years	Also Executive Committee member and Senior Partner at Atlanta Capital. Mr. Boone specializes in equity portfolio management and research.	Lead Portfolio Manager

Marilyn R. Irvin	Portfolio Manager	16 years	Also analyst	Portfolio Manager

William R. Hackney III	Portfolio Manager	10 years	Also Executive Committee member	Portfolio Manager

Paul J. Marshall	Portfolio Manager	5 years	Also Director of Research and analyst	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.50% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

Equity Portfolio
Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
	2004	2003	2002**
Net asset value, beginning	$15.82	$12.94	$15.00
Income from investment operations
Net investment income	.02	(.01)	--
Net realized and unrealized gain (loss)	1.11	2.89	(2.06)
Total from investment operations	1.13	2.88	(2.06)
Distributions from
Net investment income	(.01)	--	--
Total increase (decrease) in net asset value	1.12	2.88	(2.06)
Net asset value, ending	$16.94	$15.82	$12.94

Total return*	7.16%	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	.14%	(.07%)	.05% (a)
Total expenses	1.35%	1.52%	1.86% (a)
Expenses before offsets	1.12%	1.09%	1.05% (a)
Net expenses	1.08%	1.06%	.98% (a)
Portfolio turnover	16%	84%	16%
Net assets, ending (in thousands)	$9,564	$6,983	$5,441

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

INCOME PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
64 Investment Objective, Strategy, Risks, Past Performance
66 Fees and Expenses
67 Principal Investment Strategies and Risks

About Your Investment
68 The Fund and its Management
70 Advisory Fees
70 Purchase, Exchange and Redemption of Shares
70 How Shares are Priced
71 Market Timing Policy
71 Dividends and Distributions
71 Taxes
71 Financial Highlights

The Income Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Income Fund of The Calvert Fund. Performance of the two portfolios will differ.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVS Income
Advisor: Calvert Asset Management Company, Inc. ("Calvert")

Objective

CVS Income seeks to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

CVS Income uses an active strategy, seeking relative value to earn incremental income. The Portfolio typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Portfolio's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Portfolio invests principally in bonds issued by the U.S. Treasury and its Agencies, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Portfolio also can invest in asset-backed securities of U.S. issuers.

The Portfolio may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Portfolio may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Portfolio's Advisor. Junk bonds are considered speculative securities.

The Portfolio may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Portfolio's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Portfolio will invest in instruments with principal payments that are both fixed and variable.

The Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may translate to higher transaction costs.

The Portfolio may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the Statement of Additional Information ("SAI") for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, most likely for any of the following reasons:

o The market prices of bonds decline.

o The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

o The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

o The individual bonds in the Portfolio do not perform as well as expected, due to credit, political or other risks and/or the Portfolio's portfolio management practices do not work to achieve their desired result.

o There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

o The Advisor's allocation among different sectors of the bond market does not perform as well as expected.

o The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Portfolio.

o The Portfolio may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate, which may be lower.

o The Portfolio may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

o The Portfolio may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

o Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

o For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Portfolio, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

o For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Portfolio, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

o For the foreign debt securities held in the Portfolio, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

o ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Portfolio may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include the underlying credit risk associated with each credit, individual country risk and currency risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Lehman U.S. Credit Index. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Income

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	5.90%
Worst Quarter (of periods shown)	Q3 '04	1.57%

Average Annual Total Returns (for the periods ended December 31, 2004)

	1 year	Since
		Inception*
CVS Income	5.67%	9.34%
Lehman U.S. Credit
Index	5.24%	8.36%
Lipper VA Corporate Debt
Funds BBB-Rated Average	5.18%	7.43%

*Portfolio Inception is 4/30/02.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.70%
Other Expenses	0.33%
Total Fund Operating Expenses	1.03%
Less fee waiver and/or expense reimbursement2	(0.05%)
Net expenses	0.98%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

2 Calvert has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where the Advisor has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned. The amount the Advisor benefited from the credit was 0.02% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See "Investment Advisor" in the SAI.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year;
o The Portfolio's operating expenses remain the same; and
o You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$100	$323	$564	$1,255

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal risk profile is under the earlier summary. On the following pages are further descriptions of these principal investment strategies and techniques, along with their risks.

For each of the investment strategies listed, the following table shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table

J	Portfolio currently uses as a principal investment strategy
xN	Allowed up to x% of Portfolio's net assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Hedging Strategies. The hedging techniques of using short sales of U.S. Treasury securities may be used for the limited purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities. Risks: Correlation and Opportunity.

J

Conventional Securities

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. This includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

30N

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

35N

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged derivative securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, and credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

J

The Portfolio has additional non-principal investment policies and restrictions (for example, options, futures contracts, repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the SAI.

Glossary of Principal Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term (duration and/or maturity) securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2005, Calvert had over $10 billion in assets under management.

Calvert uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with Calvert and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of the Portfolio since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Joint and Primary Lead Portfolio Manager

Matt Nottingham, CFA	Portfolio Manager	Since July 1999	Co-lead portfolio manager of the Portfolio since 2001 Mr. Nottingham has 8 years of experience as an analyst, trader and portfolio manager.	Co-Portfolio Manager

Michael Abramo	Assistant Portfolio Manager	Since January 1999	Assistant Portfolio Manager of the Portfolio since 1999	Assistant Portfolio Manager

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.40% of the Portfolio's average daily net assets. Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio.The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor, if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Fund are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

Income Portfolio

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
	2004	2003	2002**
Net asset value, beginning	$16.05	$15.46	$15.00
Income from investment operations
Net investment income	.39	.44	.58
Net realized and unrealized gain (loss)	.52	1.52	.41
Total from investment operations	.91	1.96	.99
Distributions from:
Net investment income	(.44)	(.57)	(.26)
Net realized and unrealized gain (loss)	(.59)	(.80)	(.27)
Total distributions	(1.03)	(1.37)	(.53)
Total increase (decrease) in net asset value	(.12)	.59	.46
Net asset value, ending	$15.93	$16.05	$15.46

Total return*	5.67%	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	2.84%	3.54%	5.14% (a)
Total expenses	1.03%	1.04%	1.06% (a)
Expenses before offsets	1.00%	1.02%	1.00% (a)
Net expenses	.98%	.98%	.98% (a)
Portfolio turnover	614%	1,636%	788%
Net assets, ending (in thousands)	$34,836	$23,572	$15,183

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

For investors who want more information about a Portfolio, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Portfolio provides more detailed information about the Portfolio including a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Portfolio by contacting your financial professional, or the Portfolio at:

Calvert Group, Ltd.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-368-2745

The Portfolio also makes available its SAI and its Annual and Semi-Annual Reports, free of charge, on or through its website at the Internet address listed below.

Calvert Web-Site:
www.calvert.com

You can review and copy information about the Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No.: 811-3591


AMERITAS PORTFOLIOS
PROSPECTUS
May 2, 2005

2	Ameritas Income & Growth Portfolio
14	Ameritas Growth Portfolio
26	Ameritas Small Capitalization Portfolio
38	Ameritas MidCap Growth Portfolio
50	Ameritas Index 500 Portfolio
62	Ameritas Money Market Portfolio
70	Ameritas Select Portfolio
82	Ameritas Small Company Equity Portfolio
95	Ameritas Core Strategies Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS INCOME & GROWTH PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
3	Investment Objective and Strategies, Principal Risks, Past Performance
5	Fees and Expenses
6	Investment Strategies and Risks

About Your Investment
8	The Fund and Its Management
8	Subadvisor and Portfolio Manager
10	Purchase, Exchange and Redemption of Shares
10	How Shares are Priced
11	Market Timing Policy
12	Dividends and Distributions
12	Taxes
12	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS INCOME & GROWTH PORTFOLIO

Objective

The Ameritas Income & Growth Portfolio (the "Portfolio") primarily seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Subadvisor believes also offer opportunities for capital appreciation.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o The possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

o The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling environment.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Fred Alger Management, Inc.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Income & Growth

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	16.09%
Worst Quarter (of periods shown)	Q3 '02	-18.88%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(11/1/99)
Ameritas Income & Growth	7.86%	-3.63%	1.37%
S&P 500 Index Monthly Reinvested	10.87%	-2.30%	-0.77%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.74%
Other Expenses	0.22%
Total Fund Operating Expenses	0.96%
Less fee waiver and/or expense reimbursement2	0.18%
Net expenses	0.78%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.03% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;

Your investment has a 5% return each year;

The Portfolio's operating expenses remain the same; and

You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$80	$288	$513	$1,162

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	20T

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Conventional securities (cont'd)
Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Fred Alger Management, Inc. ("Alger"), 111 Fifth Avenue, 2nd Floor, New York, NY 10003, serves as the investment subadvisor to the Portfolio.

Portfolio Manager

Alger uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with Alger and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager	Mr. Chung has been with Alger since September 1994.

Mr. Chung is President, Chief Investment Officer, and Portfolio Manager of the LargeCap Growth, MidCap Growth and Income & Growth portfolios. Mr. Chung joined Alger in 1994 after a career as a Tax Lawyer at Simpson Thacher and Bartlett in New York. At Alger, he advanced from Research Associate to Senior Analyst, Portfolio Manager and Manager of Alger's Technology Group. He became the Firm's Chief Investment Officer after September 11, 2001, and President in September 2003.

Mr. Chung reviews portfolio holdings and performance on a regular basis and occasionally directs/suggests changes to Mr. Collins' positioning.

Kevin D. Collins, CFA	Senior Vice President, Co-Portfolio Manager, Senior Analyst	Mr. Collins has been with Alger since December 1996.

Mr. Collins is Senior Vice President, Co-Portfolio Manager, and Senior Analyst. He is Co-Manager of the Income & Growth portfolio and the equity portion of Alger's balanced portfolios. Since 1998, he has served as a Senior Analyst covering the capital goods and industrial sectors.

Mr. Collins makes most individual purchase and sell decisions.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.625% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003, and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2004	2003
Net asset value, beginning	$11.80	$9.12
Income from investment operations
Net investment income	.12	.06
Net realized and unrealized gain (loss)	.81	2.68
Total from investment operations	.93	2.74
Distributions from
Net investment income	(.12)	(.06)
Total increase (decrease) in net asset value	.81	2.68
Net asset value, ending	$12.61	$11.80

Total return*	7.86%	30.03%
Ratios to average net assets: A
Net investment income	.99%	.59%
Total expenses	.96%	.93%
Expenses before offsets	.81%	.78%
Net expenses	.78%	.78%
Portfolio turnover	96%	173%
Net assets, ending (in thousands)	$45,751	$46,056

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2002	2001	2000
Net asset value, beginning	$13.17	$16.66	$17.35
Income from investment operations
Net investment income	.04	.06	.05
Net realized and unrealized gain (loss)	(4.05)	(2.61)	.07
Total from investment operations	(4.01)	(2.55)	.12
Distributions from
Net investment income	(.04)	(.07)	(.03)
Net realized gains	--	(.87)	(.78)
Total distributions	(.04)	(.94)	(.81)
Total increase (decrease) in net asset value	(4.05)	(3.49)	(.69)
Net asset value, ending	$9.12	$13.17	$16.66

Total return*	(30.44%)	(15.38%)	0.65%
Ratios to average net assets: A
Net investment income	.28%	.34%	.34%
Total expenses	.92%	.80%	.77%
Expenses before offsets	.81%	.79%	.71%
Net expenses	.78%	.78%	.70%
Portfolio turnover	270%	100%	164%
Net assets, ending (in thousands)	$39,951	$71,828	$97,288

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

AMERITAS GROWTH PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
15	Investment Objective and Strategies, Principal Risks, Past Performance
17	Fees and Expenses
18	Investment Strategies and Risks

About Your Investment
20	The Fund and Its Management
20	Subadvisor and Portfolio Manager
21	Purchase, Exchange and Redemption of Shares
22	How Shares are Priced
23	Market Timing Policy
23	Dividends and Distributions
24	Taxes
24	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS GROWTH PORTFOLIO

Objective

The Ameritas Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that cancushion stock prices in a falling environment.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Fred Alger Management, Inc.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Growth

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	17.52%
Worst Quarter (of periods shown)	Q3 '02	-20.25%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(11/1/99)
Ameritas Growth	5.58%	-6.60%	-3.72%
S&P 500 Index Monthly Reinvested	10.87%	-2.30%	-0.77%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.81%
Other Expenses	0.16%
Total Fund Operating Expenses	0.97%
Less fee waiver and/or expense reimbursement2	0.08%
Net expenses	0.89%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.00% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$91	$301	$529	$1,182

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	20T

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Conventional securities (cont'd)
Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Fred Alger Management, Inc. ("Alger"), 111 Fifth Avenue, 2nd Floor, New York, NY 10003, serves as the investment subadvisor to the Portfolio.

Information is provided below identifying the individual employed by or associated with the Subadvisor of the Portfolio who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager

Mr. Chung has been with Alger since September 1994.
Mr. Chung is President, Chief Investment Officer, and Portfolio Manager of the LargeCap Growth, MidCap Growth and Income & Growth portfolios. He joined Alger in 1994 after a career as a Tax Lawyer at Simpson Thacher and Bartlett in New York. At Alger, Mr. Chung advanced from Research Associate to Senior Analyst, Portfolio Manager and Manager of Alger's Technology Group. He became the Firm's Chief Investment Officer after September 11, 2001, and President in September 2003.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003, and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Growth Portfolio	2004	2003
Net asset value, beginning	$43.36	$32.00
Income from investment operations
Net investment income (loss)	.09	(.04)
Net realized and unrealized gain (loss)	2.33	11.40
Total from investment operations	2.42	11.36
Distributions from
Net investment income	(.06)	--
Total increase (decrease) in net asset value	2.36	11.36
Net asset value, ending	$45.72	$43.36

Total return*	5.58%	35.50%
Ratios to average net assets: A
Net investment income (loss)	.19%	(.09%)
Total expenses	.97%	.94%
Expenses before offsets	.89%	.89%
Net expenses	.89%	.89%
Portfolio turnover	196%	168%
Net assets, ending (in thousands)	$84,770	$90,460

		Years Ended
	December 31,	December 31,	December 31,
Growth Portfolio	2002	2001	2000
Net asset value, beginning	$47.95	$54.86	$64.83
Income from investment operations
Net investment income	(.03)	(.04)	.04
Net realized and unrealized gain (loss)	(15.92)	(6.60)	(9.99)
Total from investment operations	(15.95)	(6.64)	(9.95)
Distributions from
Net investment income	--	(.02)	(.02)
Net realized gains	--	(.25)	--
Total distributions	--	(.27)	(.02)
Total increase (decrease) in net asset value	(15.95)	(6.91)	(9.97)
Net asset value, ending	$32.00	$47.95	$54.86

Total return*	(33.26%)	(12.11%)	(15.35%)
Ratios to average net assets: A
Net investment income	(.07%)	(.09%)	.05%
Total expenses	.94%	.90%	.87%
Expenses before offsets	.89%	.90%	.82%
Net expenses	.89%	.89%	.80%
Portfolio turnover	239%	84%	99%
Net assets, ending (in thousands)	$71,629	$132,756	$172,694

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

AMERITAS SMALL CAPITALIZATION PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
27	Investment Objective and Strategies, Principal Risks, Past Performance
29	Fees and Expenses
30	Investment Strategies and Risks

About Your Investment
32	The Fund and Its Management
32	Subadvisor and Portfolio Manager
33	Purchase, Exchange and Redemption of Shares
34	How Shares are Priced
35	Market Timing Policy
35	Dividends and Distributions
35	Taxes
36	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS SMALL CAPITALIZATION PORTFOLIO

Objective

The Ameritas Small Capitalization Portfolio (the "Portfolio") seeks long-term capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Portfolio focuses on small, rapidly-growing under-researched companies whose securities, in the Subadvisor's opinion, are trading at reasonable prices. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of small capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a small capitalization company to have a market capitalization within the range of companies in the Russell(R) 2000 Growth Index.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o The prices of small-cap stocks may respond to market activity differently than larger, more established companies so there is the possibility of greater risk by investing in smaller capitalized companies rather than larger, more established companies.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Eagle Asset Management, Inc.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Small Capitalization

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	21.20%
Worst Quarter (of periods shown)	Q1 '01	-26.77%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(11/1/99)
Ameritas Small Capitalization	2.34%	-13.54%	-8.74%
Russell 2000 Growth Index Total Return	14.31%	-3.57%	1.58%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.98%
Other Expenses	0.31%
Total Fund Operating Expenses	1.29%
Less fee waiver and/or expense reimbursement2	0.29%
Net expenses	1.00%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include subadvisory fees paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date.The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.04% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$102	$380	$680	$1,531

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	20T

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Conventional securities (cont'd)
Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment subadvisor to the Portfolio. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

Information is provided below identifying the individual employed by or associated with the Subadvisor of the Portfolio who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

Bert Boksen, CFA	Senior Vice President and Managing Director	Mr. Boksen has been with Eagle since 1995.

Since 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Mr. Boksen is Senior Vice President of Eagle Asset Management, Inc., and has portfolio management responsibilities for Eagle's Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director in June 1999.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.85% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's net asset value ("NAV"). NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003, and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2004	2003
Net asset value, beginning	$26.44	$19.04
Income from investment operations
Net investment income (loss)	(.24)	(.19)
Net realized and unrealized gain (loss)	.86	7.59
Total from investment operations	.62	7.40
Total increase (decrease) in net asset value	.62	7.40
Net asset value, ending	$27.06	$26.44

Total return*	2.34%	38.87%
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.83%)
Total expenses	1.29%	1.26%
Expenses before offsets	1.04%	1.04%
Net expenses	1.00%	1.00%
Portfolio turnover	349%	169%
Net assets, ending (in thousands)	$39,880	$42,096

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2002	2001	2000
Net asset value, beginning	$29.40	$40.42	$56.42
Income from investment operations
Net investment income (loss)	(.23)	(.14)	(.18)
Net realized and unrealized gain (loss)	(10.13)	(10.88)	(15.55)
Total from investment operations	(10.36)	(11.02)	(15.73)
Distributions from
Net realized gains	--	--	(.27)
Total increase (decrease) in net asset value	(10.36)	(11.02)	(16.00)
Net asset value, ending	$19.04	$29.40	$40.42

Total return*	(35.24%)	(27.26%)	(27.90%)
Ratios to average net assets: A
Net investment income (loss)	(.91%)	(.48%)	(.33%)
Total expenses	1.16%	1.11%	1.00%
Expenses before offsets	1.05%	1.02%	.93%
Net expenses	1.00%	1.00%	.91%
Portfolio turnover	140%	252%	217%
Net assets, ending (in thousands)	$31,762	$62,780	$90,017

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

AMERITAS MIDCAP GROWTH PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
39	Investment Objective and Strategies, Principal Risks, Past Performance
41	Fees and Expenses
42	Investment Strategies and Risks

About Your Investment
44	The Fund and Its Management
44	Subadvisor and Portfolio Manager
46	Purchase, Exchange and Redemption of Shares
46	How Shares are Priced
47	Market Timing Policy
48	Dividends and Distributions
48	Taxes
48	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS MIDCAP GROWTH PORTFOLIO

Objective

The Ameritas MidCap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Portfolio invests in midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the U.S. over-the-counter market and having a market capitalization within the range of companies in the Russell MidCap Growth Index. Most companies in the Index have a capitalization of $500 million to $15 billion.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

o The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling environment.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Fred Alger Management, Inc.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell Mid Cap Growth Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Midcap Growth

Year-by-Year Total Return

Best Quarter (of periods shown)	Q1 '00	22.00%
Worst Quarter (of periods shown)	Q3 '02	-18.73%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(11/1/99)
Ameritas MidCap Growth	13.40%	4.07%	8.02%
Russell Mid Cap Growth Index	15.48%	-3.36%	1.71%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.87%
Other Expenses	0.19%
Total Fund Operating Expenses	1.06%
Less fee waiver and/or expense reimbursement2	0.12%
Net operating expenses	0.94%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fees paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.00% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$96	$325	$573	$1,283

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	20T

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Conventional securities (cont'd)	q
Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under a policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Fred Alger Management, Inc. ("Alger"), 111 Fifth Avenue, 2nd Floor, New York, NY 10003, serves as the investment subadvisor to the Portfolio.

Alger uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with Alger and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager	Mr. Chung has been with Alger since September 1994.

Mr. Chung is President, Chief Investment Officer, and Portfolio Manager of the LargeCap Growth, MidCap Growth and Income & Growth portfolios. Mr. Chung joined Alger in 1994 after a career as a Tax Lawyer at Simpson Thacher and Bartlett in New York. At Alger, he advanced from Research Associate to Senior Analyst, Portfolio Manager and Manager of Alger's Technology Group. He became the Firm's Chief Investment Officer after September 11, 2001, and President in September, 2003.

Mr. Chung and Mr. Silverberg both purchase stocks for the Portfolio. It is generally a consensus decision. They both review holdings and performance regularly and make changes where necessary. Mr. Silverberg is Assistant Portfolio Manager.

Andrew Silverberg	Vice President, Assistant Portfolio Manager, Senior Analyst	Mr. Silverberg has been with Alger since September 2001.

Andrew Silverberg is a Vice President, Assistant Portfolio Manager and Senior Analyst responsible for media & entertainment, internet and consumer software industries. He also assists on Alger's MidCap portfolios. Andrew has 6 years of experience. He joined Alger in September 2001 from Mark Asset Management Corp.

See above.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.80% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2004	2003
Net asset value, beginning	$31.49	$21.38
Income from investment operations
Net investment income (loss)	(.22)	(.19)
Net realized and unrealized gain (loss)	4.44	10.30
Total from investment operations	4.22	10.11
Total increase (decrease) in net asset value	4.22	10.11
Net asset value, ending	$35.71	$31.49

Total return*	13.40%	47.29%
Ratios to average net assets: A
Net investment income (loss)	(.65%)	(.73%)
Total expenses	1.06%	1.04%
Expenses before offsets	.94%	.94%
Net expenses	.94%	.94%
Portfolio turnover	230%	213%
Net assets, ending (in thousands)	$75,868	$74,051

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2002	2001	2000
Net asset value, beginning	$30.50	$34.56	$31.50
Income from investment operations
Net investment income (loss)	(.18)	(.20)	(.03)
Net realized and unrealized gain (loss)	(8.94)	(2.33)	4.00
Total from investment operations	(9.12)	(2.53)	3.97
Distributions from
Net realized gains	--	(1.53)	(.91)
Total increase (decrease) in net asset value	(9.12)	(4.06)	3.06
Net asset value, ending	$21.38	$30.50	$34.56

Total return*	(29.90%)	(7.37%)	12.56%
Ratios to average net assets: A
Net investment income (loss)	(.60%)	(.60%)	(.09%)
Total expenses	1.05%	.96%	.94%
Expenses before offsets	.94%	.95%	.87%
Net expenses	.94%	.94%	.86%
Portfolio turnover	325%	137%	118%
Net assets, ending (in thousands)	$52,917	$96,548	$126,698

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

AMERITAS INDEX 500 PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
51	Investment Objective and Strategies, Principal Risks, Past Performance
53	Fees and Expenses
54	Investment Strategies and Risks

About Your Investment
56	The Fund and Its Management
56	Subadvisor and Portfolio Manager
57	Purchase, Exchange and Redemption of Shares
58	How Shares are Priced
59	Market Timing Policy
60	Dividends and Distributions
60	Taxes
60	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS INDEX 500 PORTFOLIO

Objective

The Ameritas Index 500 Portfolio (the "Portfolio") seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the S&P(R) 500 Index. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal conditions, the Portfolio seeks to track the S&P(R) 500 Index. The S&P(R) 500 Index is a widely recognized, unmanaged index of common stock prices. The Portfolio intends, under normal conditions, to invest in all 500 stocks in the S&P(R) 500 Index in proportion to the weighting in the Index. If it is not able to purchase all 500 stocks, due to monetary constraints, it may purchase a representative sample.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market or the S&P(R) 500 Index goes down.

o The individual stocks in the Portfolio or the Portfolio as a whole does not perform as well as expected.

o An index fund has operating expenses; a market index does not. The Portfolio -- while expected to track its target index as closely as possible -- will not be able to match the performance of the index exactly.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The S&P(R) 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks. The Portfolio is not sponsored, sold, promoted or endorsed by Standard and Poors.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advisor:
Ameritas Investment Corp.

Subadvisor:
SSgA Funds Management, Inc.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Index 500
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	15.36%
Worst Quarter (of periods shown)	Q3 '02	-17.29%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(11/1/99)
Ameritas Index 500	10.50%	-2.69%	-1.13%
S&P 500 Index Monthly Reinvested	10.87%	-2.30%	-0.77%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.29%
Other Expenses	0.24%
Total Fund Operating Expenses	0.53%
Less fee waiver and/or expense reimbursement2	0.15%
Net expenses	0.38%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.02% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$39	$155	$281	$650

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies1

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	20N

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolios will write call options only if they already own the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T2

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

J

1 Only to the extent incorporated within the S&P 500.
2 Based on net premium payments.

The Portfolio has additional investment policies and restrictions discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way Portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under a policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

SSgA Funds Management, Inc. ("SSgA FM"), One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

SSgA FM uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with SSgA FM and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Bailey Bishop	Portfolio Manager, Global Structured Product Group	5 years with affiliates, with SSgA FM since inception in April 2001.	Portfolio manager and product engineer for SSgA/SSgA FM.	Lead Manager

James May	Portfolio Manager, Global Structured Product Group	14 years with affiliates, with SSgA FM since inception in April 2001.	Portfolio manager for SSgA/SSgA FM.	Portfolio Manager

Michael J. Feehily	Principal, Head of US Structured Products Group at SSgA, Portfolio Manager	8 years with affiliates, with SSgA FM since inception in April 2001.	Portfolio manager and Head of US Structured Products Group at SSgA/SSgA FM.	Portfolio Manager

David Chin	Principal, Senior Portfolio Manager, Global Structured Product Group	With affiliates since 1999.	Portfolio manager for SSgA/SSgA FM.	Portfolio Manager

Tom Rawlings	Principal, Senior Portfolio Manager, Global Structured Product Group	With affiliates since 1995.	Portfolio manager for SSgA/SSgA FM.	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.24% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2004	2003
Net asset value, beginning	$120.38	$95.07
Income from investment operations
Net investment income	2.15	1.47
Net realized and unrealized gain (loss)	10.50	25.38
Total from investment operations	12.65	26.85
Distributions from
Net investment income	(2.22)	(1.54)
Net realized gain	--	--
Total distributions	(2.22)	(1.54)
Total increase (decrease) in net asset value	10.43	25.31
Net asset value, ending	$130.81	$120.38

Total return*	10.50%	28.24%
Ratios to average net assets: A
Net investment income	1.63%	1.40%
Total expenses	.53%	.46%
Expenses before offsets	.40%	.38%
Net expenses	.38%	.38%
Portfolio turnover	4%	6%
Net assets, ending (in thousands)	$118,143	$119,370

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2002	2001	2000
Net asset value, beginning	$124.30	$148.66	$167.30
Income from investment operations
Net investment income	1.45	1.48	1.63
Net realized and unrealized gain (loss)	(29.16)	(19.87)	(17.55)
Total from investment operations	(27.71)	(18.39)	(15.92)
Distributions from
Net investment income	(1.52)	(1.92)	(.89)
Net realized gain	--	(4.05)	(1.83)
Total distributions	(1.52)	(5.97)	(2.72)
Total increase (decrease) in net asset value	(29.23)	(24.36)	(18.64)
Net asset value, ending	$95.07	$124.30	$148.66

Total return*	(22.29%)	(12.42%)	(9.54%)
Ratios to average net assets: A
Net investment income	1.22%	1.00%	.99%
Total expenses	.48%	.44%	.40%
Expenses before offsets	.39%	.39%	.31%
Net expenses	.38%	.38%	.30%
Portfolio turnover	9%	6%	32%
Net assets, ending (in thousands)	$95,894	$145,808	$182,781

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

AMERITAS MONEY MARKET PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
63	Investment Objective and Strategies, Principal Risks, Past Performance
65	Fees and Expenses
66	Investment Strategies and Risks

About Your Investment
66	The Fund and Its Management
66	Purchase, Exchange and Redemption of Shares
67	Dividends and Distributions
67	Taxes
68	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS MONEY MARKET PORTFOLIO

Objective

The Ameritas Money Market Portfolio (the "Portfolio") seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio seeks to maintain a constant net asset value of $1.00 per share for the Portfolio. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements, commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. The Portfolio invests more than 25% of total assets in the financial services industry.

Principal Risks

o The Portfolio's yield will change in response to market interest rates. In general, as market rates go up so will the Portfolio's yield, and vice versa.

o Although the Portfolio tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and/or sudden credit deterioration of a holding could cause the value to decrease.

o Securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac, are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

o Investment in the financial services industry involves additional risk relating to changes in government regulation or economic downturns, which can have a significant negative affect on issuers in the financial services sector.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Calvert Asset Management Company, Inc.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Lipper Variable Annuity Money Market Index. This is an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Money Market
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '00	1.62%
Worst Quarter (of periods shown)	Q2 '04	0.21%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(10/29/99)*
Ameritas Money Market	1.17%	2.81%	2.91%
Lipper VA Money Market Index	-0.24%	1.41%	N/A

* For comparison purposes to Lipper, performance as of 10/31/99 is as follows: Ameritas Money Market is 2.90%; Lipper VA Money Market Index is 1.50%.

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	0.12%
Total Fund Operating Expenses	0.37%
Less fee waiver and/or expense reimbursement2	0.01%
Net expenses	0.36%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fees paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.01% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$37	$118	$207	$467

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them.

For further information on the Portfolio's investment policies and restrictions, as well as a description of the types of securities that may be purchased, see the Statement of Additional Information ("SAI").

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, serves as the investment subadvisor to the Portfolio. Calvert has been managing mutual funds since 1976 and is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2004, Calvert had over $10 billion in assets under management.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.20% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share. The NAV of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolio is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any purchase or exchange request we believe to be market timing,

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. Distributions of net investment income are paid by the Portfolio monthly. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Money Market Portfolio	2004	2003
Net asset value, at beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	.010
Total investment operations	.012	.010
Distributions from
Net investment income	(.012)	(.010)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	1.17%	1.00%
Ratios to average net assets: A
Net investment income	1.13%	1.00%
Total expenses	.37%	.36%
Expenses before offsets	.37%	.36%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$76,609	$126,888

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2002	2001	2000
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.016	.04	.06
Total investment operations	016.04		.06
Distributions from
Net investment income	(.016)	(.04)	(.01)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.61%	3.96%	6.43%**
Ratios to average net assets: A
Net investment income	1.60%	3.81%	6.24%
Total expenses	.38%	.38%	.33%
Expenses before offsets	.37%	.38%	.30%
Net expenses	.36%	.36%	.28%
Net assets, ending (in thousands)	$162,177	$166,218	$139,320

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

** Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

AMERITAS SELECT PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
71	Investment Objective and Strategies, Principal Risks, Past Performance
73	Fees and Expenses
74	Investment Strategies and Risks

About Your Investment
76	The Fund and Its Management
76	Subadvisor and Portfolio Manager
77	Purchase, Exchange and Redemption of Shares
78	How Shares are Priced
79	Market Timing Policy
80	Dividends and Distributions
80	Taxes
80	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS SELECT PORTFOLIO

Objective

The Ameritas Select Portfolio (the "Portfolio") seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Ameritas Select Portfolio invests primarily in common stocks of U.S. companies. The Portfolio is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Portfolio may hold, at any one time, as few as 12 securities, but generally will maintain a portfolio of 25 to 30 securities. At least 65% of the Portfolio's total assets will be invested in equity securities with stock market capitalization within the range of market capitalization categorized as "Midcap" by Morningstar, Inc.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o Investing in "value" stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

o The Portfolio is non-diversified. Compared to other funds the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Portfolio.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Harris Associates L.P.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell Mid-Cap Value Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Select
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	15.31%
Worst Quarter (of periods shown)	Q3 '02	-15.21%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	Since
		Inception
		(1/2/01)
Ameritas Select	9.18%	9.59%
Russell Mid-Cap Value Index	23.71%	12.11%

* Actual Fund inception is 1/2/01.

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	1.07%
Other Expenses	0.15%
Total Fund Operating Expenses2	1.22%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Total Fund Operating Expenses reflect an indirect fee. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reduction for fees paid indirectly would be 1.21%. Further, if necessary, Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategy

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25T

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Conventional securities (cont'd)
Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	25T

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds.	q
Risks: Credit, Market, Interest Rate, Liquidity and Information.

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Harris Associates L.P. ("Harris"), Two North LaSalle Street, Chicago, Illinois 60602, serves as the investment subadvisor to the Portfolio. The investment management firm of Harris Associates L.P. manages equity and balanced portfolios for individuals and institutions. Headquartered in Chicago, Harris Associates also serves as the adviser to The Oakmark Family of Funds, a family of no-load mutual funds. Harris Partners L.L.C., a subsidiary of Harris Associates, is the general partner to several alternative investment partnerships.

Harris uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with Harris and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Floyd J. Bellman	Vice President, Portfolio Manager	Mr. Bellman has been with Harris since 1995.	Harris Associates L.P. (4/95-present) Vice President (10/99-present) Portfolio Manager (4/95-present)	Co-Manager

William C. Nygren	Fund Manager	Mr. Nygren has been with Harris since 1983.	Harris Associates L.P. (5/83-present) Fund Manager (11/96-present) Director of Research (9/90-4/98)	Co-Manager

Henry R. Berghoef	Vice President, Director of Domestic Research and Fund Manager	Mr. Berghoef has been with Harris since 1994.	Harris Associates L.P. (1/94-present) Vice President and Director of Domestic Research (1/03-present) Fund Manager (3/00-present) Equity Analyst (1/94-present)	Co-Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.92% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's net asset value ("NAV"). NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Select Portfolio	2004	2003
Net asset value, beginning	$19.78	$15.33
Income from investment operations
Net investment income (loss)	.07	.04
Net realized and unrealized gain (loss)	1.76	4.44
Total from investment operations	1.83	4.48
Distributions from:
Net investment income	(.08)	(.03)
Total increase (decrease) in net asset value	1.75	4.45
Net asset value, ending	$21.53	$19.78

Total return*	9.23%	29.22%
Ratios to average net assets: A
Net investment income (loss)	.38%	.24%
Total expenses	1.22%	1.29%
Expenses before offsets	1.22%	1.29%
Net expenses	1.21%	1.22%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$36,184	$31,972

	Periods Ended
	December 31,	December 31,
Select Portfolio	2002	2001(z)
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income (loss)	--	.01
Net realized and unrealized gain (loss)	(2.50)	2.83
Total from investment operations	(2.50)	2.84
Distributions from:
Net investment income	(.01)	--
Total increase (decrease) in net asset value	(2.51)	2.84
Net asset value, ending	$15.33	$17.84

Total return*	(14.04%)	18.93%
Ratios to average net assets: A
Net investment income (loss)	.03%	.08% (a)
Total expenses	1.30%	1.45% (a)
Expenses before offsets	1.30%	1.45% (a)
Net expenses	1.23%	1.26% (a)
Portfolio turnover	16%	14%
Net assets, ending (in thousands)	$25,253	$20,575

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) From January 2, 2001 inception.

* Not annualized for periods less than one year.

AMERITAS SMALL COMPANY EQUITY PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
83	Investment Objective and Strategies, Principal Risks, Past Performance
86	Fees and Expenses
87	Investment Strategies and Risks

About Your Investment
89	The Fund and Its Management
89	Subadvisor and Portfolio Manager
90	Purchase, Exchange and Redemption of Shares
91	How Shares are Priced
92	Market Timing Policy
93	Dividends and Distributions
93	Taxes
93	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS SMALL COMPANY EQUITY PORTFOLIO

Objective

The Ameritas Small Company Equity Portfolio (the "Portfolio") seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Subadvisor to be realistically valued. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest substantially all, but no less than 80% of its net assets (including borrowing for investment purposes) in common stocks of companies whose market capitalizations at the time of initial purchase are within the range of capitalization of companies included in the Russell 2000 Index. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Subadvisor will select investments for the Portfolio based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Portfolio may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Portfolio has held the securities. The market capitalizations of the companies whose securities the Portfolio purchases in IPOs may be outside the Portfolio's market capitalization range stated above.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The stock market goes down.

o The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o The prices of small-cap stocks may respond to market activity differently than larger more established companies so there is the possibility of greater risk by investing in smaller capitalized companies rather than larger, more established companies.

o Investments in small-cap companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

Advisor:
Ameritas Investment Corp.

Subadvisor:
Babson Capital Management, LLC

o The Portfolio will allocate its investments among various industry sectors. As in any actively managed fund, the Portfolio could miss upside potential by under-weighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.

o IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund's stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes.

o The Portfolio is non-diversified. Compared to other funds the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Portfolio.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Small Company Equity
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '01	21.37%
Worst Quarter (of periods shown)	Q3 '02	-17.87%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	Since
		Inception
		(1/2/01)
Ameritas Small Company Equity	15.18%	17.73%
Russell 2000 Index	18.33%	9.17%

* Actual Fund inception is 1/2/01.

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	1.33%
Other Expenses	0.28%
Total Fund Operating Expenses	1.61%
Less fee waiver and/or expense reimbursement2	0.11%
Net expenses	1.50%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date.The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.04% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year; and
The Portfolio's operating expenses remain the same; and
You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$153	$497	$866	$1,902

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	q

Emerging market. Securities issued by companies located in those countries whose economies and capital markets are not as developed as those of more industrialized nations. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

q

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Conventional securities (cont'd)
Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Leveraged derivative instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolios will write call options only if they already own the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

q

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

q

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way Portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Babson Capital Management, LLC ("Babson"), One Memorial Drive, Cambridge, Massachusetts 02142, serves as the investment subadvisor to the Portfolio. Founded in 1940, Babson provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies.

Babson uses a team approach to its management of the Portfolio. Information is provided below identifying each member of the team who is employed by or associated with Babson and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Paul Szczygiel, CFA	Lead Portfolio Manager	Mr. Szczygiel has been with Babson since 1994.	20 years of investment experience	Lead Portfolio Manager

Robert Baumbach, CFA	Portfolio Manager, Managing Director	Mr. Baumbach has been with Babson since 1999.	19 years of investment experience	Portfolio Manager

Daniel Goldfarb CFA	Portfolio Manager, Managing Director	Mr. Goldfarb has been with Babson since 1995.	19 years of investment experience	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 1.12% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's net asset value ("NAV"). NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Small Company Equity	2004	2003
Net asset value, beginning	$23.41	$17.79
Income from investment operations
Net investment income (loss)	(.18)	(.15)
Net realized and unrealized gain (loss)	3.74	6.55
Total from investment operations	3.56	6.40
Distributions from:
Net realized gain	(1.74)	(.78)
Total increase (decrease) in net asset value	1.82	5.62
Net asset value, ending	$25.23	$23.41

Total return*	15.18%	35.91%
Ratios to average net assets: A
Net investment income (loss)	(.84%)	(.79%)
Total expenses	1.61%	1.78%
Expenses before offsets	1.54%	1.57%
Net expenses	1.50%	1.50%
Portfolio turnover	49%	55%
Net assets, ending (in thousands)	$27,412	$23,170

	Periods Ended
	December 31,	December 31,
Small Company Equity	2002	2001(z)
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(1.29)	4.94
Total from investment operations	(1.43)	4.86
Distributions from:
Net realized gain	(.24)	(.40)
Total increase (decrease) in net asset value	(1.67)	4.46
Net asset value, ending	$17.79	$19.46

Total return*	(7.32%)	32.42%
Ratios to average net assets: A
Net investment income (loss)	(.76%)	(.67%) (a)
Total expenses	1.82%	2.38% (a)
Expenses before offsets	1.64%	1.97% (a)
Net expenses	1.50%	1.50% (a)
Portfolio turnover	46%	75%
Net assets, ending (in thousands)	$16,511	$11,844

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

AMERITAS CORE STRATEGIES PORTFOLIO
PROSPECTUS
May 2, 2005

About the Portfolio
96	Investment Objective and Strategies, Principal Risks, Past Performance
100	Fees and Expenses
101	Investment Strategies and Risks

About Your Investment
104	The Fund and Its Management
104	Subadvisor and Portfolio Manager
105	Purchase, Exchange and Redemption of Shares
106	How Shares are Priced
106	Market Timing Policy
107	Dividends and Distributions
107	Taxes
107	Financial Highlights

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS CORE STRATEGIES PORTFOLIO

Objective

The Ameritas Core Strategies Portfolio (the "Portfolio") seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Portfolio is to seek some current income. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Portfolio expects to invest primarily in domestic equity securities (common stocks) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities, domestic debt securities and securities, which in the opinion of the Subadvisor offer prospects for meeting the Portfolio's investment goals.

The Subadvisor intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks. However, the Portfolio may include stocks that in the Subadvisor's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Portfolio ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Portfolio may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Subadvisor anticipates that the Portfolio ordinarily will have a weighted average dividend yield, before Portfolio expenses, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

The Subadvisor primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of the Portfolio's selection criteria, relates both to current and to projected measures. Among the specific factors considered by the Subadvisor in identifying undervalued securities for inclusion in the Portfolio are:

o price/earnings ratio	o undervalued assets
o price to book value	o relative earnings Strategies potential
o price/cash flow ratio	o industry Strategies potential
o debt/capital ration	o industry leadership
o dividend yield	o dividend Strategies potential
o dividend history	o franchise value
o security and consistency	o potential for favorable
of revenue stream	developments

Advisor:
Ameritas Investment Corp.

Subadvisor:
Thornburg Investment Management, Inc.

The Portfolio typically makes equity investments in the following three types of companies, in varying proportions:

o Basic Value companies, which, in the Subadvisor's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

o Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend strategies.

o Emerging Franchises are rapidly growing companies that in the Subadvisor's opinion are in the process of establishing a leading position in a product, service or market, and which the Subadvisor expects will grow, or continue to grow, at an above average rate. Under normal conditions, the proportion of the Portfolio invested in companies of this type will be less than the proportions of the Portfolio invested in basic value or consistent strategies companies.

The Portfolio selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing counties).

Debt securities will be considered for investment when the Subadvisor believes them to be more attractive than equity alternatives. The Portfolio may purchase debt securities of any maturity and of any quality.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

o The market prices of stocks or debt securities decline.

o The individual stocks and debt securities in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

o Investments in debt securities can lose value when interest rates rise. The longer the maturity of a debt security, the greater the impact a change in interest rates could have on the security's price.

o "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

o "Emerging franchise" or "Emerging growth" stocks tend to be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies are often dependent on management by one or a few key individuals, have shares that suffer above-average price declines after disappointing earnings reports and have limited product lines, markets and financial resources.

o Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

o Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prior Performance*

The bar chart and table below show the Ameritas Core Strategies Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Pursuant to an Agreement and Plan of Reorganization, the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio were reorganized into the Ameritas Core Strategies Portfolio, effective 10/31/03. The performance results prior to 10/31/03 reflect the performance of the Ameritas Emerging Growth Portfolio.

Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '01	22.32%
Worst Quarter (of periods shown)	Q3 '01	-29.19%

Average Annual Total Returns (for the periods ended 12.31.04)

	1 year	5 year	Since
			Inception
			(11/1/99)
Ameritas Core Strategies	8.09%	-13.52%	-6.44%
S&P 500 Index Monthly Reinvested	10.87%	-2.30%	-0.77%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)

Management Fees	0.82%
Other Expenses	0.15%
Total Fund Operating Expenses	0.97%
Less fee waiver and/or expense reimbursement2	0.02%
Net annual fund operating expenses	0.95%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.01% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;
Your investment has a 5% return each year;
You redeem all shares at the end of the periods; and
The Portfolio's operating expenses remain the same.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held

1 Year	3 Years	5 Years	10 Years
$97	$307	$534	$1,188

Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table

J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. Involves selling a security soon after purchase. An active trading strategy causes a Portfolio to have higher portfolio turnover compared to other Portfolios and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary defensive positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	q

Emerging market. Securities issued by companies located in those countries whose economies and capital markets are not as developed as those of more industrialized nations. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

q

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

q

Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

Leveraged derivative instruments

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

q

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolios will write call options only if they already own the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

q

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

q

The Portfolio has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way Portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Thornburg Investment Management, Inc. ("Thornburg"), 119 East Marcy Street, Suite 202, Santa Fe, NM 87501, serves as the investment subadvisor to the Portfolio. Thornburg is a limited partnership, which consists of eleven limited partners, with Garrett Thornburg maintaining the controlling interest, and serving as the Chairman.

Information is provided below identifying the individual employed by or associated with the Subadvisor of the Portfolio who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement are discussed in the SAI and will be available in the June 30, 2005 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of ("NAV") the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not knowingly accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The policies and procedures are applied uniformly. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor(s), if any, to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at their discretion will reject any purchase or exchange request they believe to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002, 2003 and 2004 have been audited by KPMG LLP, whose most recent report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Financial Highlights

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2004	2003
Net asset value, beginning	$15.44	$11.73
Income from investment operations
Net investment income (loss)	.15	(.01)
Net realized and unrealized gain (loss)	1.10	3.72
Total from investment operations	1.25	3.71
Distributions from:
Net investment income (loss)	(.14)	--
Total increase (decrease) in net asset value	1.11	3.71
Net asset value, ending	$16.55	$15.44

Total return*	8.09%	31.63%
Ratios to average net assets: A
Net investment income (loss)	.90%	(.12%)
Total expenses	.97%	1.42%
Expenses before offsets	.96%	.96%
Net expenses	.95%	.95%
Portfolio turnover	66%	92%
Net assets, ending (in thousands)	$69,072	$71,322

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2002	2001	2000
Net asset value, beginning	$17.86	$29.75	$37.86
Income from investment operations
Net investment income (loss)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss)	(6.06)	(10.53)	(7.32)
Total from investment operations	(6.13)	(10.59)	(7.41)
Distributions from
Net realized gains	--	(1.30)	(.70)
Total increase (decrease) in net asset value	(6.13)	(11.89)	(8.11)
Net asset value, ending	$11.73	$17.86	$29.75

Total return*	(34.32%)	(35.65%)	(19.61%)
Ratios to average net assets: A
Net investment income (loss)	(.40%)	(.27%)	(.26%)
Total expenses	1.35%	1.21%	.97%
Expenses before offsets	.95%	.96%	.89%
Net expenses	.95%	.95%	.86%
Portfolio turnover	104%	265%	213%
Net assets, ending (in thousands)	$30,667	$60,662	$113,563

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.


CALVERT VARIABLE SERIES, INC.
Social Money Market Portfolio
Social Small Cap Growth Portfolio
Social Mid Cap Growth Portfolio
Social International Equity Portfolio
Social Balanced Portfolio
Social Equity Portfolio
Income Portfolio

Statement of Additional Information
May 2, 2005

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectuses of the Calvert Portfolios of Calvert Variable Series, Inc. (the "Fund") dated May 2, 2005. The Fund's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI. Each prospectus and the most recent shareholder report may be obtained free of charge by calling (800) 368-2748, writing the Fund at 4550 Montgomery Avenue, Bethesda, Maryland 20814, or visiting our website at www.calvert.com.

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	12
Purchase and Redemption of Shares	14
Net Asset Value	14
Dividends, Distributions, and Taxes	15
Calculation of Yield and Total Return	15
Directors and Officers	16
Investment Advisor and Subadvisors	20
Portfolio Manager Disclosure	23
Administrative Services Agent	41
Transfer and Shareholder Servicing Agents	41
Independent Registered Public Accountants and Custodians	42
Method of Distribution	42
Portfolio Transactions	42
Portfolio Holdings Disclosure	44
Personal Securities Transactions	46
Proxy Voting Disclosure	46
Process for Delivering Shareholder Communications to the Board of Directors	46
General Information	46
Control Persons and Principal Holders of Securities	47
Fund Service Providers	51
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

Calvert Variable Series, Inc. offers investors the opportunity to invest in several professionally managed securities portfolios which offer the opportunity for growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Calvert Portfolios offer investors a choice of seven separate portfolios: Social Money Market, Social Small Cap Growth, Social Mid Cap Growth, Social International Equity, Social Balanced, Social Equity, and Income (the "Portfolios"). References to the "Investment Advisor" refer to the Advisor and/or Subadvisor(s) appropriate to the Portfolio being discussed. (See "Investment Advisor and Subadvisors.") The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. A Portfolio may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the U.S. on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolio may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolio changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors.

Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. A Portfolio defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

In determining the appropriate distribution of investments among various countries and geographic regions, the Advisor or Subadvisor ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the global investor.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Portfolios will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Portfolio may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, the Portfolio's exposure to a given currency from its security holdings represents a risk to the Portfolio, either from an expected substantial decline against the U.S. dollar, or from a too small exposure to the Portfolio's relevant index weight of the currency. The Advisor or Subadvisor may buy or sell the foreign currency on a forward basis to hedge against this risk. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Money Market Instruments

Social Money Market may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. It is an operating (i.e., nonfundamental) policy of Social Money Market that it may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Income may, in pursuit of its investment objective, invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. Such obligations are not insured by the Federal Deposit Insurance Corporation. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas.

Small Cap Issuers

The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies, or the market averages in general.

Real Estate Investment Trusts

Real Estate Investment Trusts. Each of the Portfolios may invest in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhood; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate.

Mortgage-Backed Securities, including collateralized mortgage obligations

The Portfolios may, in pursuit of investment objectives, invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages, a direct interest in an obligation of the issuer backed by a mortgage or pool of mortgages, or a direct interest in an underlying pool of mortgages. A Portfolio may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs are fully-collateralized bonds which are general obligations of the issuer of the bonds. CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMOs. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders.

Prepayments could cause early retirement of CMOs. CMOs secured by the same pool of mortgages are frequently designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The Federal Home Loan Mortgage Corporation ("FHLMC") has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Beside the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment refinancing or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these payments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-baked securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse affect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy or sell those securities at any particular time.

Private Placements and Illiquid Securities

Due to the particular social objective of the Portfolios, opportunities may exist to promote especially promising approaches to social goals through privately-placed investments. The private placement investments undertaken by the Portfolios, if any, may be subject to a high degree of risk. Such investments may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies. The Investment Advisors seek to structure the Portfolios' investments to provide the greatest assurance of attaining the intended investment return.

Many private placement investments have no readily available market and may therefore be considered illiquid. It is an operating policy of the Portfolios not to purchase illiquid securities if more than a certain percentage of the value of its net assets would be invested in such securities. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined by the Board of Directors to be liquid. The Board may delegate such determinations of liquidity to the Advisor, pursuant to guidelines and oversight by the Board. Portfolio investments in private placements and other securities for which market quotations are not readily available are valued at fair market value as determined by the Advisor under the direction and control of the Board.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix B for a description of the ratings. The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category.

The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

A Portfolio can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolios can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor and/or Subadvisor (as applicable) judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (not applicable to Social Money Market)

The Portfolios may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Portfolios' social criteria, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

These Portfolios will engage in such transactions only to hedge the existing positions in the respective Portfolios. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' social criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Income may, in pursuit of its investment objectives, engage in the writing of covered call options in standard contracts traded on national securities exchanges or quoted on NASDAQ, provided that: (1) the Portfolio continues to own the securities covering each call option until the call option has been exercised or until the Portfolio has purchased a closing call to offset its obligation to deliver securities pursuant to the call option it had written; and (2) the market value of all securities covering call options in the Portfolio does not exceed 35% of the market value of the Portfolio's net assets. The Portfolio may also write secured put options against U.S. Government-backed obligations and uses a variety of other investment techniques, seeking to hedge against changes in the general level of interest rates, including the purchase of put and call options on debt securities and the purchase and sale of interest rate futures contracts and options on such futures.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

These Portfolios may purchase securities that may be covered by call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio turnover rate may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

Expiration of a put or call option or entry into a closing purchase transaction will result in a short-term capital gain, unless the cost of a closing purchase transaction exceeds the premium the Portfolio received when it initially wrote the option, in which case a short-term capital loss will result. If the purchaser exercises a put or call option, the Portfolio will realize a gain or loss from the sale of the security acquired or sold pursuant to the option, and in determining the gain or loss the premium will be included in the proceeds of sale.

Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.

Futures Transactions. These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

These Portfolios may only invest in futures contracts to hedge their respective existing investment positions, including to hedge or "equitize" its cash position, and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract--a long position if the option is a call and a short position if the option is a put--at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Writing Put Options on Futures Contracts. The writing of put options on futures contracts is analogous to the purchase of futures contracts. If an option is exercised, the net cost to the Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the cash market.

Risks of Options and Futures Contracts. If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Interest Rate Futures Transactions. A change in the general level of interest rates will affect the market value of debt securities in the portfolio. A Portfolio may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates in accordance with the strategies described below. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon purchasing or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its position becomes more valuable.

The purchase and sale of interest rate futures contracts is for the purpose of hedging the Portfolio's holdings of long-term debt securities. Futures contracts based on U.S. Government securities and GNMA Certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Thus, if a Portfolio owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into futures contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated risk in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term securities in the cash market. The Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool to manage risk it might be possible to accomplish the same result more easily and quickly.

Foreign Currency Options (Not applicable to Social Money Market or Social Balanced). A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller buyer may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

Foreign Currency Futures Transactions. The Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities

The Portfolios may lend their portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. A Portfolio will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Portfolio will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

When-Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, when a Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Swap Agreements

Income may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. Income will only enter in swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market variables the investment performance of the Portfolio may be less favorable than it would have been if this investment technique were not used.

U.S. Government-Sponsored Obligations

The Portfolios may, in pursuit of investment objectives, invest in Fannie Maes, Freddie Macs and other U.S. Government-sponsored obligations.

Fannie Maes and Freddie Macs. Fannie Maes and Freddie Macs are issued by the Federal National Mortgage Association ("FNMA") and FHLMC, respectively. Unlike GNMA certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

The Portfolios may, in pursuit of investment objectives, invest in Ginnie Maes and other U.S. Government-backed obligations.

Ginnie Maes. Ginnie Maes, issued by the Government National Mortgage Association ("GNMA"), are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the U.S., which means that the U.S. Government guarantees that interest and principal will be paid when due.

Money Market Default Insurance

The Social Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2005, unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

From time to time, a Portfolio may make charitable contributions to groups intended to further its social purpose, including but not limited to educating investors about socially responsible investing.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio.

(1) Social Equity, Social International Equity, Social Small Cap Growth, and Social Money Market may not make any investment inconsistent with their classification as a diversified investment company under the 1940 Act.

(2) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby, or, for Social Money Market, with respect to investments in money market instruments).

(3) Each Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Portfolio may pledge, mortgage, or hypothecate its assets.

(4) Each Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) Each Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that Social Mid Cap, Social International Equity, Social Small Cap Growth and Income may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(6) Each Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan. For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

Under current law a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities if any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

Nonfundamental Investment Restrictions

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) Social Mid Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in the common stocks of mid-cap companies.

(2) Social Equity may not, under normal circumstances, invest less than 80% of its net assets in equities.

(3) Social Small Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in small-cap companies.

(4) Social International Equity may not, under normal circumstances, invest less than 80% of its net assets in equities internationally.

(5) Each Portfolio (except Social International Equity and Income) does not intend to make any purchases of securities if borrowing exceeds 5% of a portfolio's total assets; Social International Equity and Income each do not intend to make any purchases of securities if borrowing exceeds 15% of their respective total assets.

(6) Each Portfolio may not acquire private placement investments until the value of the Portfolio's assets exceeds $20 million.

(7) Social International Equity, Social Small Cap Growth and Social Mid Cap Growth may not write options on more than 50% of their total assets.

(8) Social International Equity, Social Small Cap Growth, Social Mid Cap Growth, Social Balanced, Social Equity and Income may not purchase illiquid securities if more than 15% of the value of net assets would be invested in such securities.

(9) Social Money Market may not purchase illiquid securities if more than 10% of the value of net assets would be invested in such securities.

(10) Social International Equity, Social Mid Cap Growth, Social Balanced, Social Equity and Income may not make short sales of securities or purchase any securities on margin except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(11) Income may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of hedging the duration of its portfolio. Such short sales shall be "covered" with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

(12) Social Money Market may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks.

(13) Social Balanced may not invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets taken at market value at the time of the investment would be invested in such securities.

(14) Income may not invest more than 30% of its assets in the securities of foreign issuers, including obligations of foreign branches of U.S. banks, and U.S. branches of foreign banks.

(15) Social Balanced may not write, purchase or sell puts, calls or combinations thereof except in connection with when-issued securities.

(16) Income may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of its net asset value.

(17) Income may not invest in puts, calls, straddles, spread, or any combination thereof, except to the extent permitted by its Prospectus and this SAI, as each may from time to time be amended.

(18) Social International Equity may not write, purchase or sell puts, calls or combinations thereof except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies, write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

(19) Social International Equity will limit its investments in securities of U.S. issuers to 5% of its net assets.

With respect to Nonfundamental Investment Restrictions Nos. 1 through 4, the affected Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

PURCHASE AND REDEMPTION OF SHARES

Each Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order in good order. The customer orders will be priced at the Portfolio's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.

See the Prospectuses for additional details on purchases and redemptions.

NET ASSET VALUE

Shares of each Portfolio are issued and redeemed at the net asset value per share of the Portfolio. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding. Expenses are accrued daily, including the investment advisory fee. Social Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of Social Balanced, Social International Equity, Social Small Cap Growth, Social Mid Cap Growth, Social Equity, and Income fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Social Money Market's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.

Any distributions of a Portfolio's net investment income or realized net capital gains, if any, are normally paid once a year (distributions of net investment income are paid by the Social Money Market Portfolio monthly). However, the Portfolios do not intend to make distributions from realized net capital gains unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of December 31, 2004 were as follows:
Social Money Market	$ 0
Social Small Cap Growth	$ 991,905
Social Mid Cap Growth	$ 12,156,538
Social International Equity	$ 3,039,076
Social Balanced	$ 29,480,921
Social Equity	$ 1,145,258
Income	$ 0

Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

CALCULATION OF YIELD AND TOTAL RETURN

Yield (Social Money Market):

From time to time Social Money Market advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of Social Money Market refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. Social Money Market's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = [(base period return) + 1]365/7 - 1

The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2004, Social Money Market's yield was 1.67% and its effective yield was 1.69%.

Yield (Income):

From time to time, Income may advertise its "yield". Yield quotations are historical, and are not intended to indicate future performance. "Yield" quotations refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares which are entitled to receive dividends, times the maximum offering price on the last day of the period, compounded on a "bond equivalent," or semi-annual, basis. The yield is computed according to the following formula:

Yield = 2[(a-b/cd+1)6-1]

where a = dividends and interest earned during the period using the aggregate imputed yield-to-maturity for each of the Portfolio's investments as noted above; b= expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d= the maximum offering price per share on the last day of the period. Using this calculation, Income's yield for the month ended December 31, 2004 was 3.33%.

Yield will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

Total Return and Other Quotations:

The Portfolios may each advertise "total return." Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10 -year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.

Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio's Prospectus.

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

Directors and Officers

The Fund's Board of Directors supervises each Portfolio's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors. "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships

Disinterested Directors
FRANK H. BLATZ, JR., Esq. Age: 69	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM Age: 54	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT Age: 59	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN Age: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH Age: 67	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
Interested Directors
GREGORY BOAL* Age: 46	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK* Age: 52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
WILLIAM LESTER* Age: 47	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. Age: 46	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY Age: 41	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. Age: 36	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI Age: 45	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT Age: 31	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB Age: 55	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES Age: 54	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 40	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. Age: 35	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. Age: 52	Officer	2005	Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ROBERT J. O'MEARA Age: 42	Officer	1999	Assistant Vice President, Variable Fund Management of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY Age: 49	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. Age: 57	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA Age: 52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA Age: 44	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates. Mr. Boal is an interested person of the Fund since he is an Officer of an affiliated company of the Fund's Advisor. Mr. Lester is an interested person of the Fund since he is an Officer of the parent company of the Fund's Advisor.

The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors and Officers of the Fund as a group own less than 1% of each Portfolio's outstanding shares. The Board of Directors has one standing Committee. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Committee met five times during the past fiscal year. The Disinterested Directors of the Board (Mmes. Gresham, Milligan and Kruvant, and Messrs. Blatz and Pugh) comprise the Audit Committee. The disinterested Directors also function as a governance committee (addressing matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities), as well as a nominating committee (handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board).

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2004:
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund (applies to each Portfolio)	By Director in Calvert Family of Funds
Disinterested Directors
Frank H. Blatz, Jr.	None	>$100,000
Alice Gresham	None	None
M. Charito Kruvant	None	>$100,000
Cynthia Milligan	None	$50,001-$100,000
Arthur J. Pugh	None	>$100,000
Interested Directors
Gregory Boal	None	None
Barbara J. Krumsiek	None	>$100,000
William Lester	None	None

Directors of each Portfolio not affiliated with the Fund's Advisor may elect to defer receipt of all of a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have negligible effect on each Portfolio's assets, liabilities, net assets, and net income per share.

Director Compensation Table
Calvert Variable Series, Inc.
Fiscal Year 2004 (unaudited numbers)	Aggregate Compensation from Registrant (all Portfolios) for Service as Director (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation from Registrant and Fund Complex Paid to Director** for Service as a Director

Disinterested Directors
Frank H. Blatz, Jr.	$16,750	$16,750	$60,029
Alice Gresham	$27,000	$0	$27,000
M. Charito Kruvant	$16,750	$10,050	$60,988
Cynthia Milligan	$27,750	$27,750	$27,750
Arthur J. Pugh	$16,750	$16,750	$62,201
Interested Directors
Gregory Boal	$0	$0	$0
Barbara J. Krumsiek	$0	$0	$0
William Lester	$0	$0	$0

*Certain Directors have chosen to defer a portion of their compensation. As of December 31, 2004, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, for these Directors was: Blatz $1,376,722.24; Kruvant $257,728.58; Milligan $89,752.86; and Pugh $356,997.56.

**As of December 31, 2004, the Fund Complex consisted of ten (10) registered investment companies.

INVESTMENT ADVISOR AND SUBADVISORS

The Fund's investment advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-to-day operations, subject to the supervision and direction of the Fund's Board of Directors. The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Portfolios have an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolios' uninvested cash balances. These credits are used to reduce Portfolio expenses. In those Portfolios where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund's Board of Directors will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Portfolio shareholders.

Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.30% of the first $250 million of Social Money Market's average daily net assets, 0.275% of the next $250 million of such assets and 0.25% of all assets above $500 million; 0.75% of Social Small Cap Growth's average daily net assets; 0.65% of Social Mid Cap Growth's average daily net assets; 0.75% of the first $250 million of Social International Equity's average daily net assets, 0.725% of the next $250 million of such assets and 0.675% of all assets above $500 million; 0.425% of the first $500 million of Social Balanced's average daily net assets, 0.375% of the next $500 million of such assets and 0.325% of all assets above $1 billion; 0.50% of Social Equity's average daily net assets; and 0.40% of Income's average daily net assets.

The Advisor reserves the right to (i) waive all of a part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of a Portfolio, except as noted in the Portfolio's Prospectus.

The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2002	2003	2004
Social Balanced	$1,418,342	$1,476,256	$ 1,835,222
Social Money Market	$65,668	$57,903	$ 41,039
Social International Equity	$80,577	$82,135	$ 117,006
Social Mid Cap Growth	$335,950	$329,904	$419,358
Social Small Cap Growth	$112,267	$96,178	$ 131,575
Social Equity	$8,256	$24,904	$ 42,173
Income	$34,461	$77,496	$ 119,682

The following Portfolios received expense reimbursements from the Advisor in the following amounts:

	2002	2003	2004
Social Equity	$13,427	$21,298	$ 19,648
Income	$5,235	$4,192	$ 10,233

In evaluating the Investment Advisory Agreement, the Board of Directors received and considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Directors reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of this agreement.

In reapproving the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor. In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature and quality of the services provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for each Portfolio; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each of the Portfolios; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses and any potential for economies of scale; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest. The Directors also took into account the Advisor's current undertaking to maintain expense limitations for the applicable Portfolios. In reviewing the overall profitability of the advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolios for which they receive compensation.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the non-interested Directors, did not identify any single factor as controlling.

Subadvisors

Calvert has retained Awad Asset Management, Inc. ("Awad") as Subadvisor for Social Small Cap Growth. Awad is controlled by Raymond James & Associates, Inc. It receives a subadvisory fee, paid by the Advisor, of .40% of average daily net assets.

Calvert has retained Brown Capital Management, Inc. ("Brown") as Subadvisor for Social Mid Cap Growth. Brown is controlled by Eddie C. Brown. It receives a subadvisory fee, paid by the Advisor, of .25% of the Portfolio's average daily net assets.

Calvert has retained Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") as Subadvisor for Social International Equity. GMO is a privately held limited liability company. It receives a subadvisory fee, paid by the Advisor, of .45% of the average daily net assets up to and including $250 million; .425% of the average daily net assets over $250 million and up to and including $500 million in assets; and .40% of such average daily net assets in excess of $500 million.

Calvert has retained New Amsterdam Partners LLC ("New Amsterdam") as Subadvisor for part of the equity investments of Social Balanced. New Amsterdam is controlled by Michelle Clayman, CFA. New Amsterdam receives a subadvisory fee, paid by the Advisor, of .25% of the average daily net assets it manages for Social Balanced.

Calvert has retained SSgA Funds Management, Inc. ("SSgA FM") as Subadvisor for the other part of the equity investments of Social Balanced. SSgA FM is a subsidiary of State Street Corporation. It receives a subadvisory fee, paid by the Advisor, of .25% of the Portfolio's average daily net assets.

Calvert has retained Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") as Subadvisor for Social Equity. Atlanta Capital is a partially-owned subsidiary of Eaton Vance Corp., which indirectly holds 70% of Atlanta Capital. Atlanta Capital Management Holdings, LLC, a holding company partnership owned by Atlanta Capital employees, holds the remaining 30%. Atlanta Capital receives a subadvisory fee, paid by the Advisor, of .30% of average daily net assets.

The Board of Directors reapproved the existing Investment Subadvisory Agreements between each of the Subadvisors (other than New Amsterdam, which was initially retained on June 30, 2004) and the Advisor based on a number of factors relating to each Subadvisor's ability to perform under its Investment Subadvisory Agreement. The Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Directors were provided with biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the applicable Portfolio's competitors and relevant benchmarks and descriptions of the Subadvisor's investment philosophies, strategies and techniques, and brokerage policies and practices. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of each existing Subadvisory Agreement.

The Board of Directors reapproved the applicable Investment Subadvisory Agreement between the respective Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history.

In reapproving the applicable Investment Subadvisory Agreements, the Board Directors, including the non-interested Directors, did not identify any single factor as controlling.

On June 10, 2004, the Board of Directors, including the disinterested Directors, voted to approve the Investment Subadvisory Agreement with New Amsterdam with respect to Social Balanced. The disinterested Directors were separately represented by independent legal counsel in connection with their consideration of the approval of this Subadvisory Agreement. In considering this Subadvisory Agreement for Social Balanced, the Directors reviewed a variety of materials relating to the Subadvisor, including comparative performance, fee and expense information for other similar mutual funds and performance information for relevant benchmark indices. The Directors also reviewed information provided by New Amsterdam relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, New Amsterdam provided biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by New Amsterdam and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations regarding the Subadvisory Agreement, the Directors evaluated, among other things: (i) the services to be rendered by New Amsterdam; (ii) the qualifications and experience of New Amsterdam's portfolio management, compliance and executive personnel; (iii) New Amsterdam's compliance programs and policies including those related to personal investing and disclosure of portfolio holdings; and (iv) the appropriateness of the particular investment strategies that New Amsterdam would employ in managing the Portfolio's assets for pursuing the Portfolio's investment objective. The Directors also took into account the financial condition of New Amsterdam.

In approving the Investment Subadvisory Agreement with New Amsterdam with respect to Social Balanced, the Board of Directors, including the non-interested Directors, did not identify any single factor as controlling.

Conclusions

The Directors reached the following conclusions regarding the Advisory Agreement and the applicable Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) each Subadvisor is qualified to manage the applicable Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) performance of each Portfolio is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and applicable Subadvisor; (f) New Amsterdam's investment strategies are appropriate for pursuing the investment objectives of Social Balanced; and (g) New Amsterdam is likely to execute its investment strategies consistently over time. Based on their conclusions, the Directors determined that approval of the Investment Advisory Agreement and the applicable Subadvisory Agreement would be in the best interests of the respective Portfolio and its shareholders.

The Fund has received an exemptive order to permit each applicable Portfolio and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in an Investment Subadvisory Agreement, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Portfolio's Portfolio Managers, identified in the applicable Prospectus of the Portfolio, is provided below. This information is not required for Social Money Market.

A. Other Accounts Managed by Portfolio Managers of the Portfolios

The following Portfolio Managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

SOCIAL SMALL CAP GROWTH

Awad:
James D. Awad

Accounts Managed other than Social Small Cap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	1	1806
Total Assets in Other Accounts Managed	$ 545,663,846	$ 9,232,598	$ 1,009,225,598
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	1	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 9,232,598	$ 189,078,180

SOCIAL MID CAP GROWTH

Brown:
Eddie C. Brown
Accounts Managed other than Social Mid Cap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	6	0	53
Total Assets in Other Accounts Managed	$ 970.6 million	$ 0	$ 2.037 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	4
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 827 million

Brown:
Calvin H. Baker
Accounts Managed other than Social Mid Cap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	6	0	53
Total Assets in Other Accounts Managed	$ 970.6 million	$ 0	$ 2.037 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	4
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 827 million

Brown:
Maurice L. Haywood
Accounts Managed other than Social Mid Cap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	6	0	53
Total Assets in Other Accounts Managed	$ 970.6 million	$ 0	$ 2.037 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	4
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 827 million

Brown:
Stephon A. Jackson
Accounts Managed other than Social Mid Cap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	6	0	53
Total Assets in Other Accounts Managed	$ 970.6 million	$ 0	$ 2.037 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	4
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 827 million

(Note: Because of the way in which Brown's large/mid cap team operates, the above data is identical for each of the four Portfolio Managers.)

SOCIAL INTERNATIONAL EQUITY

GMO:
Thomas Hancock
Accounts Managed other than Social International Equity as of December 31, 2004	Registered Investment Companies *	Other Pooled Investment Vehicles **	Other **
Number of Other Accounts Managed	9	6	21
Total Assets in Other Accounts Managed	$ 8,261,519,258	$ 1,290,245,146	$ 6,513,783,606
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	6
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 2,222,338,219

* Includes other non-GMO mutual fund subadvisory relationships.

** World-wide.

SOCIAL BALANCED

Calvert:
Steve Falci
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	1	5	0
Total Assets in Other Accounts Managed	$ 560,715,736	$ 21,803,370	$ 0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 0

1. Fixed Income Investments

Calvert:
Gregory Habeeb
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	2
Total Assets in Other Accounts Managed	$ 3,825,498,000	$ 0	$ 391,748
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 0

Calvert:
Matt Nottingham, CFA
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	1
Total Assets in Other Accounts Managed	$ 3,825,498,000	$ 0	$ 3,500
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 0

2. Equity Investments

New Amsterdam:
Michelle Clayman, CFA
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	1	0	87
Total Assets in Other Accounts Managed	$ 68.3 million	$ 0	$ 4.05 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 547 million

New Amsterdam:
Nathaniel Paull, CFA
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	1	0	87
Total Assets in Other Accounts Managed	$ 68.3 million	$ 0	$ 4.05 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 547 million

(Note: Because Ms. Clayman's and Mr. Paull's responsibilities completely overlap, the above data is identical for both Portfolio Managers.)

SSgA FM:
Arlene Rockefeller
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	4	22	97
Total Assets in Other Accounts Managed	$ 758,965,710	$ 23,373,540,290	$ 36,725,517,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	10 *	15 **
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 170,172,560	$ 20,178,213,981	$ 10,585,731,156

* Commingled accounts in which one or more investors has a performance-based fee.

** Separately managed accounts.

SSgA FM:
Ric Thomas
Accounts Managed other than Social Balanced as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	4	22	97
Total Assets in Other Accounts Managed	$ 758,965,710	$ 23,373,540,290	$ 36,725,517,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	10 *	15 **
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 170,172,560	$ 20,178,213,981	$ 10,585,731,156

* Commingled accounts in which one or more investors has a performance-based fee.

** Separately managed accounts.

(Note: Because of the way in which these SSgA FM team members operate, the above data is identical for both Portfolio Managers.)

SOCIAL EQUITY

Atlanta Capital:
Daniel W. Boone, III, CFA
Accounts Managed other than Social Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	2	2	703
Total Assets in Other Accounts Managed	$ 1,287,720,747	$ 58,623,015	$ 5,207,491,296
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 313,408,522

Atlanta Capital:
Marilyn R. Irvin
Accounts Managed other than Social Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	2	694
Total Assets in Other Accounts Managed	$ 1,323,516,646	$ 58,623,015	$ 2,622,957,115
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 313,408,522

Atlanta Capital:
William R. Hackney III
Accounts Managed other than Social Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	2	699
Total Assets in Other Accounts Managed	$ 1,419,343,935	$ 58,623,015	$ 5,119,626,105
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 313,408,522

Atlanta Capital:
Paul J. Marshall
Accounts Managed other than Social Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	4	2	696
Total Assets in Other Accounts Managed	$ 1,396,782,260	$ 58,623,015	$ 5,174,790,150
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 313,408,522

INCOME

Calvert:
Gregory Habeeb
Accounts Managed other than Income as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	2
Total Assets in Other Accounts Managed	$ 3,977,888,000	$ 0	$ 391,748
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 0

Calvert:
Matt Nottingham, CFA
Accounts Managed other than Income as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	1
Total Assets in Other Accounts Managed	$ 3,977,888,000	$ 0	$ 3,500
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 0

Calvert:
Michael Abramo
Accounts Managed other than Income as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	0
Total Assets in Other Accounts Managed	$ 3,977,888,000	$ 0	$ 0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$ 0	$ 0	$ 0

B. Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

The following describes material conflicts of interest as of December 31, 2004, which may potentially arise in connection with the management of a Portfolio's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

SOCIAL SMALL CAP GROWTH

Awad:
James D. Awad

Raymond James Financial currently holds a 75% ownership interests in Awad & Associates Inc. which acts as the general partner to a limited partnership formed for investment purposes. Mr. Awad is a 25% owner of Awad & Associates Inc. and the Portfolio Manager for the Awad & Associates II Ltd. Fund. Awad Asset Management also provides administrative and investment research services for the general partner. Certain officers and employees of Awad have investment interests in the partnership.

On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Awad's client accounts. In such instances, Awad will ensure that the allocation of securities among Awad's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Awad does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

Awad's Portfolio Manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the Portfolio Manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Awad has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Awad's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Awad buy or sell securities also owned by, or bought or sold for clients.

SOCIAL MID CAP GROWTH

Brown:
Eddie C. Brown, Calvin H. Baker, Maurice L. Haywood and Stephon A. Jackson

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Brown's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by Brown to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

SOCIAL INTERNATIONAL EQUITY

GMO:
Thomas Hancock

Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the presence of conflicts between the Portfolio and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Portfolio and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

SOCIAL BALANCED

Calvert:
Steve Falci

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

  Fixed Income Investments

  Calvert:
  Gregory Habeeb and Matt Nottingham, CFA

  (See "Conflicts of Interest" above with respect to Steve Falci of Calvert regarding the Social Balanced Portfolio.)

  Equity Investments

New Amsterdam:
Michelle Clayman, CFA, and Nathaniel Paull, CFA

Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts. New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team. The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam's Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

SSgA FM:
Arlene Rockefeller and Ric Thomas

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

SOCIAL EQUITY

Atlanta Capital:
Daniel W. Boone, III, CFA, Marilyn R. Irvin, William R. Hackney III and Paul J. Marshall

It is possible that conflicts of interest may arise in connection with a Portfolio Manager's management of the Portfolio's investments, on the one hand and the investments of other accounts for which the Portfolio Manager is responsible, on the other. For example, a Portfolio Manager may have conflicts of interest in allocating management time, resources and investment opportunities between the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. Atlanta Capital has adopted brokerage allocation, trade practice and order aggregation policies and procedures to assist Portfolio Managers in their efforts to seek the fair allocation of investment opportunities among all client accounts. Whenever conflicts of interest arise, the Portfolio Manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Atlanta Capital accepts incentive fees where return expectations and the time period over which returns are measured are reasonable and agreeable to both parties. Performance based fees may create an incentive for Atlanta Capital to make investments that are riskier or more speculative than would be the case in absence of a performance based fee or to favor performance based accounts in the allocation of investment decisions, as Atlanta Capital's compensation may be larger than it otherwise would have been due to account performance. Due to the potential conflict of interest associated with performance based accounts, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts. Additionally, the performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weighting in determining portfolio manager incentive compensation.

The officers and employees of Atlanta Capital and accounts in which affiliated persons have an investment interest may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Atlanta Capital and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Atlanta Capital may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Atlanta Capital have an investment interest. Atlanta Capital seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm's Code of Ethics.

Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Atlanta Capital has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Atlanta Capital clients and accounts.

INCOME

Calvert:
Gregory Habeeb, Matt Nottingham, CFA, and Michael Abramo

(See "Conflicts of Interest" above with respect to Steve Falci of Calvert regarding the Social Balanced Portfolio.)

C. Compensation of Portfolio Managers of the Portfolios

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Advisor or Subadvisor (if any) of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

SOCIAL SMALL CAP GROWTH

Awad:
James D. Awad
Compensation with Respect to Management of Social Small Cap Growth and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Awad Asset Management / Raymond James & Associates / Raymond James Financial	Fixed by contract terms.
Bonus	Awad Asset Management / Raymond James & Associates / Raymond James Financial/Awad & Associates Inc.	Variable based on: (1) Profitability of Awad Asset Management as a division of Raymond James Financial (2) Gains realized by Awad & Associates II limited partnership
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Raymond James Financial	Stock option grants determined at the discretion of the Chairman of Raymond James Financial; 5 year vesting.

SOCIAL MID CAP GROWTH

Brown:
Eddie C. Brown
Compensation with Respect to Management of Social Mid Cap Growth and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based *
Salary	Brown Capital Management, Inc.	Mr. Brown's compensation is limited to level he received for calendar 1998, subject to firm revenues being sufficient to meet that level of compensation
Bonus	None	N/A
Deferred Compensation	Brown Capital Management, Inc.	The firm offers a defined contribution retirement plan for all employees.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Brown Capital Management, Inc.	Mr. Brown is the majority owner of Brown Capital Management and receives a share of the firm's net income proportionate to his interest.

Brown:
Calvin H. Baker, Maurice L. Haywood and Stephon A. Jackson
Compensation with Respect to Management of Social Mid Cap Growth and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based *
Salary	None	N/A
Bonus	Brown Capital Management, Inc.

Compensation is based on the total revenues from portfolios managed by the investment team of which each Portfolio Manager is a member. There is no upper or lower limit on such compensation. The level of compensation for each team member is based on the President's (Eddie C. Brown's) perception of his value and contribution to the specific service where they expend their efforts.

Deferred Compensation	Brown Capital Management, Inc.

Each Portfolio Manager participates in an investment pool, which receives annual contributions in his name. The level of contribution for any employee is based on position and tenure. Upon leaving the firm, each Portfolio Manager is eligible to receive the appreciation, if any, on the amounts contributed in his name. If his interest in the investment pool has depreciated, he bears no risk but receives nothing with respect to such pool.

The firm offers a defined contribution retirement plan for all employees.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Brown Capital Management, Inc.

Members of the investment teams at Brown are eligible to redirect a portion of their compensation towards purchasing an interest in Brown Capital Management. Team members participating in this program receive the net income of the firm proportionate to their ownership interest. Each Portfolio Manager participates in the program.

* Brown's compensation structure is not fund- or client-specific.

SOCIAL INTERNATIONAL EQUITY

GMO:
Thomas Hancock
Compensation with Respect to Management of Social International Equity and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	GMO	Decided by GMO's Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary.
Bonus	GMO	A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	GMO	The level of partnership interest is agreed upon by GMO's Compensation Committee taking into account the individual's contribution to GMO and its mission statement.

The Portfolio Manager is a member (partner) of GMO. The compensation for the Portfolio Manager consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. The membership interest is the primary incentive for persons to maintain employment with GMO, which believes this is the best incentive to maintain stability of portfolio management personnel.

SOCIAL BALANCED

Calvert:
Steve Falci
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peers / standards.
Bonus	Calvert	Long- and short-term corporate financial performance.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

  Fixed Income Investments

  Calvert:
  Gregory Habeeb and Matt Nottingham, CFA
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
  Equity Investments

New Amsterdam:
Michelle Clayman, CFA
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam Partners LLC	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam Partners LLC	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam Partners LLC	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm's profits proportional to her ownership percentage.

New Amsterdam:
Nathaniel Paull, CFA
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam Partners LLC	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam Partners LLC	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam Partners LLC	Mr. Paull is a partner of the firm and as such receives a percentage of the firm's profits proportional to his ownership percentage.

No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

SSga FM:
Arlene Rockefeller and Ric Thomas
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM	External market for similar role.
Bonus	SSgA FM	Firm wide incentive compensation pool; competitive market data; manager distributes based on overall performance of the group and individual.
Deferred Compensation	SSgA FM
  Equity stock options determined by competitive market data
  Component of Bonus -- firm wide incentive compensation pool; manager distributes based on contribution and performance of group and individual

Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product, account, strategy or investment composite. The same process is followed in determining equity allocations.

SOCIAL EQUITY

Atlanta Capital:
Daniel W. Boone, III, CFA, Marilyn R. Irvin, William R. Hackney III and Paul J. Marshall
Compensation with Respect to Management of Social Equity and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Atlanta Capital

Fixed, reviewed on an annual basis and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

Bonus	Atlanta Capital

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Each Portfolio Manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. These factors are evaluated on an equal weighted basis. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital's management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital's profitability for the year.

Deferred Compensation	Atlanta Capital / Eaton Vance Corp.

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Consists primarily of annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s nonvoting common stock.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Atlanta Capital	All Portfolio Managers maintain ownership in Atlanta Capital through a LLC holding company. Firm profits are distributed to owners based on their individual ownership percentage.

This compensation structure reflects Atlanta Capital's total compensation process rather than compensation directly related only to a single account.

INCOME

Calvert:
Gregory Habeeb, Matt Nottingham, CFA, and Michael Abramo

Compensation with Respect to Management of Income and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D. Securities Ownership of Portfolio Managers of the Portfolios

With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2004 in the Portfolio(s) managed by that individual. The securities were valued as of December 31, 2004. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

Social Small Cap Growth	Awad	James D. Awad	None
Social Mid Cap Growth	Brown	Eddie C. Brown	None
		Calvin H. Baker	None
		Maurice L. Haywood	None
		Stephon A. Jackson	None
Social International Equity	GMO	Thomas Hancock	None
Social Balanced	Calvert	Steve Falci	None
		Gregory Habeeb	None
		Matt Nottingham, CFA	None
	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
	SSgA FM	Arlene Rockefeller	None
		Ric Thomas	None
Social Equity	Atlanta Capital	Daniel W. Boone, III, CFA	None
		Marilyn R. Irvin	None
		William R. Hackney III	None
		Paul J. Marshall	None

Income	Calvert	Gregory Habeeb	None
		Matt Nottingham, CFA	None
		Michael Abramo	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of the Portfolios' affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

Social Money Market	.20%
Social Small Cap Growth	.25%
Social Mid Cap Growth	.25%
Social International Equity	.35%
Social Balanced	.275%
Social Equity	.20%
Income	.30%

The administrative services fee paid to CASC for the past three fiscal years was as follows:

	2002	2003	2004
Social Money Market	$36,266	$38,598	$27,356
Social Small Cap Growth	$29,836	$32,059	$43,853
Social Mid Cap Growth	$121,537	$126,886	$161,302
Social International Equity	$22,603	$38,325	$54,601
Social Balanced	$917,751	$955,224	$1,187,496
Social Equity	$3,303	$9,961	$16,869
Income	$25,845	$58,132	$89,761

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, CSSI and BFDS receive a fee based on the number of shareholder accounts and shareholder transactions. CSSI may contract with subagents, at the Fund's expense, to provide recordkeeping and subaccounting services to the Portfolios.

The following chart shows the shareholder servicing fees paid to CSSI by the Portfolios for the past three fiscal years:
	2002	2003	2004
Social Money Market	$2,494	$2,077	$1,521
Social Small Cap Growth	$0	$0	$164
Social Mid Cap Growth	$5,533	$5,427	$7,542
Social International Equity	$733	$650	$1,760
Social Balanced	$40,110	$44,507	$55,998
Social Equity	$89	$218	$609
Income	$817	$2,372	$3,914

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as independent registered public accountants for the Portfolios for fiscal years 2002 through 2004. For fiscal years prior to 2002, Social Money Market, Social Small Cap Growth, Social Mid Cap Growth, Social International Equity and Social Balanced used other auditors. State Street Bank & Trust Company, N.A. serves as custodian of the Fund's investments. M&T Bank also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Portfolios.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Payments to CDI as compensation for services performed and expenses assumed may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2004.

CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Portfolio shares, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers. The Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2004, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds (other than the CVS Calvert Portfolios) with the following firms: American Express, Merrill Lynch, Citigroup Global Markets, Morgan Stanley, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services and Wachovia Securities. Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers. The Advisor does not use Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares. For the fiscal year ended December 31, 2004, the Advisor, CDI and/or their affiliates paid to broker/dealers from their own resources a total of $539,526 in distribution expenses for all Funds in the Calvert Group.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2002	2003	2004
Social Small Cap Growth	$35,270	$48,048	$57,346
Social Mid Cap Growth	$135,674	$287,574	$181,104
Social International Equity	$26,033	$21,021	$18,772
Social Balanced	$581,452	$240,056	$316,326
Social Equity	$6,797*	$11,310	$5,983
Income	$0*	$0	$257

* From inception (5/1/02) through 12/31/02.

The brokerage commissions paid in the last fiscal year with respect to Social Mid Cap Growth have decreased as a result of lower portfolio turnover and a lower average per-share commission payment. Social Balanced experienced an increase in brokerage commissions due to turnover resulting from retention of a new Subadvisor with respect to the equity portion of the Portfolio's investments. Social Equity had a decrease in brokerage commissions in the last fiscal year due to fewer trades.

For the last three fiscal years, Social Small Cap Growth paid brokerage commissions to Raymond James, an affiliated person and the controlling parent company of that Portfolio's Subadvisor, as follows:

	2002	2003	2004
Social Small Cap Growth	$1,950	$4,385	$4,585

For the fiscal year ended December 31, 2004, aggregate brokerage commissions paid to Raymond James represented 8.00% of Social Small Cap Growth's total commissions and 7.34% of the total dollar amount of commission transactions.

The Fund's Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor may also provide selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor or Subadvisors, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended December 31, 2004, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

		Related
	Amount of Transactions	Commissions
Social Small Cap Growth	33,400	$1,670.00
Social Mid Cap Growth	1,582,410	$71,331.50
Social Balanced (Equity Portion)	1,491,997	$72,356.87
Social Equity	52,045	$2,602.25

For the same period the Advisor and/or Subadvisors received no soft-dollar credits for new issue fixed income designations.

The portfolio turnover rates for the last two fiscal years were as follows:

	2003	2004
Social Small Cap Growth	63%	77%
Social Mid Cap Growth	148%	89%
Social International Equity	86%	68%
Social Balanced	374%	186%
Social Equity	84%	16%
Income	1,636%	614%

The lower turnover rates for Social Balanced and Income in the last fiscal year resulted from fewer trades, with each trade representing a smaller percent of the total portfolio holdings, and lower interest rate volatility. Social Equity's lower turnover rate was due to a significantly higher rate of growth in the Portfolio's shareholder base in the last fiscal year.

No portfolio turnover rate can be calculated for Social Money Market due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of Social Money Market because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

PORTFOLIO HOLDINGS DISCLOSURE

The Portfolios have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Portfolio's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Portfolio's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings disclosed in the fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Portfolio may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Portfolio's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Portfolios' Disclosure Policy, as described generally below, allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Portfolio's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Portfolio's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Directors. The Fund's Board of Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Portfolios' portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided

Acacia Mutual Life Insurance Co.	Performance	Quarterly
ING Insurance Company of America	Top Holdings, Portfolio Composition, Sector Weightings	Quarterly
Ameritas Direct/Ameritas Variable Life Insurance Company	Performance, Commentary	Monthly
American United Life Insurance Company	Sector Breakdown; Asset Allocation, Holdings Breakdown, Countries Breakdown	Quarterly
Bidart & Ross	Performance, Top Holdings	Quarterly
IDS Life Insurance/IDS Life of New York	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
TFLIC Life Insurance	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Farmers Insurance	Performance, Characteristics	Monthly
Hartford Life Insurance	Performance, Asset Allocation, Characteristics, Top Holdings; Quarterly Commentary	Monthly
Massachusetts Mutual Life Insurance	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Metropolitan Life Insurance	Top Holdings, Top Sectors, Asset Allocation, Bond Quality	Quarterly
Midland National Life Insurance Company	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Mutual of America	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Nationwide	Performance, Equity Characteristics	Monthly
New York Life Insurance & Annuity	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Protective Life	Performance, Characteristics	Monthly
Ohio National Life Insurance	Top Holdings, Portfolio Composition, Sector Weightings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Portfolios. The Code of Ethics contains certain conditions such as pre-clearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Fund uses in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Portfolio shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In their function as a nominating committee, the disinterested Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the disinterested Directors of the Fund a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

GENERAL INFORMATION

The Fund is an open-end management investment company, incorporated in Maryland on September 27, 1982 and has 16 portfolios. Social Money Market, Social Small Cap Growth, Social International Equity, and Social Equity are diversified. Social Mid Cap Growth, Social Balanced, and Income are non-diversified. The remaining portfolios are offered through a different prospectus and statement of additional information.

The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio's shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under "Purchase and Redemption of Shares." The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.

The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance Companies will vote all of a Portfolio's shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.

The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you receive one vote for each share you own.

control persons and principal holders of securities

As of April 15, 2005, the following entities beneficially owned more than 25% of the voting securities of the listed Portfolios:
Portfolio Name	% of Ownership
Name and Address

Social Money Market
Ameritas Variable	42.92%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	37.89%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Social Small Cap Growth
Ameritas Life Insurance Corp.	46.76%
Account X
Lincoln, NE

Social Mid Cap Growth
American United Life Insurance Co.	27.70%
c/o Group Retirement Annuity, Separate Account II
Indianapolis, IN

Social International Equity
Ameritas Life Insurance Corp.	47.54%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	30.82%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Social Balanced
NONE

Social Equity
Ameritas Life Insurance Corp.	52.80%
Account X
Lincoln, NE

Income
Ameritas Life Insurance Corp.	67.31%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	26.64%
Account Y
Lincoln, NE

As of April 15, 2005, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Portfolios as shown:
Portfolio Name	% of Ownership
Name and Address

Social Money Market
Ameritas Variable	42.92%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	37.89%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Variable	18.90%
Account Y
Lincoln, NE

Social Small Cap Growth
Ameritas Life Insurance Corp.	46.76%
Account X
Lincoln, NE

Protective Variable Annuity	12.03%
Protective Life Insurance Company
Birmingham, AL

Peoples Benefit Life Insurance Co.	11.80%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Life Insurance Corp.	9.77%
Account Y
Lincoln, NE

Ameritas Variable	7.59%
Lincoln, NE

Social Mid Cap Growth
American United Life Insurance Co.	27.70%
c/o Group Retirement Annuity, Separate Account II
Indianapolis, IN

Metropolitan Life Insurance Co.	23.43%
Mutual Fund Processing
Iselin, NJ

American United Life Insurance Co.	18.90%
c/o AUL American Unit Trust
Indianapolis, IN

Peoples Benefit Life Insurance Co.	10.42%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Life Insurance Corp.	8.38%
Lincoln, NE

Social International Equity
Ameritas Life Insurance Corp.	47.54%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	30.82%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Variable	6.72%
Account X
Lincoln, NE

Ameritas Variable	5.87%
Account Y
Lincoln, NE

Ameritas Life Insurance Corp.	5.75%
Account Y
Lincoln, NE

Social Balanced
ING Life Insurance and Annuity Co.	18.17%
Hartford, CT

Mutual of America TVIF Fund	15.34%
S/A #2
New York, NY

NYLIAC on behalf of NYLIAC Variable Annuity	13.36%
Separate Account -I
Parsippany, NJ

Metropolitan Life Insurance Co.	13.18%
Securities Accounting & Admin
Iselin, NJ

Keynote Series Account	5.71%
c/o Investors Bank & Trust Co.
Boston, MA

Hartford Life Insurance Co.	5.62%
Separate Account
Simsbury, CT

Social Equity
Ameritas Life Insurance Corp.	52.80%
Account X
Lincoln, NE

The Ohio National Life Insurance Company	24.35%
FBO Its Separate Accounts
Cincinnati, OH

Ameritas Life Insurance Corp.	16.32%
Account Y
Lincoln, NE

Income
Ameritas Life Insurance Corp.	67.31%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	26.64%
Account Y
Lincoln, NE

Ameritas Life Insurance Corp.	6.01%
Account Z
Lincoln, NE

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Shareholder ServiceS
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

  CORPORATE GOVERNANCE

    Board and Governance Issues

  Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

  Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

  Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

  Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

  Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

  Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

  Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

  Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

  Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the U.S. if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

  Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

  Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

  Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

  Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

  Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the U.S. accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

  Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

  Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

  Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

  Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

  Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

  Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

  Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

  Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

  Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

  Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

  Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

  Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

  Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

  Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

  Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

  Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

  CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

  Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

  Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C. Workplace Issues

    Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

  Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the U.S.. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

  Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

  Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

  Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

  Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

  Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

  Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

  Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the U.S. border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

  Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the U.S., many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

  Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

  Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

  Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

  Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

  Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

  Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


CALVERT VARIABLE SERIES, INC.

Ameritas Income & Growth Portfolio
Ameritas Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio
Ameritas Select Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio

Statement of Additional Information
May 2, 2005

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectuses of the Ameritas Portfolios of Calvert Variable Series, Inc. (the "Fund") dated May 2, 2005. The Fund's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI. Each prospectus and the most recent shareholder report may be obtained free of charge by calling 1-800-335-9858 or by writing the Fund at 5900 "O" Street, Lincoln, Nebraska 68510-1889.

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	9
Purchase and Redemption of Shares	17
Net Asset Value	17
Dividends, Distributions, and Taxes	17
Calculation of Yield and Total Return	18
Directors and Officers	19
Investment Advisor and Subadvisors	23
Portfolio Manager Disclosure	26
Administrative Services Agent	42
Transfer and Shareholder Servicing Agents	42
Independent Registered Public Accountants and Custodians	43
Method of Distribution	43
Portfolio Transactions	43
Portfolio Holdings Disclosure	45
Personal Securities Transactions	46
Proxy Voting Disclosure	46
Process for Delivering Shareholder Communications to the Board of Directors	47
General Information	47
Control Persons and Principal Holders of Securities	48
Fund Service Providers	52
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The Ameritas Portfolios of Calvert Variable Series, Inc. offer investors the opportunity to invest in several professionally managed securities portfolios which offer the opportunity for growth of capital or current income. The Ameritas Portfolios offer investors a choice of nine separate portfolios: Income & Growth, Growth, Small Capitalization, MidCap Growth, Index 500, Money Market, Select, Small Company Equity, and Core Strategies Portfolios (the "Portfolios"). The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Foreign Securities (Not applicable to the Index 500 and Money Market Portfolios)

Investments in foreign securities may present risks not typically involved in domestic investments. A Portfolio may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the U.S. on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolio may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when a Portfolio changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors.

Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. A Portfolio defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Portfolio may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Foreign Money Market Instruments

The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. It is an operating (i.e., nonfundamental) policy of the Money Market Portfolio that it may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Small Cap Issuers

The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are arrangements under which a Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. A Portfolio may engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. A Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, a Portfolio will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. A Portfolio will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

U.S. Government-Sponsored Obligations

The Portfolios may, in pursuit of investment objectives, invest in Fannie Maes, Freddie Macs and other U.S. Government-sponsored obligations.

Fannie Maes and Freddie Macs. Fannie Maes and Freddie Macs are issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), respectively. Unlike GNMA certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

The Portfolios may, in pursuit of investment objectives, invest in Ginnie Maes and other U.S. Government-backed obligations.

Ginnie Maes. Ginnie Maes, issued by the Government National Mortgage Association ("GNMA"), are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

U.S. Treasury Obligations. Direct obligations of the United States Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Other U.S. Government Obligations. The Portfolios may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities. These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. Non-investment grade securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category.

The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Exchange-Traded Funds ("ETFs")

ETFs are shares of other investment companies that can be traded on an exchange but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

A Portfolio may purchase shares of other investment companies to the extent consistent with applicable law and each Portfolio's investment limitations. ETFs, like other investment companies, typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of ETFs results in the layering of expenses, such that Portfolio shareholders would indirectly bear a proportionate share of any operating expenses of the ETF.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including: market risk (the risk of fluctuating stock prices in general), asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include: the risk that ETFs may trade at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs may operate as open-end investment companies, closed-end investment companies or unit investment trusts.

Derivatives

A Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolios can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Index 500, Select, and Core Strategies Portfolios may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

These Portfolios will engage in such transactions only to hedge the existing positions in the respective Portfolios. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

These Portfolios may purchase securities that may be covered by call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio's turnover rate may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract - a long position if the option is a call and a short position if the option is a put - at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Risks of Options and Futures Contracts. If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Foreign Currency Transactions

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contract when it determines that to do so is in a Portfolio's best interests.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option holder may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

Foreign Currency Futures Transactions. A Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities

The Portfolios may lend their portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. A Portfolio will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Portfolio will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

When-Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, when a Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Money Market Default Insurance

The Ameritas Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2005, unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

INVESTMENT RESTRICTIONS

Reference to the "1940 Act" means the Investment Company Act of 1940, as amended.

Income & Growth, Growth, Small Capitalization and MidCap Growth Portfolios

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. The Portfolios may not:

  Purchase the securities of any issuer, other than U.S. Government securities, if as a result more than 5% of the value of a Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this limitation.

  Purchase more than 10% of the voting securities of any one issuer or more than 10% of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

  Sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

  Borrow money, except that the Portfolio may borrow for temporary or emergency (but not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements and mortgage-backed rolls, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

  Pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

  Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements. For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

  Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

  Invest in commodities.

  Invest more than 10% of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale may be purchased if they are determined to be liquid, and such purchases would not be subject to the limit stated above.

  Issue senior securities.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolios may not:

    Under normal circumstances, invest less than 80% of its net assets in the common stock of small-cap companies (Small Capitalization Portfolio only).

    Under normal circumstances, invest less than 80% of its net assets in the common stock of mid-cap companies (Mid Cap Growth Portfolio only).

    Purchase or sell real estate, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

    Write or sell puts, calls, straddles, spreads or combinations thereof.

    Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

    Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

    Make investments for the purpose of exercising control or management.

    Invest in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed 5% of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

    Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund, Advisor or Subadvisor individually owns more than 5% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

Except in the case of the 300% limitation set forth in Fundamental Investment Restriction No. 4, and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Portfolio's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction. With respect to Nonfundamental Investment Restrictions Nos. 1 and 2, the affected Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Index 500 Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

    Issue senior securities, except in connection with the insurance program established by the Portfolio pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the 1940 Act.

    Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

    Underwrite securities issued by others, except to the extent that The Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

    Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

    Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

    The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

    The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of Fundamental Investment Restriction No. 3). The Portfolio will not borrow from other funds advised by Advisor, Subadvisor or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

    The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    The Portfolio does not currently intend to lend assets other than securities to other parties, except by: (a) lending up to 5% of its net assets to a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

    The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; except to the extent incorporated within the S&P 500.

With respect to Nonfundamental Investment Restriction No. 4, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

With respect to the Portfolio's limitations on futures and options transactions, see the section entitled "Options and Futures Contracts".

Money Market Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    Purchase the securities of any issuer if, as a result, the Portfolio would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

    Issue senior securities.

    Borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

    Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest more than 25% of its total assets in the financial services industry.

    Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

    Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

    Invest in companies for the purpose of exercising control or management.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

    The Portfolio does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

    The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. Short sales will be "covered" with an equivalent amount of high quality, liquid securities. Transactions in futures contracts and options are not deemed to constitute selling securities short.

    The Portfolio does not currently intend to purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not borrow from other funds advised by the Advisor, the Subadvisor or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the Portfolio's total assets.

    The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    The Portfolio does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

    The Portfolio does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the Portfolio's net assets) to a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

    The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

With respect to Nonfundamental Investment Restriction No. 1, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to Nonfundamental Investment Restriction No. 5, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Select Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

    Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

    Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing. [Related Non-Fundamental Investment Restriction: The Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Portfolio's total assets].

    Issue any senior security except in connection with permitted borrowings.

    Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that act with respect to such resale.

    Make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements, or (c) lending its portfolio securities. [Related Non-Fundamental Investment Restriction: The Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan).] For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

    Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

    Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

    Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities.
    Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
    Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.
    Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts).
    Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.
    Purchase or write a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money).

Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

 Small Company Equity Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

  Borrow money in excess of 33% of the value (taken at the lower of cost or current value) of the Portfolio's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Portfolio may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Portfolio's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.
  Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
  Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Portfolio.
  Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Portfolio's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Portfolio's assets. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."
  Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Portfolio has no intention of issuing senior securities except as set forth in Fundamental Investment Restriction No. 1).
  Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)
  Purchase or sell commodities or commodity contracts.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

    Under normal circumstances, invest less than 80% of its net assets in small-company stock.
    Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Directors of the Fund (or the person designated by them to make such determination) to be readily marketable, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

With respect to Nonfundamental Investment Restriction No. 1, the Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Core Strategies Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

1. With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. Issue senior securities, except as permitted under the 1940 Act.

3. Borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

4. Underwrite any issue of securities (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

5. The Portfolio does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Portfolio's limitations on investments in illiquid securities.

6. The Portfolio does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

7. The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

8. The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio 's net assets. Included in that amount, but not to exceed 2% of the Portfolio 's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

9. The Portfolio does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

10. The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of the Advisor or Subadvisor who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

Under current law a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities if any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.

See the prospectus for additional details on purchases and redemptions.

NET ASSET VALUE

The net asset value of the shares of each Portfolio of the Fund is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share. The net asset values of the Income & Growth, Growth, Small Capitalization, MidCap Growth, Index 500, Select, Small Company Equity, and Core Strategies Portfolios fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.

The Money Market Portfolio's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio intends to continue to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.

Any distributions of a Portfolio's net investment income or realized net capital gains are normally paid once a year (distributions of net investment income are paid by the Money Market Portfolio monthly). However, the Portfolios do not intend to make any distributions from realized net capital gains unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of December 31, 2004 were as follows:

Income & Growth	$22,417,976
Growth	$46,527,784
Small Capitalization	$37,804,527
MidCap Growth	$358,996
Index 500	$20,355,323
Money Market	$0
Select	$571,569
Small Company Equity	$0
Core Strategies	$21,981,414

Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

CALCULATION OF YIELD AND TOTAL RETURN

Yield (Money Market):

From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = [(base period return) + 1]365/7 - 1

The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2004, Money Market's yield was 1.93% and its effective yield was 1.95%.

The yield of the Money Market Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating the Portfolio's performance in meeting its investment objective.

Total Return and Other Quotations:

The Portfolios may each advertise "total return." Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.

Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio's Prospectus.

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

Directors and Officers

The Fund's Board of Directors supervises each Portfolio's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors. "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships

Disinterested Directors
FRANK H. BLATZ, JR., Esq. Age: 69	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM Age: 54	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT Age: 59	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN Age: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH Age: 67	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
Interested Directors
GREGORY BOAL* Age: 46	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK * Age: 52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
WILLIAM LESTER* Age: 47	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
Officers
SUSAN WALKER BENDER, Esq. Age: 46	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY Age: 41	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. Age: 36	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI Age: 45	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT Age: 31	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB Age: 55	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES Age: 54	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 40	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. Age: 35	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. Age: 52	Officer	2005	Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ROBERT J. O'MEARA Age: 42	Officer	1999	Assistant Vice President, Variable Fund Management of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY Age: 49	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. Age: 57	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA Age: 52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA Age: 44	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of each Fund's Advisor and its affiliates. Mr. Boal is an interested person of the Fund since he is an Officer of an affiliated company of the Fund's Advisor. Mr. Lester is an interested person of the Fund since he is an Officer of the parent company of the Fund's Advisor.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors and Officers of the Fund as a group own less than 1% of each Portfolio's outstanding shares. The Board of Directors has one standing Committee. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Committee met five times during the past fiscal year. The Disinterested Directors of the Board (Mmes. Gresham, Milligan and Kruvant, and Messrs. Blatz, and Pugh) comprise the Audit Committee. The disinterested Directors also function as a governance committee (addressing matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities), as well as a nominating committee (handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board).

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2004:

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund (applies to each Portfolio)	By Director in Calvert Family of Funds
Disinterested Directors
Frank H. Blatz, Jr.	None	>$100,000
Alice Gresham	None	None
M. Charito Kruvant	None	>$100,000
Cynthia Milligan	None	$50,001-$100,000
Arthur J. Pugh	None	>$100,000
Interested Directors
Gregory Boal	None	None
Barbara J. Krumsiek	None	>$100,000
William Lester	None	None

Directors of each Portfolio not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Portfolio's assets, liabilities, net assets, and net income per share.

Director Compensation Table

Calvert Variable Series, Inc.

Fiscal Year 2004 (unaudited numbers)	Aggregate Compensation from Registrant (all Portfolios) for Service as Director (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation from Registrant and Fund Complex Paid to Director** for Service as a Director

Disinterested Directors
Frank H. Blatz, Jr.	$16,750	$16,750	$60,029
Alice Gresham	$27,000	$0	$27,000
M. Charito Kruvant	$16,750	$10,050	$60,988
Cynthia Milligan	$27,750	$27,750	$27,750
Arthur J. Pugh	$16,750	$16,750	$62,201
Interested Directors
Gregory Boal	$0	$0	$0
Barbara J. Krumsiek	$0	$0	$0
William Lester	$0	$0	$0

*Certain Directors have chosen to defer a portion of their compensation. As of December 31, 2004, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, for these Directors was: Blatz $1,376,722.24; Kruvant $257,728.58; Milligan $89,752.86; and Pugh $356,997.56.

** As of December 31, 2004, the Fund Complex consisted of ten (10) registered investment companies.

INVESTMENT ADVISOR AND SUBADVISORS

The Fund's investment advisor is Ameritas Investment Corp. ("AIC" or "Advisor"). AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-today operations, subject to the supervision and direction of the Fund's Board of Directors. The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Portfolios have an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolios' uninvested cash balances. These credits are used to reduce Portfolio expenses. In those Portfolios where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund's Board of Directors will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Portfolio shareholders.

Under the Investment Advisory Agreement, the Advisor receives monthly advisory fees based on the following annual rates of the respective Portfolio's average daily net assets:

Income & Growth	0.625%
Growth	0.75%
Small Capitalization	0.85%
MidCap Growth	0.80%
Index 500	0.24%
Money Market	0.20%
Select	0.92%
Small Company Equity	1.12%
Core Strategies	.75%

The Advisor reserves the right to (i) waive all or part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of a Portfolio, except as noted in the Portfolio's Prospectus.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006 as reflected in the table below:

Income & Growth	.78%
Growth	.89%
Small Capitalization	1.00%
MidCap Growth	.94%
Index 500.38%
Money Market	.36%
Select	1.50%
Small Company Equity	1.50%
Core Strategies	.95%

The following chart shows the Investment Advisory fees paid to AIC for the past three fiscal years:

	2002	2003	2004
Income & Growth	$340,115	$256,637	$281,164
Growth	$739,994	$589,430	$643,698
Small Capitalization	$359,785	$304,057	$329,366
MidCap Growth	$584,602	$499,259	$583,066
Index 500	$286,862	$245,199	$276,489
Money Market	$357,823	$300,886	$205,103
Select	$231,333	$249,888	$305,787
Small Company Equity	$187,598	$207,097	$266,080
Core Strategies	$319,166	$286,331	$511,595

The Portfolios received expense reimbursements from AIC in the following amounts during the past three fiscal years:

	2002	2003	2004
Income & Growth	$59,896	$60,201	$68,176
Growth	$41,285	$34,887	$62,167
Small Capitalization	$44,272	$79,380	$95,347
MidCap Growth	$74,831	$60,651	$88,160
Index 500	$111,828	$82,070	$157,454
Money Market	$16,998	$0	$0
Select	$0	$0	$0
Small Company Equity	$30,613	$38,753	$16,165
Core Strategies	$170,103	$177,760	$9,276

In evaluating the Investment Advisory Agreement, the Board of Directors received and considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Directors reviewed a written report prepared by the Advisor regarding various services provided by the Advisor, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of this agreement.

In reapproving the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor. In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered on a Portfolio-by Portfolio basis the following factors, among other things: the nature and quality of the services provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for each Portfolio; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each of the Portfolios; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses and any potential for economies of scale; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the applicable Portfolios. In reviewing the overall profitability of the advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolios for which they receive compensation.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the non-interested Directors, did not identify any single factor as controlling.

Subadvisors
 AIC has retained Fred Alger Management, Inc. ("Alger") as Subadvisor for the Income & Growth, Growth and MidCap Growth Portfolios. Alger is owned by Alger Inc., which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III is the majority shareholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. For the Income & Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .355% of the Portfolio's average daily net assets. For the Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .48% of the first $500 million of the Portfolio's average daily net assets, and .45% of assets in excess of $500 million. For the MidCap Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .53% of the first $250 million of the Portfolio's average daily net assets, .48% of the next $250 million in assets, and .45% of assets in excess of $500 million.

AIC has retained Eagle Asset Management, Inc. ("Eagle") as Subadvisor for the Small Capitalization Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle receives a subadvisory fee, paid by the Advisor, of .60% of the Portfolio's average daily net assets of the first $200 million in assets and .50% of assets in excess of $200 million.

AIC has retained SSgA Funds Management, Inc. ("SSgA FM") as Subadvisor for the Index 500 Portfolio. It is a subsidiary of State Street Corporation. SSgA FM receives a subadvisory fee, paid by the Advisor, of .05% of the Portfolio's average daily net assets.

AIC has retained Calvert Asset Management Company, Inc. ("CAMCO") as Subadvisor for the Money Market Portfolio. CAMCO is a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia"). Acacia, in turn, is a subsidiary of Ameritas Acacia Mutual Holding Company. CAMCO receives a subadvisory fee, paid by the Advisor, of .15% of the Portfolio's average daily net assets.

AIC has retained Harris Associates L.P. ("Harris") as Subadvisor for the Select Portfolio. Harris is a limited partnership managed by its general partner, Harris Associates, Inc., which is a wholly-owned subsidiary of CDC Asset Management -- North America, the investment management arm of France's Caisse des Depots Group. Harris receives a subadvisory fee, paid by the Advisor, of .65% of the Portfolio's average daily net assets up to $50 million, .60% of the next $50 million in assets, .55% of the next $100 million in assets, .50% of the next $100 million in assets, and .45% of the assets in excess of $300 million.

AIC has retained Babson Capital Management, LLC ("Babson") as Subadvisor for the Small Company Equity Portfolio. Babson is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. Babson receives a subadvisory fee, paid by the Advisor, of .85% of the Portfolio's average daily net assets of the first $50 million, .65% of the next $50 million in assets, and .55% of the assets in excess of $100 million.

AIC has retained Thornburg Investment Management ("Thornburg") as Subadvisor for the Core Strategies Portfolio. Thornburg is a limited partnership, which consists of eleven limited partners, with Garrett Thornburg maintaining the controlling interest, and serving as the Chairman. Thornburg receives a subadvisory fee, paid by the Advisor, of .40% of the Portfolio's average daily net assets of the first $50 million, .30% of the next $100 million, and .20% of assets in excess of $150 million.

The Board of Directors reapproved the existing Investment Subadvisory Agreements between each of the Subadvisors (other than Eagle, which was initially retained on December 13, 2004) and the Advisor based on a number of factors relating to each Subadvisor's ability to perform under its Investment Subadvisory Agreement. The Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Directors were provided with biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the applicable Portfolio's competitors and relevant benchmarks and descriptions of the Subadvisor's investment philosophies, strategies and techniques, and brokerage policies and practices. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of each existing Subadvisory Agreement.

The Board of Directors reapproved the applicable Investment Subadvisory Agreement between the respective Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history.

In reapproving the applicable Investment Subadvisory Agreements, the Board of Directors, including the non-interested Directors, did not identify any single factor as controlling.

On December 10, 2004, the Board of Directors, including the disinterested Directors, voted to approve the Investment Subadvisory Agreement with Eagle with respect to Small Capitalization. The disinterested Directors were separately represented by independent legal counsel in connection with their consideration of the approval of this Subadvisory Agreement. In considering this Subadvisory Agreement for Small Capitalization, the Directors reviewed a variety of materials relating to the Subadvisor, including comparative performance, fee and expense information for other similar mutual funds and performance information for relevant benchmark indices. The Directors also reviewed information provided by Eagle relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, Eagle provided biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by Eagle and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations regarding the Subadvisory Agreement, the Directors evaluated, among other things: (i) the services to be rendered by Eagle; (ii) the qualifications and experience of Eagle's portfolio management, compliance and executive personnel; (iii) Eagle's compliance programs and policies including those related to personal investing and disclosure of portfolio holdings; and (iv) the appropriateness of the particular investment strategies that Eagle would employ in managing the Portfolio's assets for pursuing the Portfolio's investment objective. The Directors also took into account the financial condition of Eagle.

In approving the Investment Subadvisory Agreement with Eagle with respect to Small Capitalization, the Board of Directors, including the non-interested Directors, did not identify any single factor as controlling.

Conclusions

The Directors reached the following conclusions regarding the Advisory Agreement and the applicable Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) each Subadvisor is qualified to manage the applicable Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) performance of each Portfolio is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and applicable Subadvisor; (f) Eagle's investment strategies are appropriate for pursuing the investment objectives of Small Capitalization; and (g) Eagle is likely to execute its investment strategies consistently over time. Based on their conclusions, the Directors determined that approval of the Investment Advisory Agreement and the applicable Subadvisory Agreement would be in the best interests of the respective Portfolio and its shareholders.

The Fund has received an exemptive order to permit each Portfolio and the Advisor to enter into and materially amend an Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change to an Investment Subadvisory Agreement, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change to the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Portfolio's Portfolio Managers, identified in the applicable Prospectus of the Portfolio, is provided below. This information is not required for Money Market.

A. Other Accounts Managed by Portfolio Managers of the Portfolios

The following Portfolio Managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA

Accounts Managed other than Income & Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	14	0	62
Total Assets in Other Accounts Managed	$4.4 billion	$0	$896 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Kevin D. Collins, CFA

Accounts Managed other than Income & Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	8
Total Assets in Other Accounts Managed	$709 million	$0	$97 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

GROWTH

Alger:
Dan C. Chung, CFA
Accounts Managed other than Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	14	0	62
Total Assets in Other Accounts Managed	$4.4 billion	$0	$896 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen, CFA
Accounts Managed other than Small Capitalization as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	6	1	1050
Total Assets in Other Accounts Managed	$697,652,474	$31,930,436	$880,754,330
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA

Accounts Managed other than MidCap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	14	0	62
Total Assets in Other Accounts Managed	$4.4 billion	$0	$896 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Andrew J. Silverberg

Accounts Managed other than MidCap Growth as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	0	28
Total Assets in Other Accounts Managed	$2.2 billion	$0	$206.3 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

INDEX 500

SSgA FM:
Bailey Bishop, Jr., CFA
Accounts Managed other than Index 500 as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	0	0	1
Total Assets in Other Accounts Managed	$0	$0	$281 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA FM:
James May, CFA
Accounts Managed other than Index 500 as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	4	4	15
Total Assets in Other Accounts Managed	$53 billion	$91 billion	$18 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA FM:
Michael Feehily, CFA
Accounts Managed other than Index 500 as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	2	4	8
Total Assets in Other Accounts Managed	$7.2 billion	$14.5 billion	$10 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA FM:
David Chin
Accounts Managed other than Index 500 as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	4	16	9
Total Assets in Other Accounts Managed	$640 million	$20.9 billion	$12.8 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA FM:
Tom Rawlings
Accounts Managed other than Index 500 as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	10	20
Total Assets in Other Accounts Managed	$668 million	$15.1 billion	$2.3 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA's Global Structured Products Group balances its portfolio management workload by allocating portfolios/funds according to the following:

1) Diversity of benchmarks against which they manage funds.

2) Balancing of daily/monthly funds to better distribute cash flow activity.

3) Balancing of replicated/optimized funds (optimized funds tend to involve more processing time)

SELECT

Harris:
Floyd J. Bellman
Accounts Managed other than Select as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	2	2	193
Total Assets in Other Accounts Managed	$2,037,141,569	$359,670,995	$556,123,791
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Harris:
William C. Nygren
Accounts Managed other than Select as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	7	2	0
Total Assets in Other Accounts Managed	$15,371,886,701	$359,670,995	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Harris:
Henry R. Berghoef
Accounts Managed other than Select as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	0	0
Total Assets in Other Accounts Managed	$7,561,212,305	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SMALL COMPANY EQUITY

Babson:
Paul Szczygiel, CFA
Accounts Managed other than Small Company Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	3	44
Total Assets in Other Accounts Managed	$1,400,819,835	$58,742,078	$952, 036,058
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Babson:
Robert Baumbach, CFA
Accounts Managed other than Small Company Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	3	44
Total Assets in Other Accounts Managed	$1,400,819,835	$58,742,078	$952, 036,058
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Babson:
Daniel Goldfarb, CFA
Accounts Managed other than Small Company Equity as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	5	2	38
Total Assets in Other Accounts Managed	$1,400,819,835	$28,858,273	$640,098,251
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

CORE STRATEGIES

Thornburg:
William V. Fries, CFA
Accounts Managed other than Core Strategies as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	21	13	1,668
Total Assets in Other Accounts Managed	$5.28 billion	$1.38 billion	$1.61 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

The following describes material conflicts of interest as of December 31, 2004, which may potentially arise in connection with the management of a Portfolio's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA and Kevin D. Collins, CFA

Alger's Portfolio Managers are often responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include mutual funds sub-advised by Alger and separate accounts. Potential conflicts of interest may arise when a Portfolio Manager has responsibility for more than one account and makes investment decisions involving the same security for two or more accounts. Investment decisions for accounts are made with consideration of their respective investment objectives, availability of cash for investment, current holdings and size of investment positions. A particular security may be bought or sold for only one account, or in different amounts and at different times for one account but not another account. Alger has developed trade allocation policies and procedures to avoid action that would result in an improper advantage or disadvantage to any one account managed by Alger. Transactions are allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation may be made to recognize the investment needs of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate de minimus positions, and to give priority to accounts with specialized investment policies and objectives.

GROWTH

Alger:
Dan C. Chung, CFA

(See "Potential Conflicts of Interest" above regarding the Income & Growth Portfolio.)

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to the Eagle Aggressive Growth Partners Fund I L.P, a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership.

On occasion, orders for the securities transactions of the partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interests in such investment partnership.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by Eagle's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by Eagle to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA and Andrew J. Silverberg

(See "Potential Conflicts of Interest" above regarding the Income & Growth Portfolio.)

INDEX 500

SSgA FM:
Bailey Bishop, Jr., CFA, James May, CFA, Michael Feehily, CFA, David Chin and Tom Rawlings

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

SELECT

Harris:
Floyd J. Bellman, William C. Nygren and Henry R. Berghoef

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among Select's account and other accounts managed by the Portfolio Managers, including affiliated client accounts, accounts in which the Portfolio Managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities: Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the firm's policy to allocate investment opportunities to each client, including the Fund, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, the firm will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations: When Harris believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the firm may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, the firm's traders will allocate securities among the accounts participating in the order, and "product accounts" (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Fund, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

SMALL COMPANY EQUITY

Babson:
Paul Szczygiel, CFA, Robert Baumbach, CFA and Daniel Goldfarb, CFA

The potential for material conflicts of interest may exist when a Portfolio Manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a Portfolio Manager, Babson and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of such accounts. Babson has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.
It is possible that an investment opportunity may be suitable for both the Portfolio (herein, fund) and other accounts managed by a Portfolio Manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the Portfolio Manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Babson a performance-based fee or the Portfolio Manager, Babson or an affiliate has an interest in the account. Babson has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson or an affiliate, whether the account is public, private, proprietary or third party. Potential material conflicts of interest may also arise related to the knowledge and timing of a fund's trades, investment opportunities and broker selection.

Portfolio Managers may have information about the size, timing and possible market impact of a fund's trades. It is theoretically possible that Portfolio Managers could use this information for their personal advantage or the advantage of other accounts they manage to the possible detriment of a fund. For example, a Portfolio Manager could front run a fund's trade or short sell a security for an account immediately prior to a fund's sale of that security. To address these conflicts, Babson has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the Portfolio Manager or accounts owned by Babson or its affiliates.
With respect to securities transactions for the funds, Babson determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson manages certain other accounts, however, where Babson may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson has policies and procedures that address best execution and directed brokerage.

A Portfolio Manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and other accounts.

CORE STRATEGIES

Thornburg:
William V. Fries, CFA

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

- Allocating a favorable investment opportunity to one account but not another.

- Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

- Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

- Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Portfolio that it has considered the likelihood that any material conflicts of interest could arise between the Portfolio Manager's management of the Portfolio's investments and the Portfolio Manager's management of other accounts. As of December 31, 2004, Thornburg has also informed the Portfolio that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

C. Compensation of Portfolio Managers of the Portfolios

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Subadvisor of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA and Kevin D. Collins, CFA
Compensation with Respect to Management of Income & Growth and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

  the firm's overall financial results and profitability;

  the firm's overall investment management performance;

  current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

  the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

GROWTH

Alger:
Dan C. Chung, CFA

Compensation with Respect to Management of Growth and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

  the firm's overall financial results and profitability;

  the firm's overall investment management performance;

  current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

  the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen
Compensation with Respect to Management of Small Capitalization and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Eagle	Portfolio Managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys.
Bonus	Eagle	Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results.
Deferred Compensation	Eagle	Additional deferred compensation plans are provided to key investment professionals.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Eagle

Portfolio Managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment.

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA and Andrew J. Silverberg
Compensation with Respect to Management of MidCap Growth and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

  the firm's overall financial results and profitability;

  the firm's overall investment management performance;

  current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

  the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

INDEX 500

SSgA FM:
Bailey Bishop, Jr., CFA, James May, CFA, Michael Feehily, CFA, David Chin and Tom Rawlings
Compensation with Respect to Management of Index 500 and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM	Fixed
Bonus	SSgA FM	Variable (see below)
Deferred Compensation	SSgA FM	Variable (see below)
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

SELECT

Harris:
Floyd J. Bellman, William C. Nygren and Henry R. Berghoef

Compensation with Respect to Management of Select and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Harris	The base salary is a fixed amount, and all partners of the firm receive the same base salary.
Bonus	Harris

A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

Deferred Compensation	Harris	The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

Each of the portfolio managers is a partner of Harris. The portfolio managers are compensated solely by the firm.

The firm's compensation of investment professionals, including the Managers of the Portfolio, is based upon an assessment of each individual's long-term contribution to the investment success of the firm.

The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the firm's domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Portfolio's Portfolio Managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Portfolio or the assets in the Portfolio. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

In addition to their role as Portfolio Managers, Mr. Nygren and Mr. Berghoef are research analysts, and their compensation is also based on their contributions made to the firm in that role. The specific qualitative and quantitative factors considered in evaluating an analyst's contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.

In addition to the above factors, an individual's other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the compensation process.

SMALL COMPANY EQUITY

Babson:
Paul Szczygiel, CFA, Robert Baumbach, CFA and Daniel Goldfarb, CFA
Compensation with Respect to Management of Small Company Equity and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Babson	A base salary is paid to Portfolio Managers.
Bonus	Babson

A performance-driven annual bonus is based on the performance of the portfolios relative to an appropriate benchmark and external competitive peer group.  Performance is reviewed over one and three-year periods with greater emphasis given to the latter.  Other factors that impact bonus awards include client satisfaction, teamwork, the growth of assets under management, and the overall success of Babson.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Babson

This consists of discretionary long-term incentives, most of which are directly tied to Babson's phantom equity value. Phantom equity interest, which vests over time, is granted annually.  These awards for all managers are based on criteria similar to those for bonuses.

Babson Portfolio Managers are not compensated by a specific fund or account.

CORE STRATEGIES

Thornburg:
William V. Fries, CFA
Compensation with Respect to Management of Core Strategies and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Thornburg	Annual salary
Bonus	Thornburg

The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the Portfolio Manager and all other expenses related to supporting the accounts managed by the Portfolio Manager, including the Portfolio; multiple year historical total return of accounts managed by the Portfolio Manager, including the Portfolio, relative to market performance and similar funds; single year historical total return of accounts managed by the Portfolio Manager, including the Portfolio, relative to market performance and similar funds; the degree of sensitivity of the Portfolio Manager to potential tax liabilities created for account holders in generating returns, relative to overall return.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Thornburg

The Portfolio Manager also owns equity shares in Thornburg. To the extent that the Portfolio Manager realizes benefits from capital appreciation and dividends paid to shareholders of the Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. There is no material difference in the method used to calculate the Portfolio Manager's compensation with respect to the Portfolio and other accounts managed by the Portfolio Manager, except that certain accounts managed by the Portfolio Manager may have no income or capital gains tax considerations.

D. Securities Ownership of Portfolio Managers of the Portfolios

With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2004 in the Portfolio(s) managed by that individual. The securities were valued as of December 31, 2004. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

Income & Growth	Alger	Dan C. Chung, CFA	None
		Kevin D. Collins, CFA	None
Growth	Alger	Dan C. Chung, CFA	None
Small Capitalization	Eagle	Bert L. Boksen, CFA	None
MidCap Growth	Alger	Dan C. Chung, CFA	None
		Andrew J. Silverberg	None
Index 500	SSgA FM	Bailey Bishop, Jr., CFA	None
		James May, CFA	None
		Michael Feehily, CFA	None
		David Chin	None
		Tom Rawlings	None
Select	Harris	Floyd J. Bellman	None
		William C. Nygren	None
		Henry R. Berghoef	None
Small Company Equity	Babson	Paul Szczygiel, CFA	None
		Robert Baumbach, CFA	None
		Daniel Goldfarb, CFA	None
Core Strategies	Thornburg	William V. Fries, CFA	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly of .05% of each Portfolio's net assets or a minimum of $50,000 per Portfolio.

The administrative service fee paid to CASC for the past three fiscal years was as follows:

	2002	2003	2004
Income & Growth	$50,000	$50,000	$50,000
Growth	$50,000	$50,000	$50,000
Small Capitalization	$50,000	$50,000	$50,000
MidCap Growth	$50,000	$50,000	$50,000
Index 500	$59,800	$52,352	$57,602
Money Market	$89,456	$75,222	$51,276
Select	$50,000	$50,000	$50,000
Small Company Equity	$50,000	$50,000	$50,000
Core Strategies	$50,000	$50,000	$50,000

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. and Acacia Mutual, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, CSSI and BFDS may receive a fee based on the number of shareholder accounts and shareholder transactions in each Portfolio. CSSI, at the Fund's expense, may contract with subagents to provide recordkeeping and sub-accounting services to the Portfolios.

No shareholder servicing fees were paid to CSSI by the Portfolios for the past three fiscal years.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as independent registered public accountants for the Portfolios for fiscal years 2002 through 2004. For fiscal years prior to 2002, the Portfolios used other auditors. State Street Bank and Trust Company, N.A. serves as custodian of the Fund's investments. M&T Bank also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Portfolios.

METHOD OF DISTRIBUTION

AIC also serves as the principal underwriter and distributor for the Fund. Under the terms of its underwriting agreement with the Fund, AIC markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Payments to AIC as compensation for services performed and expenses assumed may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in the fiscal year ended December 31, 2004.

AIC is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between AIC and the broker-dealers. Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers. AIC does not use Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.

As the Advisor and Distributor, AIC and/or its affiliates, at their own expense, may incur costs or pay expenses associated with the distribution of the Portfolios' shares.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2002	2003	2004
Income & Growth	$444,329	$260,053	$108,971
Growth	$759,308	$478,989	$456,638
Small Capitalization	$215,744	$282,481	$538,810
MidCap Growth	$763,387	$519,547	$565,733
Index 500	$19,413	$13,422	$11,139
Money Market	$0	$0	$0
Select	$31,214	$37,229	$30,978
Small Company Equity	$48,531	$48,849	$43,696
Core Strategies	$150,186	$246,402	$96,418

The brokerage commissions paid in the last fiscal year with respect to Income & Growth have decreased as a result of less frequent trading by the Portfolio's current Subadvisor, along with a decrease in the maximum commission rate applicable to trades. Small Capitalization experienced an increase in brokerage commissions due to turnover resulting from retention of a new Subadvisor for the Portfolio. Core Strategies had a decrease in brokerage commissions in the last fiscal year resulting from fewer trades and less portfolio holdings.

For the last three fiscal years, the Income & Growth, Growth, and MidCap Growth Portfolios paid brokerage commissions to Fred Alger & Company, Inc., an affiliated person and the parent company of Alger, the Subadvisor for these Portfolios, as follows:

	2002	2003	2004
Income & Growth	$335,107	$187,398	$64,002
Growth	$554,114	$327,037	$229,355
MidCap Growth	$446,617	$218,297	$191,065

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Select Portfolio paid brokerage commissions of $14,502, $17,996 and $3,120, respectively, to Harris Securities, L.P. Harris, the Subadvisor for Select, is affiliated with and a limited partner of Harris Securities, L.P.

For the period from December 11, 2004 through December 31, 2004, the Small Capitalization Portfolio paid no brokerage commissions to Raymond James, an affiliated person and the controlling parent company of that Portfolio's Subadvisor. The Small Capitalization Portfolio had a different Subadvisor prior to December 11, 2004.

For the fiscal year ended December 31, 2004, aggregate brokerage commissions paid to Fred Alger & Company, Inc. were as follows:

	2004 (as a % of total commissions)	2004 (as a % of total dollar amount of commission transactions)
Income & Growth	59%	62%
Growth	50%	54%
MidCap Growth	34%	39%

For the fiscal year ended December 31, 2004, aggregate brokerage commissions paid to Harris Securities, L.P. represented 10% of the Select Portfolio's total commissions and 12% of the total dollar amount of commission transactions.

The Fund's Advisor and Subadvisor(s) select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor(s), the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended December 31, 2004, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Income & Growth	687,818	$30,606.31
Growth	2,945,200	$134,326.65
Small Capitalization	2,367,600	$107,014.00
MidCap Growth	3,892,485	$156,925.92
Index 500	0	$0
Select	152,754	$7,630.00
Small Company Equity	644,805	$22,330.00
Core Strategies	730,438	$27,827.32

The portfolio turnover rates for the last two fiscal years were as follows:

	2003	2004
Income & Growth	173%	96%
Growth	168%	196%
Small Capitalization	169%	349%
MidCap Growth	213%	230%
Index 500	6%	4%
Select	28%	29%
Small Company Equity	55%	49%
Core Strategies	92%	66%

No portfolio turnover rate can be calculated for Money Market due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of Money Market because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

Income & Growth's lower turnover rate in the most recent fiscal year is due to less frequent trading by the Portfolio's current Subadvisor, fewer portfolio holdings and higher yield. Small Capitalization's higher turnover rate in the most recent fiscal year is due to retention of a new Subadvisor for the Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE

The Portfolios have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Portfolio's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the Ameritas website. This information may be a Portfolio's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings. From time to time, a Portfolio may disclose on the Ameritas website whether it holds a particular security, in response to media inquiries. A Portfolio's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Portfolios' Disclosure Policy, as described generally below, allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the AIC Legal Department, a representative from the Administrator may provide a Portfolio's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Portfolio's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of AIC (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Directors. The Fund's Board of Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Portfolios' portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity Information Provided Frequency Provided

Ameritas Direct/Ameritas Variable Life Insurance Company	Holdings, P/E Ratio, Portfolio Composition, Sector Weightings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as pre-clearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the respective Ameritas Portfolios. This document includes the policies and procedures that each Portfolio uses in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Portfolio shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In their function as a nominating committee, the disinterested Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the disinterested Directors of the Fund a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

GENERAL INFORMATION

The Fund is an open-end management investment company, incorporated in Maryland on September 27, 1982 and has 16 portfolios. The Income & Growth, Growth, Small Capitalization, Index 500, Money Market, MidCap Growth, and Core Strategies Portfolios are diversified. The Select and Small Company Equity Portfolios are non-diversified. The remaining portfolios are offered through a different prospectus and statement of additional information.

The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio's shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under "Purchase and Redemption of Shares." The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.

The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance Companies will vote all of a Portfolio's shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.

The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you receive one vote for each share you own.

control persons and principal holders of securities

As of April 15, 2005, the following entity beneficially owned more than 25% of the voting securities of the listed Portfolios:

Portfolio Name
Name and Address	% of Ownership

Ameritas Income & Growth
Ameritas Life Insurance Corp.	75.74%
Account X
Lincoln, NE

Ameritas Growth
Ameritas Life Insurance Corp.	69.39%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	29.77%
Account Y
Lincoln, NE

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	58.59%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	41.12%
Account Y
Lincoln, NE

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	68.96%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	30.31%
Account Y
Lincoln, NE

Ameritas Index 500
Ameritas Life Insurance Corp.	73.48%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	25.55%
Account Y
Lincoln, NE

Ameritas Money Market
Ameritas Life Insurance Corp.	75.08%
Account X
Lincoln, NE

Ameritas Select
Ameritas Life Insurance Corp.	80.91%
Account X
Lincoln, NE

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	79.84%
Account X
Lincoln, NE

Ameritas Core Strategies
Ameritas Life Insurance Corp.	71.32%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	28.66%
Account Y
Lincoln, NE

As of April 15, 2005, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Portfolios as shown:

Name and Address	% of Ownership

Ameritas Income & Growth
Ameritas Life Insurance Corp.	75.74%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	24.25%
Account Y
Lincoln, NE

Ameritas Growth
Ameritas Life Insurance Corp.	69.39%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	29.77%
Account Y
Lincoln, NE

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	58.59%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	41.12%
Account Y
Lincoln, NE

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	68.96%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	30.31%
Account Y
Lincoln, NE

Ameritas Index 500
Ameritas Life Insurance Corp.	73.48%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	25.55%
Account Y
Lincoln, NE

Ameritas Money Market
Ameritas Life Insurance Corp.	75.08%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	24.67%
Account Y
Lincoln, NE

Ameritas Select
Ameritas Life Insurance Corp.	80.91%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	19.09%
Account Y
Lincoln, NE

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	79.84%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	20.16%
Account Y
Lincoln, NE

Ameritas Core Strategies
Ameritas Life Insurance Corp.	71.32%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	28.66%
Account Y
Lincoln, NE

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Ameritas Investment Corp. (AIC)
5900 "O" Street, 4th Floor
Lincoln, Nebraska 68510-1889

Shareholder Service
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Ameritas Investment Corp. (AIC)
5900 "O" Street, 4th Floor
Lincoln, Nebraska 68510-1889

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC aCCOUNTANTs
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

PROXY VOTING GUIDELINES

Fred Alger Management, Inc.
Proxy Voting Policies and Procedures
111 Fifth Avenue, New York, New York 10003 - 800.223.3810

Fred Alger Management, Inc.

Proxy Voting Policies and Procedures

Section	Page

I. Overview	54

II. Proxy Voting Process	56

III. Conflicts of Interest	57

IV. Client Disclosure	57

V. Proxy Voting Guidelines	57

Operational Issues	56

Board of Directors Issues	59

Proxy Contest Issues	62

Anti-Takeover Defenses and Voting Related Issues	62

Mergers and Corporate Restructuring Issues	63

State of Incorporation Issues	67

Capital Structure Issues	68

Executive and Director Compensation Issues	70

Social and Environmental Issues	73

Mutual Fund Proxy Issues	82

VI. How to Obtain Further Information	87

I. Overview

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II. Proxy Voting Process

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

III. Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV. Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V. Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name:

Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company and is, therefore, not independent

  Fees for non-audit services are excessive, or

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues:

Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse

  Implement or renew a dead-hand or modified dead-hand poison pill

  Ignore a shareholder proposal that is approved by a majority of the shares outstanding

  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  Failed to act on takeover offers where the majority of the shareholders tendered their shares

  Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

  Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

  Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

  The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

  Only if the director's legal expenses would be covered

Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

  Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

  Majority of independent directors on board

  All-independent key committees

  Committee chairpersons nominated by the independent directors

  CEO performance reviewed annually by a committee of outside directors

  Established governance guidelines

  Company performance

Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

  Long-term financial performance of the target company relative to its industry; management's track record

  Background to the proxy contest

  Qualifications of director nominees (both slates)

  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  Purchase price

  Fairness opinion

  Financial and strategic benefits

  How the deal was negotiated

  Conflicts of interest

  Other alternatives for the business

  Noncompletion risk

Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

  Impact on the balance sheet/working capital

  Potential elimination of diseconomies

  Anticipated financial and operating benefits

  Anticipated use of funds

  Value received for the asset

  Fairness opinion

  How the deal was negotiated

  Conflicts of interest

Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

  Dilution to existing shareholders' position

  Terms of the offer

  Financial issues

  Management's efforts to pursue other alternatives

  Control issues

  Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

  The reasons for the change

  Any financial or tax benefits

  Regulatory benefits

  Increases in capital structure

  Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

  Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

  Prospects of the combined company; anticipated financial and operating benefits

  Offer price

  Fairness opinion

  How the deal was negotiated

  Changes in corporate governance

  Change in the capital structure

  Conflicts of interest

Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

  Tax and regulatory advantages

  Planned use of the sale proceeds

  Valuation of spin-off

  Fairness opinion

  Benefits to the parent company

  Conflicts of interest

  Managerial incentives

  Corporate governance changes

  Changes in the capital structure

Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation Issues

Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals:

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders

  It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

  Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

  Cash compensation, and

  Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns

  Rationale for the repricing

  Value-for-value exchange

  Option vesting

  Term of the option

  Exercise price

  Participation

Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value

  Offering period is 27 months or less, and

  Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value, or

  Offering period is greater than 27 months, or

  VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:

(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

  Whether the proposal mandates that all awards be performance-based

  Whether the proposal extends beyond executive awards to those of lower-ranking employees

  Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

  The parachute should be less attractive than an ongoing employment opportunity with the firm

  The triggering mechanism should be beyond the control of management

  The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

  The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

  The availability and feasibility of alternatives to animal testing to ensure product Safety, and

  The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

  The company has already published a set of animal welfare standards and monitors compliance

  The company's standards are comparable to or better than those of peer firms, and

  There are no serious controversies surrounding the company's treatment of animals

Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

  Whether the proposal focuses on a specific drug and region

  Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

  The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

  Whether the company already limits price increases of its products

  Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

  The extent that peer companies implement price restraints

Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

  The costs and feasibility of labeling and/or phasing out

  The nature of the company's business and the proportion of it affected by the proposal

  The proportion of company sales in markets requiring labeling or GMO-free products

  The extent that peer companies label or have eliminated GMOs

  Competitive benefits, such as expected increases in consumer demand for the company's products

  The risks of misleading consumers without federally mandated, standardized labeling

  Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

  The extent that peer companies have eliminated GMOs

  The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

  Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

  The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns:

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

  Whether the company has adequately disclosed the financial risks of its subprime business

  Whether the company has been subject to violations of lending laws or serious lending controversies

  Peer companies' policies to prevent abusive lending practices

Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

  Whether the company complies with all local ordinances and regulations

  The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

  The risk of any health-related liabilities

Advertising to youth:

  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

  Whether the company has gone as far as peers in restricting advertising

  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

  Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

  The percentage of the company's business affected

  The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:

  The percentage of the company's business affected

  The feasibility of a spin-off

  Potential future liabilities related to the company's tobacco business

Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

  Whether there are publicly available environmental impact reports

  Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

  The current status of legislation regarding drilling in ANWR

CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

  The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

  The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES

  Costs of membership and implementation

Environmental Reports:

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

  The company's level of disclosure lags that of its competitors, or

  The company has a poor environmental track record, such as violations of federal and state regulations

Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

  The nature of the company's business and the percentage affected

  The extent that peer companies are recycling

  The timetable prescribed by the proposal

  The costs and methods of implementation

  Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

  The nature of the company's business and the percentage affected

  The extent that peer companies are switching from fossil fuels to cleaner sources

  The timetable and specific action prescribed by the proposal

  The costs of implementation

  The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

General Corporate Issues

Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

  The relevance of the issue to be linked to pay

  The degree that social performance is already included in the company's pay structure and disclosed

  The degree that social performance is used by peer companies in setting pay

  Violations or complaints filed against the company relating to the particular social performance measure

  Artificial limits sought by the proposal, such as freezing or capping executive pay

  Independence of the compensation committee

  Current company pay levels

Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities, and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles:

Vote AGAINST proposals to implement the China Principles unless:

  There are serious controversies surrounding the company's China operations, and

  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

  The nature and amount of company business in that country

  The company's workplace code of conduct

  Proprietary and confidential information involved

  Company compliance with U.S. regulations on investing in the country

  Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

  The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

  Agreements with foreign suppliers to meet certain workplace standards

  Whether company and vendor facilities are monitored and if so, how

  Company participation in fair labor organizations

  Type of business

  Proportion of business conducted overseas

  Countries of operation with known human rights abuses

  Whether the company has been recently involved in significant labor and human rights controversies or violations

  Peer company standards and practices

  Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

  The company does not operate in countries with significant human rights violations

  The company has no recent human rights controversies or violations, or

  he company already publicly discloses information on its vendor standards compliance

MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride

Principles, taking into account:

  Company compliance with or violations of the Fair Employment Act of 1989

  Company antidiscrimination policies that already exceed the legal requirements

  The cost and feasibility of adopting all nine principles

  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

  The potential for charges of reverse discrimination

  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

  The level of the company's investment in Northern Ireland

  The number of company employees in Northern Ireland

  The degree that industry peers have adopted the MacBride Principles

  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

  Whether the company has in the past manufactured landmine components

  Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

  What weapons classifications the proponent views as cluster bombs

  Whether the company currently or in the past has manufactured cluster bombs or their components

  The percentage of revenue derived from cluster bomb manufacture

  Whether the company's peers have renounced future production

Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization:

Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:

  The information is already publicly available, or

  The disclosures sought could compromise proprietary information

Workplace Diversity

Board Diversity:

Generally vote FOR reports on the company's efforts to diversify the board, unless:

  The board composition is reasonably inclusive in relation to companies of similar size and business, or

  The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  The degree of board diversity

  Comparison with peer companies

  Established process for improving board diversity

  Existence of independent nominating committee

  Use of outside search firm

  History of EEO violations

Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:

  The company has well-documented equal opportunity programs

  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling:

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling

Commission's business recommendations, unless:

  The composition of senior management and the board is fairly inclusive

  The company has well-documented programs addressing diversity initiatives and leadership development

  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

  Whether the company's EEO policy is already in compliance with federal, state and local laws

  Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

  The industry norm for including sexual orientation in EEO statements

  Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

  Board structure

  Director independence and qualifications

  Attendance at board and committee meetings

Votes should be withheld from directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  Ignore a shareholder proposal that is approved by a majority of shares outstanding

  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  Are interested directors and sit on the audit or nominating committee, or

  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  Past performance as a closed-end fund

  Market in which the fund invests

  Measures taken by the board to address the discount

  Past shareholder activism, board activity

  Votes on related proposals

Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

  Past performance relative to its peers

  Market in which fund invests

  Measures taken by the board to address the issues

  Past shareholder activism, board activity and votes on related proposals

  Strategy of the incumbents versus the dissidents

  Independence of directors

  Experience and skills of director candidates

  Governance profile of the company

  Evidence of management entrenchment

Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

  Proposed and current fee schedules

  Fund category/investment objective

  Performance benchmarks

  Share price performance compared to peers

  Resulting fees relative to peers

  Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

  Stated specific financing purpose

  Possible dilution for common shares

  Whether the shares can be used for anti-takeover purposes

1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

  Potential competitiveness

  Regulatory developments

  Current and potential returns

  Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

  The fund's target investments

  The reasons given by the fund for the change

  The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

  Political/economic changes in the target market

  Consolidation in the target market

  Current asset composition

Change in Fund's Subclassification:

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

  Potential competitiveness

  Current and potential returns

  Risk of concentration

  Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  Strategies employed to salvage the company

  The fund's past performance

  Terms of the liquidation

Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

  The degree of change implied by the proposal

  The efficiencies that could result

  The state of incorporation

  Regulatory standards and implications

Vote AGAINST any of the following changes:

  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

  Removal of shareholder approval requirement for amendments to the new declaration of trust

  Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

  Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

  Regulations of both states

  Required fundamental policies of both states

  Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  Fees charged to comparably sized funds with similar objectives

  The proposed distributor's reputation and past performance

  The competitiveness of the fund in the industry

  Terms of the agreement

Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  Resulting fee structure

  Performance of both funds

  Continuity of management personnel

  Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser:

Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

  Performance of the fund's NAV

  The fund's history of shareholder relations

  The performance of other funds under the adviser's management

V. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II. Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A. Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B. Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C. Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D. Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E. Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F. Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A. Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B. Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C. Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D. Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E. Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F. Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G. Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H. Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A. Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

    Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C. Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D. Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E. Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F. Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40--S65)

Examples of proposals in this category include:

1. Anti - Abortion.

2. Affirmative Action.

3. Animal Rights.

a. Animal Testing.

b. Animal Experimentation.

c. Factory Farming.

4. Chemical Releases.

5. El Salvador.

6. Environmental Issues.

a. CERES Principles.

b. Environmental Protection.

7. Equal Opportunity.

8. Discrimination.

9. Government Service.

10. Infant Formula.

11. Israel.

12. Military Contracts.

13. Northern Ireland.

a. MacBride Principles.

14. Nuclear Power.

a. Nuclear Waste.

b. Nuclear Energy Business.

15. Planned Parenthood Funding.

16. Political Contributions.

17. South Africa.

a. Sullivan Principles.

18. Space Weapons.

19. Tobacco-Related Products.

      World Debt.

Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

  Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

  Copy of each proxy statement received.

  Record of each vote cast.

  Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

  Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

State Street Global Advisors

Proxy Voting Policy

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies

Process

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

  Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

  Approval of auditors

  Directors' and auditors' compensation

  Directors' liability and indemnification

  Discharge of board members and auditors

  Financial statements and allocation of income

  Dividend payouts that are greater than or equal to country and industry standards

  Authorization of share repurchase programs

  General updating of or corrective amendments to charter

  Change in Corporation Name

  Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

  Capitalization changes which eliminate other classes of stock and voting rights

  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

  Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

  Elimination of "poison pill" rights

  Stock purchase plans with an exercise price of not less that 85% of fair market value

  Stock option plans which are incentive based and not excessive

  Other stock-based plans which are appropriately structured

  Reductions in super-majority vote requirements

  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

  Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

  Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

  Elimination of Shareholders' Right to Call Special Meetings

  Establishment of classified boards of directors

  Reincorporation in a state which has more stringent anti-takeover and related provisions

  Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

  Excessive compensation

  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

  Adjournment of Meeting to Solicit Additional Votes

  "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

  For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

  Against offers when there are prospects for an enhanced bid or other bidders

  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  Requirements that auditors attend the annual meeting of shareholders

  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

  Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

  Mandates that amendments to bylaws or charters have shareholder approval

  Mandates that shareholder-rights plans be put to a vote or repealed

  Establishment of confidential voting

  Expansions to reporting of financial or compensation-related information, within reason

  Repeals of various anti-takeover related provisions

  Reduction or elimination of super-majority vote requirements

  Repeals or prohibitions of "greenmail" provisions

  "Opting-out" of business combination provisions

  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

  Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

  Limits to tenure of directors

  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

  Restoration of cumulative voting in the election of directors

  Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

  Proposals which require inappropriate endorsements or corporate actions

  Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

  Proposal asking companies to adopt full tenure holding periods for their executives

  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how

FM voted the client's proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

Calvert Asset Management Company

Proxy Voting Guidelines

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

  CORPORATE GOVERNANCE

    Board and Governance Issues

  Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

  Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

  Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

  Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

  Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

  Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

  Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

  Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

  Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

  Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

  Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

  Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

  Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

  Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

  Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

  Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

  Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

  Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

  Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

  Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

  Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

  Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

  Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

  Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

  Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

  Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

  Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

  Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

  Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

  Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

  CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

  Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

  Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C. Workplace Issues

    Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

  Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

  Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

  Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

  Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

  Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

  Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

  Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

  Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

  Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

  Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

  Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

  Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

  Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

  Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

  Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

Harris Associates, L.P.

PROXY VOTING PROCEDURES

The Firm's Proxy Voting Committee ("the Committee") is responsible for establishing and maintaining these proxy voting procedures and works in conjunction with the Firm's Research Analysts ("Analysts") and Proxy Administrator ("the Administrator") to ensure that the Firm's Proxy Voting Guidelines ("the Guidelines") are followed. In July 2003, the Firm adopted "Proxy Voting Policies and Procedures" designed to ensure that all proxies are voted in the Firm's Clients' best interest. The following procedures have been established to facilitate compliance with those policies and procedures:

Decision Making Process

  Proxy proposals are received by the Administrator who forwards them to the appropriate Analyst following the company. If the Analyst believes the proposal should be voted in accordance with the Guidelines, he initials the proposal and returns it to the Administrator. The Administrator will then vote the proxy in accordance with the Guidelines.

  If the Analyst believes the proposal should be voted contrary to the Guidelines (or if the Guidelines do not address the issue presented in the proposal), he submits the proposal, along with his voting recommendation, to the Committee. The recommendation should explain the reasons for recommending a contrary vote.

  The Committee reviews the proposal and the Analyst's recommendation and votes on the proposal. The Committee may vote at an in person meeting or, indicate their votes in writing. The decision on the proposal is made by a majority vote and is reflected on the Proxy Decision Form ("the Form") which must be initialed by all Committee members and the Analyst and returned to the Administrator. Once the Administrator receives the Form and verifies that all appropriate initials are present, she will vote the proxy in accordance with the Committee's decision. The Administrator will retain records of the Committee's decision as well as any other documents material to the voting decision. (See "Record keeping" below).

  If the security is not on one of the Firm's Approved Lists of stocks (which includes all domestic and international securities approved for purchase in managed accounts), the Administrator will vote the proxy in accordance with the Guidelines. If the Guidelines do not address the particular issue, the Administrator will vote in accordance with the recommendations of Institutional Shareholder Services ("ISS). The Administrator shall document those instances where the ISS recommendations were used.

Voting Ballots

1) Oakmark Funds ("the Funds") -- Shares held in any of the Funds are voted using ISS as the proxy voting service. Once the Administrator is informed by either the Committee or the appropriate Analyst of how to vote the proxy, she forwards a holdings file to ISS that reflects the holdings in the Funds. ISS then reconciles this information with the information it receives from the Funds' custodian and informs the Administrator of any discrepancies. The Administrator will then work with ISS and the Funds' custodian to resolve any discrepancies and ensure that all shares are properly voted.

2) All Other Harris Clients -- Shares held by all Firm clients other than the Funds are voted using ADP ProxyEdge as the proxy voting service. The Administrator downloads information from ADP ProxyEdge regarding proxy proposals and shares held by Harris Clients. The Administrator then reconciles this information with the Firm's records to ensure that all shares are properly voted.

3) Once the Administrator confirms the votes for both the Funds and all other Harris Clients, the Administrator casts the actual proxy vote electronically through the appropriate proxy voting service. If the votes cannot be cast through either service, the Administrator will cast the votes online through "proxyvote.com" and then submit the information to the proxy Voting Service for record keeping and reporting purposes.

Conflicts

1) Monitoring -- The Firm's Proxy Voting Policies and Procedures identify certain situations that may give rise to a conflict of interest. On a quarterly basis, employees of the Firm are required to disclose in the Firm's Compliance Questionnaire any relationship with a public company that may result in a conflict for the Firm in voting the securities of that company. Additionally, on an ongoing basis, the Proxy Administrator (or other member of the Compliance Department) will compare the list of stocks on the Firm's Approved Lists to a list of the Firm's current and prospective clients as generated by the Firm's Marketing Department. Following their weekly meetings, the Firm's Stock Selection Group ("SSG") will inform the Administrator of any additions or deletions to the SSG's Approved List. Additionally, the Firm's International Equity Group will provide the Administrator a copy of the "Buy" list which includes all approved international stocks while the Small Cap Investment Group will provide its own list of all approved small cap stocks. The Administrator will then run a report comparing these securities to any additions to the Client Database in order to detect potential conflicts. The Compliance Department will notify the Firm's General Counsel and the Committee of any potential conflicts and the Committee will determine whether a conflict exists. The basis for the Committee's determination will be in writing.

  Voting -- If a conflict has been identified, the proposal will be sent to the Committee who will determine whether the proposal should be voted in accordance with the Guidelines, or if the proposal is not addressed by the Guidelines, whether it should be voted in accordance with the recommendation of ISS. If ISS has not provided a recommendation on the proposal or if the Committee believes the recommendation is not in the best interests of the Firm's clients, the Committee will refer the proposal to 1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination on how shares in the Funds should be voted, and 2) the Proxy Voting Conflicts Committee (consisting of the Firm's General Counsel, Chief Financial Officer and Director of Compliance) for a determination of how shares held in other Harris Client accounts should be voted.

Record keeping

In addition to these Procedures, the Administrator will maintain the Firm's Proxy Voting Policies and Procedures, records of proxy statements and communications received, records of the Committee's decisions, records of all votes cast, all documents created that were material to the voting decision and a record of each client's written request for proxy voting records and the Firm's written response to written or oral requests. The Administrator will also maintain a written account of all votes contrary to the Guidelines and documentation of all potential conflicts. These records will be maintained on-site by the proxy Administrator for two years and then off-site for a total of 5 years.

Disclosure of Proxy Voting Record

1) The Funds -- The Firm will disclose the proxy voting record of the Funds annually by filing Form N-PX with the SEC and make the record available to shareholders upon request. The Firm will file its initial Form N-PX by 8/31/04.

2) Other Harris Clients - The Firm is required to provide its proxy voting record to any Client that requests it within three days of such request. The request will be routed by the individual receiving it (normally a Portfolio Administrator) to the Proxy Administrator. The Administrator will run a report using ADP ProxyEdge which will detail how the Firm voted the particular Client's shares. This report will be sent to the individual requesting the information who will provide the report to the Client. The individual requesting the information will also provide a copy of the report to Compliance noting the day the request was received and the day the information was communicated to the Client

3) Subadvised Funds -- The Firm will receive requests periodically for the proxy voting record for the Firm's Subadvised Funds. These Subadvised Funds will use this information to file their own Form N-PX on an annual basis. Such request should be forwarded to the Administrator who will run a report using ADP ProxyEdge detailing how the Subadvised Firm voted the Fund's shares. This report will be provided to the Fund Analyst assigned to the Subadvised Fund who will provide the report to the Fund with a copy to the Firm's Compliance Department noting the day the request was received and the report sent to the Client

Babson Capital Management LLC
(Babson Capital")

Section 12
Proxy Voting And Procedures
Purpose

The purpose of these policies and procedures (the "Policy") is to ensure that Babson Capital fulfills its responsibilities under Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Rule 206(4)-6 requires, among other matters, that Babson Capital adopt written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson Capital addresses material conflicts that may arise between Babson Capital's interests and those of its clients.

Proxy Voting Policy

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e., prudently and in a manner believed by Babson Capital to best protect and enhance an investor's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines, a summary of which is attached as Appendix A hereto.

Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter[1], vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's or such person's independence or judgment concerning how to vote proxies.

Administration of Proxy Voting Policy

Proxy Committee: Babson Capital hereby creates a standing committee of Babson Capital officers to be called the Proxy Committee. Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson Capital. The Committee shall (1) review the Policy and Babson Capital's implementation of the Policy, including ISS's guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients' best interests, (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record Keeping Requirements Section below. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures Section of the Policy.

Proxy Administrators: Babson Capital's Chief Operating Officer shall designate one or more Proxy Administrators (each, a "Proxy Administrator"). The Proxy Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee.

Proxy Voting Procedures

New Account Procedures: Babson Capital's investment management agreements for its institutional equity investment accounts and its private wealth management accounts generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client's proxy voting policy and provides the client's proxy voting policy to Babson Capital, Babson Capital will vote as instructed by the client. In the event an investment management agreement is silent on the matter, Babson Capital should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no instructions as to its preferences.

Handling of Proxies: All proxy statements and proxy cards received by a Babson Capital employee are to be immediately forwarded to the designated Proxy Administrator in the Cambridge, Massachusetts office for logging and posting of votes.

Voting Proxies: Babson Capital will vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in clients' best interests to vote against ISS's recommendation or proxy voting guidelines[2]. In these cases:

  If (i) a Proxy Analyst recommends that a proxy should be voted against ISS's recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

Required Disclosures/Client Request for Information

Babson Capital shall include a summary of the Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson Capital voted the client's proxies. Any client requests for copies of the Policy or a record of how Babson Capital voted the client's proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

Record Keeping Requirements

For equity investment clients for which Babson Capital has discretionary proxy voting authority, Babson Capital has contracted with ISS to retain:

  All proxy statements regarding client securities; and

  All records of votes cast on behalf of clients

for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

For all other clients and for any proxies received with respect to which ISS has not provided Babson Capital with a recommendation; such information shall be retained by the Proxy Administrator receiving the proxy for such time periods. set forth in the SEC Rule 206(4)-6. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser or investment sub-adviser, such records shall include the following detail:

  The name of the issuer of the portfolio security;
  The exchange ticker symbol of the portfolio security;
  The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security, if available;
  The shareholder meeting date;
  A brief identification of the matter voted on;
  Whether the matter was proposed by the issuer or by a security holder;
  Whether the investment company client cast its vote on the matter;
  How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

  Whether the investment company client cast its vote for or against management.

In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6:

  The Policy and any amendments thereto;

  All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

All records of client written requests for proxy voting information and the responses thereto.

Appendix A

Effective February 1, 2005
ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o Implement or renew a dead-hand or modified dead-hand poison pill

o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o Are inside directors or affiliated outside directors and the full board is less than majority independent

o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

o Two-thirds independent board

o All-independent key committees

o Established governance guidelines

Additionally, the company should not have under-performed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o Background to the proxy contest

o Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o Purchase price

o Fairness opinion

o Financial and strategic benefits

o How the deal was negotiated

o Conflicts of interest

o Other alternatives for the business

o Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o Impact on the balance sheet/working capital

o Potential elimination of diseconomies

o Anticipated financial and operating benefits

o Anticipated use of funds

o Value received for the asset

o Fairness opinion

o How the deal was negotiated

o Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o Dilution to existing shareholders' position

o Terms of the offer

o Financial issues

o Management's efforts to pursue other alternatives

o Control issues

o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o The reasons for the change

o Any financial or tax benefits

o Regulatory benefits

o Increases in capital structure

o Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

Capital Structure model

o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or

Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits

o Offer price

o Fairness opinion

o How the deal was negotiated

o Changes in corporate governance

o Change in the capital structure

o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o Tax and regulatory advantages

o Planned use of the sale proceeds

o Valuation of spinoff

o Fairness opinion

o Benefits to the parent company

o Conflicts of interest

o Managerial incentives

o Corporate governance changes

o Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o Cash compensation, and

o Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

-Base salary, bonus, long-term incentives

-Accumulative realized and unrealized stock option and restricted stock gains

-Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

-Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

-Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

-Payment if termination occurs within 12 months: $_____

-Payment if "not for cause" termination occurs within 12 months: $_____

-Payment if "change of control" termination occurs within 12 months: $_____

o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options or performance-accelerated grants. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

  Director stock ownership guidelines
  A minimum of three times the annual cash retainer.

  Vesting schedule or mandatory holding/deferral period
  A minimum vesting of three years for stock options or restricted stock, or
  Deferred stock payable at the end of a three-year deferral period.

  Mix between cash and equity
  A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  Retirement/Benefit and Perquisites programs
  No retirement/benefits and perquisites provided to non-employee directors.

  Quality of disclosure
  Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic trading patterns

o Rationale for the repricing

o Value-for-value exchange

o Treatment of surrendered options

o Option vesting

o Term of the option

o Exercise price

o Participation.

Qualified Employee Stock Purchase Plans

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value

o Offering period is 27 months or less, and

o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

o Purchase price is less than 85 percent of fair market value, or

o Offering period is greater than 27 months, or

o The number of shares allocated to the plan is more than ten percent of the outstanding shares

Nonqualified Employee Stock Purchase Plans

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related

Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of

Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o The triggering mechanism should be beyond the control of management

o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o The degree that competitors are using animal-free testing.

o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting

R&D spending

o Whether the company already limits price increases of its products

o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

o The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the

United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

  The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
  The company's existing healthcare policies, including benefits and healthcare access for local workers
  Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending,

including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o Whether the company has gone as far as p eers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

o Spinoff tobacco-related businesses:

o The percentage of the company's business affected

o The feasibility of a spinoff

o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

  The feasibility of financially quantifying environmental risk factors,
  The company's compliance with applicable legislation and/or regulations regarding environmental performance,
  The costs associated with implementing improved standards,
  The potential costs associated with remediation resulting from poor environmental performance, and
  The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o The nature of the company's business and the percentage affected

o The extent that peer companies are recycling

o The timetable prescribed by the proposal

o The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

Outsourcing/ Offshoring

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

  Risks associated with certain international markets
  The utility of such a report to shareholders
  The existence of a publicly available code of corporate conduct that applies to international operations

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o Independence of the compensation committee

o Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o The nature and amount of company business in that country

o The company's workplace code of conduct

o Proprietary and confidential information involved

o Company compliance with U.S. regulations on investing in the country

o Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o Agreements with foreign suppliers to meet certain workplace standards

o Whether company and vendor facilities are monitored and how

o Company participation in fair labor organizations

o Type of business

o Proportion of business conducted overseas

o Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o Peer company standards and practices

o Union presence in company's international factories

o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride

Principles)

o The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o The level of the company's investment in Northern Ireland

o The number of company employees in Northern Ireland

o The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o Whether the company has in the past manufactured landmine components

o Whether the company's peers have renounced future production

o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o The percentage of revenue derived from cluster bomb manufacture

o Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

o Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o The information is already publicly available or

o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o The degree of board diversity

o Comparison with peer companies

o Established process for improving board diversity

o Existence of independent nominating committee

o Use of outside search firm

o History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings

o without a valid excuse for the absences. Valid reasons include illness or

o absence due to company business. Participation via telephone is acceptable.

o In addition, if the director missed only one meeting or one day's

o meetings, votes should not be withheld even if such absence dropped the

o director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares

o outstanding;

o ignore a shareholder proposal that is approved by a majority of the

o votes cast for two consecutive years;

o are interested directors and sit on the audit or nominating committee; or

o are interested directors and the full board serves as the audit or

o nominating committee or the company does not have one of these

o committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

o Past performance relative to its peers

o Market in which fund invests

o Measures taken by the board to address the issues

o Past shareholder activism, board activity, and votes on related proposals

o Strategy of the incumbents versus the dissidents

o Independence of directors

o Experience and skills of director candidates

o Governance profile of the company

o Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o Proposed and current fee schedules

o Fund category/investment objective

o Performance benchmarks

o Share price performance as compared with peers

o Resulting fees relative to peers

o Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o The degree of change implied by the proposal

o The efficiencies that could result

o The state of incorporation

o Regulatory standards and implications

Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without

Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

THORNBURG INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

This policy has been adopted by Thornburg Investment Management, Inc. to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom Thornburg Investment Management performs investment management services and is authorized or required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to Thornburg Investment Management, Inc. the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Thornburg Investment Management, Inc. to constitute "written policies and procedures" as described in Rule 206(4)--6 under the Investment Advisers Act of 1940, as amended. This policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended.

INDEX

Definitions *

Objective *

Proxy Voting Coordinator *

Assembling Voting Information *

Portfolio Managers *

Accumulating Voting Results *

Resolution of Conflicts of Interest *

Communicating Votes *

Record of Voting Delegation *

Annual Review of Policy Function *

Comment on Voting *

Joining Insurgent or Voting Committees *

Social Issues *

Recordkeeping *

Definitions

"Account" means any discrete account or portfolio as to which the Manager has discretionary investment authority. A Client may have multiple Accounts. Each series of any investment company as to which the Manager is the adviser or subadviser is an Account.

"Client" means any person with whom the Manager has a contract to perform discretionary investment management services, and for whom the Manager is authorized by the contract or required by applicable law to vote or consider voting securities in the Client's Account.

"Compliance Officer" means the Director of Compliance, Thornburg Investment Management, Inc.

"Conflict of Interest" means as to any Account, any conflict between a pecuniary interest of the Manager or any affiliate, and the duties of the Manager to the Client who is the owner of the Account.

"Manager" means Thornburg Investment Management, Inc.

"President" means the president of Thornburg Investment Management, Inc., or in the event of his unavailability any individual who is a vice president and managing director of Thornburg Investment Management, Inc.

"Proxy Voting Coordinator" means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

Objective

This policy defines procedures for voting securities in each Account managed by the Manager, for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for assembling voting information and applying the informed expertise and judgment of the Manager's personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, the Manager may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment's value.

It is also important to the pursuit of the policy's voting objective that the Manager be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by the Manager, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by the Manager on the issue), to be inconsistent with the objective of this policy. Accordingly, the Manager understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

    Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

    Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by the Manager and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

    Providing to appropriate portfolio managers any specific voting instructions from Clients;

    Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by the Manager);

    Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer; and

    Participating in the annual review of policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by the Manager. Any portion or all of any one or more of these functions may be performed by service providers engaged by the Manager.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. The Manager may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the Manager to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by the Manager.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer:

As to each matter relating to a portfolio security held by the Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i) Whether we cast the vote for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31 for each 12 month period ending on the preceding June 30. The Manager may use third party service providers to record, cumulate and deliver the foregoing information to the Compliance Officer. The Coordinator may, with the President's approval, delegate any portion or all of these functions to one or more other individuals employed by the Manager.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

Communicating Votes

The Proxy Voting Coordinator shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each Account. The Coordinator may, with the President's approval, delegate any portion or all of this function to one or more individuals employed by the Manager. The Manager may engage one or more service providers to facilitate timely communication of proxy votes. The Manager is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. The Manager does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Accounts, with a specification as to each Account whether or not the Manager is authorized to vote proxies respecting the Account's portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

    Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if the Manager is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

    Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

    Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

    Prepare a written report to the President respecting the foregoing items.

Comment on Voting

It is the policy of the Manager not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that Management does not comment on proxy voting, and that as to registered investment companies for which the Manager is required to disclose proxy votes, the information is available [on the investment company's website]. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of the Manager, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

    Copies of this policy as from time to time revised or supplemented;

    A copy of each proxy statement that the Manager receives regarding Client securities;

    Voting Results for each Client;

    A copy of any document created by the Manager that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision;

    A copy of each written Client request for information on how the Manager voted proxies on behalf of the Client, and a copy of any written response by the Manager to any (written or oral) Client request for information on how the Manager voted proxies on behalf of the requesting Client;

    Communications to Clients respecting Conflicts of Interest; and

    All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in its office the foregoing records for a period of not less than five years from the end of the Manager's fiscal year during which the last entry was made on the record. The Compliance Officer may use the Securities Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the President may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to the Manager promptly upon request.

As adopted July 17, 2003.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


PART C. OTHER INFORMATION

Item 23. Exhibits:

99.B.1 a.          Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.

        b.         Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.

        c.         Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, dated 4/22/97, accession number 0000708950-97-000006.

        d.         Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, dated 2/12/98, accession number 0000708950-98-000002.

99.B2            Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, dated 4/30/99, accession number 0000708950-99-000009.

99.B5            Investment Advisory Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Investment Advisory Agreement Restated December 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Form of Amended Schedule A to the Investment Advisory Agreement for Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, dated April 30, 2004, accession number 0000708950-04-000006.

99.B5.a          Subadvisory Agreement with Atlanta Capital, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.b         Subadvisory Agreement with SSgA Funds Management, Inc. (Social Balanced), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.c         Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.d        Subadvisory Agreement with Brown Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.e        Subadvisory Agreement with Awad Asset Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.g        Subadvisory Agreement with Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.h        Subadvisory Agreement with SSgA Funds Management, Inc. (Ameritas Index 500), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.i         Subadvisory Agreement with Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.j         Subadvisory Agreement with David L. Babson & Company Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.l        Subadvisory Agreement with Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.m        Subadvisory Agreement with Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, dated April 30, 2004, accession number 0000708950-04-000006.

99.B5.n        Subadvisory Agreement with Eagle Asset Management filed herewith.

99.B6         Underwriting Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B8         Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B9         Deferred Compensation Agreement, incorporated by reference to Post-Effective Agreement No. 31, dated 4/25/96, accession number 0000708950-96-000005.

99.B9a        Transfer Agency and Service Agreement for the National Financial Data Services, Inc. and Servicing Agreement for Calvert Shareholder Services, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Servicing Agreement Restated December 5, 2001, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Addendum to Schedule A Servicing Agreement Restated January 1, 2001, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B9b        Administrative Services Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc. filed herewith. Amended Schedule A to the Administrative Services Agreement Restated January 2, 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B10        Opinion and Consent of Counsel filed herewith.

99.B11        Consent of Independent Auditors filed herewith.

99.B17.b      Power of Attorney Forms incorporated by reference to Post-Effective Amendment 47, dated April 29, 2003, accession number 0000708950-03-000003.

99.B18        Code of Ethics for CAMCO filed herewith.

99.B182       Code of Ethics for Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B184       Code of Ethics for SSgA Funds Management, Inc., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B185       Code of Ethics for Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B186       Code of Ethics for David L. Babson & Company Inc., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B187       Code of Ethics for Atlanta Capital Management Company, incorporated by reference to Pre-Effective Amendment No. 42, dated 11/05/01, accession number 0000708950-01-500021.

99.B188       Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B189       Code of Ethics for Brown Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B1810     Code of Ethics for Awad Asset Management, Inc., incorporated by reference to Post-Effective Amendment No. 47, dated April 29, 2003, accession number 0000708950-03-000003.

99.B1811     Code of Ethics for Ameritas Investment Corp., incorporated by reference to Post-Effective Amendment No. 47, dated April 29, 2003, accession number 0000708950-03-000003.

99.B1813     Code of Ethics for Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, dated April 30, 2004, accession number 0000708950-04-000006.

99.B1814     Code of Ethics for Eagle Asset Management, Inc. filed herewith.

Item 24. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 25.       Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $11 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Name of Company,

Name Principal Business and Address Capacity

Barbara J. Krumsiek

Calvert Variable Series, Inc.        Officer

Calvert Municipal Fund, Inc.         and

Calvert World Values Fund, Inc.      Director

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

Government Income                  and

Calvert Tax-Free Reserves           Trustee

Calvert Social Investment Fund

Calvert Cash Reserves

The Calvert Fund

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor                   and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

----------------

Calvert Group, Ltd.                 Officer

Holding Company                     and

4550 Montgomery Avenue             Director

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent                       and

4550 Montgomery Avenue              Director

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                        Officer

Service Company                       and

4550 Montgomery Avenue                Director

Bethesda, Maryland 20814

---------------

Calvert Distributors, Inc.            Officer

Broker-Dealer                         and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Ronald M. Wolfsheimer

First Variable Rate Fund              Officer

  for Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

--------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company                      and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Calvert Distributors, Inc.           Officer

Broker-Dealer                        and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

David R. Rochat

First Variable Rate Fund             Officer

  for Government Income              and

Calvert Tax-Free Reserves            Trustee

Calvert Cash Reserves

The Calvert Fund

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Municipal Fund, Inc.         Officer

Investment Company                   and

4550 Montgomery Avenue              Director

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor                   and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Chelsea Securities, Inc.             Officer

Securities Firm                      and

Post Office Box 93                   Director

Chelsea, Vermont 05038

---------------

Grady, Berwald & Co.                Officer

Holding Company                      and

43A South Finley Avenue              Director

Basking Ridge, NJ 07920

---------------

Charles T. Nason

Ameritas Acacia Mutual               Officer and

  Holding Company                    Director

Acacia Life Insurance

Insurance Companies

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Financial Corporation         Officer

Holding Company                      and Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Federal Savings Bank          Director

Savings Bank

7600-B Leesburg Pike

Falls Church, Virginia 22043

---------------

Enterprise Resources, LLC            Director

Business Support Services

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Realty Square, LLC            Director

Realty Investments

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Director

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Director

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Director

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Director

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Social Investment

  Fund Trustee

Investment Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

-----------------

The Advisors Group, Ltd.             Director

Broker-Dealer and

Investment Advisor

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Robert-John H. Sands

Ameritas Acacia Mutual

  Holding Company                    Officer

Acacia Life Insurance

Acacia National Life

  Insurance                          Officer and

Insurance Company                    Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Life Insurance                Officer

Insurance Company

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Financial Corporation         Officer and

Holding Company                      Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Federal Savings Bank          Officer

Savings Bank

7600-B Leesburg Pike

Falls Church, Virginia 22043

---------------

Enterprise Resources, LLC            Director

Business Support Services

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Realty Square, LLC            Director

Realty Investments

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

The Advisors Group, Ltd.             Director

Broker-Dealer and

Investment Advisor

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Director

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Director

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management,

  Co., Inc.                          Director

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Director

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

William M. Tartikoff

Acacia National Life

  Insurance                          Officer

Insurance Company

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative              Officer

Services Company

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co. Inc.                           Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Director

Broker-Dealer                       and Officer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Susan Walker Bender

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                      Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Ivy Wafford Duke

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Lancelot King

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Jane Maxwell

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Catherine Roy

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Steve Falci

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Hui Ping Ho

Calvert Asset Management

  Co., Inc.                          Assistant

Investment Advisor                 Treasurer

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

First Variable Rate Fund             Assistant

  for Government Income              Treasurer

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Daniel K. Hayes

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

John Nichols

Calvert Asset Management             Officer

Company, Inc.

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

Gregory Habeeb

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

Thomas Dailey

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

James O'Boyle

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Matt Nottingham

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Gary Miller

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

--------------

Item 27. Principal Underwriters

         (a)     Registrant's principal underwriter underwrites shares of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Social Investment Fund, Calvert Cash Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., Calvert Social Index Series, Inc., Calvert Variable Series, Inc., and Calvert Impact Fund, Inc.

         (b)     Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) with Underwriter	Position(s) with Registrant
Barbara J. Krumsiek	Director and Chief Executive Officer	Director
Ronald M. Wolfsheimer	Director, Senior Vice President and Chief Financial Officer	Treasurer
William M. Tartikoff	Director, Senior Vice President and Secretary	Vice President and Secretary
Craig Cloyed	President	None
Reginald Stanley	Senior Vice President	None
Karen Becker	Vice President of, Operations	None
David Leach	Vice President	None
Geoffrey Ashton	Regional Vice President	None
Timothy O'Leary	Regional Vice President	None
Bill Hairgrove	Regional Vice President	None
Anthony Eames	Regional Vice President	None
Steve Himber	Regional Vice President	None
Tanya Williams	Regional Vice President	None
Ben Ogbogu	Regional Vice President	None
Christine Teske	Regional Vice President	None
Jeanine L. Perkins	Regional Vice President	None
Steven Yoon	Regional Vice President	None
Susan Walker Bender	Assistant Secretary	Assistant Secretary and Assistant Vice President
Ivy Wafford Duke	Assistant Secretary	Assistant Secretary and Assistant Vice President
Lancelot King	Assistant Secretary	Assistant Secretary and Assistant Vice President
Jane Maxwell	Assistant Secretary	Assistant Secretary and Assistant General Counsel
Hui Ping Ho	Assistant Treasurer	Assistant Treasurer

*4550 Montgomery Avenue Bethesda, Maryland 20814

         (c)      Inapplicable.

Item 28. Location of Accounts and Records

         Ronald M. Wolfsheimer, Treasurer

         and

         William M. Tartikoff, Assistant Secretary

         4550 Montgomery Avenue, Suite 1000N

         Bethesda, Maryland 20814

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

                                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 29th day of April 2005.

CALVERT VARIABLE SERIES, INC.

By:

_______________**__________________

Barbara J. Krumsiek

Director and Chairman

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities indicated have signed this Registration Statement below on the 29th day of April 2005.

Signature Title

__________**____________            Director and Chairman
Barbara J. Krumsiek

__________**____________            Treasurer
Ronald M. Wolfsheimer

__________**____________            Director
Arthur J. Pugh

__________**____________            Director
Frank H. Blatz, Jr.

__________**____________            Director
Alice Gresham

__________**____________            Director
M. Charito Kruvant

__________**____________            Director
Cynthia H. Milligan

________________________            Director
William Lester

________________________            Director
Gregory Boal

**By Ivy Wafford Duke as Attorney-in-fact, pursuant to Power of Attorney
/s/ Ivy Wafford Duke